UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3855

Fidelity Advisor Series VIII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Global Equity Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	11.96%	9.46%	9.05%
Class M (incl. 3.50% sales charge)	14.28%	9.71%	9.24%
Class C (incl. contingent deferred sales charge)	16.91%	9.94%	9.41%
Class I	19.12%	11.05%	10.51%

 A From May 2, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$16,106	Fidelity Advisor® Global Equity Income Fund - Class A
$17,310	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index returned 23.70% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+23%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. The U.S. (+23%) finished close to the index result. Sector-wise, information technology (+41%) was driven by a surge among several U.S. and Chinese internet-related names. Financials (+31%) rode rising interest rates that, at the same time, weighed on real estate (+13%) as well as utilities (+15%), consumer staples (+9%) and telecommunication services (+5%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+26%) responded to demand from China and price gains for certain commodities. In the energy sector (+10%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+20%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains in the range of roughly 18% to 19%, underperforming the 23.70% return of the benchmark MSCI ACWI (All Country World Index) Index. An unhelpful investment in Teva Pharmaceutical Industries, which suffered as the company continued to integrate its 2016 acquisition of Actavis’ generics business, and due to concerns about the environment for drug prices, weighed on relative results. The fund's cash position of about 4% of assets also hurt relative results in a strong market. Molson Coors Brewing – maker of its namesake branded beers, as well as several others – also detracted notably. The stock returned about -21%, hurt by lower-than-expected quarterly profits, competitive pressures, weak sales-volume trends and some currency headwinds. Conversely, Bank of America (+68%) and JPMorgan Chase (+48%) each were among the fund’s largest contributors. These stocks outperformed on expectations that business-friendly policies forwarded by the new U.S. administration would lead to higher interest rates and, therefore, stronger bank profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.0	2.9
Micro Focus International PLC (United Kingdom, Software)	2.2	1.9
Microsoft Corp. (United States of America, Software)	2.2	1.9
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.0	2.0
JPMorgan Chase & Co. (United States of America, Banks)	1.9	1.8
	11.3

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.9	17.7
Consumer Staples	15.8	13.7
Information Technology	15.4	16.2
Health Care	12.6	12.5
Consumer Discretionary	9.2	10.3

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	41.8	41.6
United Kingdom	12.2	9.5
Japan	8.6	9.7
Canada	5.0	4.4
Netherlands	3.8	2.8

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	95.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

As of April 30, 2017
Stocks	93.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.9%
		Shares	Value
Austria - 0.3%
Andritz AG		800	$45,233
Bailiwick of Jersey - 1.0%
Ferguson PLC		2,619	183,139
Belgium - 1.6%
Anheuser-Busch InBev SA NV		1,400	171,670
KBC Groep NV		1,393	115,710

TOTAL BELGIUM			287,380

Bermuda - 0.4%
Hiscox Ltd.		992	18,814
IHS Markit Ltd. (a)		1,078	45,934

TOTAL BERMUDA			64,748

Canada - 5.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		1,553	72,817
Constellation Software, Inc.		280	159,301
Fairfax Financial Holdings Ltd. (sub. vtg.)		117	61,616
Hydro One Ltd.		4,938	87,308
Imperial Oil Ltd.		4,916	159,396
PrairieSky Royalty Ltd.		1,120	29,812
Suncor Energy, Inc.		9,165	311,160

TOTAL CANADA			881,410

Cayman Islands - 0.8%
Best Pacific International Holdings Ltd.		36,000	20,858
SITC International Holdings Co. Ltd.		119,000	114,708

TOTAL CAYMAN ISLANDS			135,566

Chile - 0.5%
Vina San Pedro SA		8,495,654	94,774
China - 0.3%
Shanghai International Airport Co. Ltd. (A Shares)		7,973	52,573
France - 1.8%
Cegedim SA (a)		1,423	55,363
Compagnie de St. Gobain		1,509	88,521
Maisons du Monde SA		1,417	61,320
VINCI SA		1,229	120,326

TOTAL FRANCE			325,530

Germany - 2.0%
adidas AG		248	55,191
AURELIUS AG		729	44,607
Deutsche Post AG		1,467	67,191
SAP SE		1,623	185,448

TOTAL GERMANY			352,437

Hong Kong - 1.0%
Techtronic Industries Co. Ltd.		30,500	178,862
Ireland - 2.6%
Accenture PLC Class A		1,647	234,467
Allergan PLC		453	80,285
Medtronic PLC		1,466	118,042
Paddy Power Betfair PLC (Ireland)		300	30,682

TOTAL IRELAND			463,476

Isle of Man - 0.5%
Playtech Ltd.		7,068	92,372
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR		4,841	66,806
Italy - 0.4%
Prada SpA		22,300	77,178
Japan - 8.6%
A/S One Corp.		2,400	131,946
Aucnet, Inc.		2,300	30,416
Bridgestone Corp.		1,200	57,324
Broadleaf Co. Ltd.		4,700	38,588
Daiichikosho Co. Ltd.		4,700	221,476
Hoya Corp.		3,500	190,158
Inaba Denki Sangyo Co. Ltd.		1,700	74,623
Japan Meat Co. Ltd.		4,000	63,983
KDDI Corp.		4,500	119,892
Morinaga & Co. Ltd.		1,600	90,896
Nippon Telegraph & Telephone Corp.		2,800	135,373
Olympus Corp.		2,400	89,315
Recruit Holdings Co. Ltd.		2,800	68,649
Sacs Bar Holdings, Inc.		900	10,968
Sony Corp.		2,500	104,587
Tsuruha Holdings, Inc.		800	99,186

TOTAL JAPAN			1,527,380

Kenya - 0.5%
Safaricom Ltd.		384,600	94,528
Korea (South) - 0.6%
Coway Co. Ltd.		566	49,255
KB Financial Group, Inc.		1,099	57,577

TOTAL KOREA (SOUTH)			106,832

Luxembourg - 0.8%
B&M European Value Retail S.A.		26,835	141,601
Multi-National - 0.5%
HKT Trust/HKT Ltd. unit		76,280	93,182
Netherlands - 3.8%
Koninklijke Philips Electronics NV		3,764	153,394
LyondellBasell Industries NV Class A		2,135	221,037
Unilever NV (Certificaten Van Aandelen) (Bearer)		5,010	291,031

TOTAL NETHERLANDS			665,462

Norway - 0.6%
Statoil ASA		5,458	110,893
South Africa - 0.3%
EOH Holdings Ltd.		5,600	41,750
Spain - 1.0%
Amadeus IT Holding SA Class A		1,500	101,779
Prosegur Cash SA		24,300	79,256

TOTAL SPAIN			181,035

Sweden - 1.2%
Essity AB Class B		3,230	96,572
Loomis AB (B Shares)		2,800	112,346

TOTAL SWEDEN			208,918

Switzerland - 2.8%
Banque Cantonale Vaudoise		120	86,303
Chubb Ltd.		927	139,810
Nestle SA (Reg. S)		3,115	262,092

TOTAL SWITZERLAND			488,205

Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.		32,000	258,882
United Microelectronics Corp.		48,000	24,791

TOTAL TAIWAN			283,673

United Kingdom - 12.2%
Ashtead Group PLC		2,200	56,685
AstraZeneca PLC sponsored ADR		1,833	63,239
BAE Systems PLC		9,533	75,095
Booker Group PLC		57,812	154,487
British American Tobacco PLC (United Kingdom)		4,933	318,720
Cineworld Group PLC		3,235	28,551
Conviviality PLC		12,960	73,198
GlaxoSmithKline PLC		13,456	241,500
Hastings Group Holdings PLC		6,267	26,227
Hilton Food Group PLC		13,481	159,711
Imperial Tobacco Group PLC		2,065	84,212
ITV PLC		26,529	57,961
Jiangsu Yanghe Brewery JSC Ltd. ELS (UBS Warrant Programme) warrants 10/22/18 (a)(b)		2,074	34,460
John Wood Group PLC		5,391	50,944
Mears Group PLC		6,100	36,721
Micro Focus International PLC		11,226	394,365
Moneysupermarket.com Group PLC		22,155	95,602
St. James's Place Capital PLC		6,732	105,237
Victrex PLC		3,321	105,771

TOTAL UNITED KINGDOM			2,162,686

United States of America - 41.8%
American Tower Corp.		1,889	271,393
AMETEK, Inc.		2,782	187,757
Amgen, Inc.		1,708	299,276
Apple, Inc.		3,159	533,997
AutoZone, Inc. (a)		173	101,984
Ball Corp.		1,682	72,208
Bank of America Corp.		11,511	315,286
Becton, Dickinson & Co.		539	112,473
Bristol-Myers Squibb Co.		1,315	81,083
Capital One Financial Corp.		1,208	111,353
Caterpillar, Inc.		518	70,344
Cedar Fair LP (depositary unit)		884	55,338
Charter Communications, Inc. Class A (a)		216	72,181
Chevron Corp.		3,119	361,461
Citigroup, Inc.		3,084	226,674
Comcast Corp. Class A		4,032	145,273
ConocoPhillips Co.		4,658	238,257
Danaher Corp.		1,294	119,397
Deluxe Corp.		367	25,562
Diamond Hill Investment Group, Inc.		453	96,004
DowDuPont, Inc.		2,294	165,879
Dr. Pepper Snapple Group, Inc.		1,044	89,429
Exxon Mobil Corp.		2,378	198,206
Fortive Corp.		906	65,468
Johnson & Johnson		2,070	288,579
JPMorgan Chase & Co.		3,370	339,056
L Brands, Inc.		1,898	81,690
Microsoft Corp.		4,672	388,617
Molson Coors Brewing Co. Class B		1,768	142,978
Monsanto Co.		690	83,559
MSCI, Inc.		1,186	139,189
PepsiCo, Inc.		1,359	149,803
Phillips 66 Co.		755	68,765
PPG Industries, Inc.		582	67,652
Procter & Gamble Co.		1,759	151,872
Qualcomm, Inc.		1,315	67,078
S&P Global, Inc.		936	146,456
SunTrust Banks, Inc.		2,933	176,596
The Coca-Cola Co.		3,536	162,585
The J.M. Smucker Co.		539	57,161
Total System Services, Inc.		1,229	88,549
U.S. Bancorp		3,791	206,155
Verizon Communications, Inc.		4,528	216,755
VF Corp.		1,251	87,132
Wells Fargo & Co.		5,123	287,605

TOTAL UNITED STATES OF AMERICA			7,414,115

TOTAL COMMON STOCKS
(Cost $13,255,319)			16,821,744

Nonconvertible Preferred Stocks - 0.7%
Spain - 0.7%
Grifols SA Class B
(Cost $89,688)		5,400	126,834
		Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 7.9% 3/31/40(d)(e)	CAD
(Cost $429)		CAD 500	450
		Shares	Value

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 1.10% (f)
(Cost $764,622)		764,469	764,622
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $14,110,058)			17,713,650
NET OTHER ASSETS (LIABILITIES) - 0.1%			23,599
NET ASSETS - 100%			$17,737,249

Currency Abbreviations

CAD – Canadian dollar

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,460 or 0.2% of net assets.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,219
Total	$7,219

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,639,412	$1,245,057	$394,355	$--
Consumer Staples	2,787,177	1,489,599	1,297,578	--
Energy	1,528,894	1,418,001	110,893	--
Financials	2,813,991	2,721,954	92,037	--
Health Care	2,217,690	1,284,543	933,147	--
Industrials	1,490,875	1,272,508	218,367	--
Information Technology	2,736,002	2,197,877	538,125	--
Materials	716,106	716,106	--	--
Real Estate	271,393	271,393	--	--
Telecommunication Services	659,730	404,465	255,265	--
Utilities	87,308	87,308	--	--
Corporate Bonds	450	--	450	--
Money Market Funds	764,622	764,622	--	--
Total Investments in Securities:	$17,713,650	$13,873,433	$3,840,217	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,387,221
Level 2 to Level 1	$231,655

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $13,345,436)	$16,949,028
Fidelity Central Funds (cost $764,622)	764,622
Total Investment in Securities (cost $14,110,058)		$17,713,650
Cash		37,563
Foreign currency held at value (cost $24)		29
Receivable for fund shares sold		26,658
Dividends receivable		33,828
Interest receivable		3
Distributions receivable from Fidelity Central Funds		602
Prepaid expenses		43
Receivable from investment adviser for expense reductions		4,162
Other receivables		136
Total assets		17,816,674
Liabilities
Payable for fund shares redeemed	2,567
Accrued management fee	10,617
Transfer agent fee payable	4,264
Distribution and service plan fees payable	6,409
Other affiliated payables	793
Other payables and accrued expenses	54,775
Total liabilities		79,425
Net Assets		$17,737,249
Net Assets consist of:
Paid in capital		$13,836,936
Undistributed net investment income		5,259
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		291,246
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,603,808
Net Assets		$17,737,249
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,440,528 ÷ 508,545 shares)		$14.63
Maximum offering price per share (100/94.25 of $14.63)		$15.52
Class M:
Net Asset Value and redemption price per share ($3,572,938 ÷ 244,308 shares)		$14.62
Maximum offering price per share (100/96.50 of $14.62)		$15.15
Class C:
Net Asset Value and offering price per share ($4,190,429 ÷ 287,703 shares)(a)		$14.57
Class I:
Net Asset Value, offering price and redemption price per share ($2,533,354 ÷ 172,864 shares)		$14.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$456,573
Interest		30
Income from Fidelity Central Funds		7,219
Income before foreign taxes withheld		463,822
Less foreign taxes withheld		(24,723)
Total income		439,099
Expenses
Management fee	$126,623
Transfer agent fees	50,226
Distribution and service plan fees	68,700
Accounting fees and expenses	9,435
Custodian fees and expenses	16,369
Independent trustees' fees and expenses	74
Registration fees	56,385
Audit	70,511
Legal	46
Miscellaneous	249
Total expenses before reductions	398,618
Expense reductions	(111,799)	286,819
Net investment income (loss)		152,280
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	655,572
Fidelity Central Funds	38
Foreign currency transactions	(4,932)
Total net realized gain (loss)		650,678
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,289,825
Fidelity Central Funds	(70)
Assets and liabilities in foreign currencies	1,441
Total change in net unrealized appreciation (depreciation)		2,291,196
Net gain (loss)		2,941,874
Net increase (decrease) in net assets resulting from operations		$3,094,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,280	$139,058
Net realized gain (loss)	650,678	(278,077)
Change in net unrealized appreciation (depreciation)	2,291,196	531,622
Net increase (decrease) in net assets resulting from operations	3,094,154	392,603
Distributions to shareholders from net investment income	(152,524)	(136,047)
Distributions to shareholders from net realized gain	(9,225)	(150,997)
Total distributions	(161,749)	(287,044)
Share transactions - net increase (decrease)	(4,517,781)	7,788,669
Total increase (decrease) in net assets	(1,585,376)	7,894,228
Net Assets
Beginning of period	19,322,625	11,428,397
End of period	$17,737,249	$19,322,625
Other Information
Undistributed net investment income end of period	$5,259	$13,995

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.44	$12.50	$12.96	$12.20	$10.15
Income from Investment Operations
Net investment income (loss)A	.13	.12	.12	.25B	.19
Net realized and unrealized gain (loss)	2.20	.09	.24	.91	2.05
Total from investment operations	2.33	.21	.36	1.16	2.24
Distributions from net investment income	(.13)	(.11)	(.11)	(.22)	(.18)
Distributions from net realized gain	(.01)	(.16)	(.71)	(.18)	(.01)
Total distributions	(.14)	(.27)	(.82)	(.40)	(.19)
Net asset value, end of period	$14.63	$12.44	$12.50	$12.96	$12.20
Total ReturnC,D	18.79%	1.72%	2.85%	9.70%	22.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.05%	2.13%	2.42%	2.63%	4.37%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.45%	1.44%	1.45%	1.43%
Net investment income (loss)	.96%	.96%	.95%	1.95%B	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$7,441	$6,068	$4,552	$4,025	$2,115
Portfolio turnover rateG	48%	43%	87%	112%	78%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.44	$12.49	$12.95	$12.20	$10.14
Income from Investment Operations
Net investment income (loss)A	.10	.09	.09	.21B	.16
Net realized and unrealized gain (loss)	2.18	.10	.24	.91	2.06
Total from investment operations	2.28	.19	.33	1.12	2.22
Distributions from net investment income	(.10)	(.08)	(.08)	(.19)	(.15)
Distributions from net realized gain	(.01)	(.16)	(.71)	(.18)	(.01)
Total distributions	(.10)C	(.24)	(.79)	(.37)	(.16)
Net asset value, end of period	$14.62	$12.44	$12.49	$12.95	$12.20
Total ReturnD,E	18.42%	1.53%	2.59%	9.34%	22.11%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.35%	2.46%	2.73%	2.96%	4.80%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.69%	1.70%	1.68%
Net investment income (loss)	.71%	.71%	.70%	1.70%B	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$3,573	$2,508	$2,484	$2,014	$1,270
Portfolio turnover rateH	48%	43%	87%	112%	78%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.007 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$12.46	$12.93	$12.18	$10.14
Income from Investment Operations
Net investment income (loss)A	.03	.03	.03	.15B	.10
Net realized and unrealized gain (loss)	2.19	.09	.24	.91	2.06
Total from investment operations	2.22	.12	.27	1.06	2.16
Distributions from net investment income	(.03)	(.03)	(.05)	(.14)	(.11)
Distributions from net realized gain	(.01)	(.16)	(.70)	(.17)	(.01)
Total distributions	(.04)	(.19)	(.74)C	(.31)	(.12)
Net asset value, end of period	$14.57	$12.39	$12.46	$12.93	$12.18
Total ReturnD,E	17.91%	.99%	2.10%	8.83%	21.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.85%	2.93%	3.23%	3.43%	5.26%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.20%	2.20%	2.19%	2.20%	2.18%
Net investment income (loss)	.21%	.21%	.20%	1.20%B	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$4,190	$3,588	$3,225	$3,173	$1,445
Portfolio turnover rateH	48%	43%	87%	112%	78%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$12.51	$12.97	$12.22	$10.15
Income from Investment Operations
Net investment income (loss)A	.16	.15	.15	.28B	.21
Net realized and unrealized gain (loss)	2.21	.10	.24	.90	2.07
Total from investment operations	2.37	.25	.39	1.18	2.28
Distributions from net investment income	(.16)	(.14)	(.14)	(.25)	(.20)
Distributions from net realized gain	(.01)	(.16)	(.71)	(.18)	(.01)
Total distributions	(.17)	(.30)	(.85)	(.43)	(.21)
Net asset value, end of period	$14.66	$12.46	$12.51	$12.97	$12.22
Total ReturnC	19.12%	2.04%	3.09%	9.86%	22.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.77%	1.68%	2.11%	2.35%	4.46%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.20%	1.20%	1.19%	1.20%	1.18%
Net investment income (loss)	1.21%	1.21%	1.20%	2.20%B	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$2,533	$7,159	$1,167	$1,334	$1,231
Portfolio turnover rateF	48%	43%	87%	112%	78%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,005,502
Gross unrealized depreciation	(435,350)
Net unrealized appreciation (depreciation)	$3,570,152
Tax Cost	$14,143,498

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,259
Undistributed long-term capital gain	$324,686
Net unrealized appreciation (depreciation) on securities and other investments	$3,570,368

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$161,749	$ 136,047
Long-term Capital Gains	–	150,997
Total	$161,749	$ 287,044

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,389,419 and $13,417,013, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,125	$1,179
Class M	.25%	.25%	14,476	–
Class C	.75%	.25%	38,099	38,099
			$68,700	$39,278

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,390
Class M	1,681
Class C(a)	523
$7,594

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,125.27
Class M	9,358.32
Class C	11,886.31
Class I	11,857.23
	$ 50,226

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $122 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$38,791
Class M	1.70%	18,755
Class C	2.20%	24,885
Class I	1.20%	28,592
		$111,023

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $629 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $147.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$62,298	$51,686
Class M	20,993	16,313
Class C	8,251	9,845
Class I	60,982	58,203
Total	$152,524	$136,047
From net realized gain
Class A	$3,380	$60,195
Class M	1,411	32,288
Class C	1,976	41,507
Class I	2,458	17,007
Total	$9,225	$150,997

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	179,123	236,290	$2,402,063	$2,896,105
Reinvestment of distributions	4,618	8,534	62,496	105,821
Shares redeemed	(162,932)	(121,356)	(2,152,063)	(1,503,508)
Net increase (decrease)	20,809	123,468	$312,496	$1,498,418
Class M
Shares sold	106,443	59,702	$1,436,955	$733,048
Reinvestment of distributions	1,634	3,910	22,204	48,518
Shares redeemed	(65,415)	(60,880)	(875,686)	(747,403)
Net increase (decrease)	42,662	2,732	$583,473	$34,163
Class C
Shares sold	72,843	119,349	$961,531	$1,466,305
Reinvestment of distributions	745	3,971	10,025	49,176
Shares redeemed	(75,518)	(92,637)	(992,138)	(1,125,027)
Net increase (decrease)	(1,930)	30,683	$(20,582)	$390,454
Class I
Shares sold	185,075	548,216	$2,445,899	$6,693,045
Reinvestment of distributions	1,797	3,231	24,321	40,053
Shares redeemed	(588,488)	(70,197)	(7,863,388)	(867,464)
Net increase (decrease)	(401,616)	481,250	$(5,393,168)	$5,865,634

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Global Equity Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.45%
Actual		$1,000.00	$1,093.50	$7.65
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$1,091.70	$8.96
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$1,089.70	$11.59
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.20%
Actual		$1,000.00	$1,095.20	$6.34
Hypothetical-C		$1,000.00	$1,019.16	$6.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Equity Income Fund
Class A	12/18/2017	12/15/2017	$0.027	$0.259
Class M	12/18/2017	12/15/2017	$0.022	$0.259
Class C	12/18/2017	12/15/2017	$0.003	$0.259
Class I	12/18/2017	12/15/2017	$0.041	$0.259

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 92%, 100%, and 100%; Class M designates 100%,100%, and 100% ; Class C designates 100%, 100%, and 100%; Class I designates 78%, 100%, and 100% of the dividends distributed in December, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Global Equity Income Fund
Class A	12/19/2016	$0.0461	$0.0051
	07/10/2017	$0.0597	$0.0077
	10/09/2017	$0.0497	$0.0067

Class M	12/19/2016	$0.0371	$0.0051
	07/10/2017	$0.0437	$0.0077
	10/09/2017	$0.0417	$0.0067

Class C	12/19/2016	$0.0201	$0.0051
	07/10/2017	$0.0117	$0.0077
	10/09/2017	$0.0237	$0.0067

Class I	12/19/2016	$0.0541	$0.0051
	07/10/2017	$0.0757	$0.0077
	10/09/2017	$0.0577	$0.0067

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGED-ANN-1217
1.938151.105

Fidelity Advisor® Overseas Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.68%	8.17%	0.70%
Class M (incl. 3.50% sales charge)	20.21%	8.48%	0.74%
Class C (incl. contingent deferred sales charge)	22.81%	8.60%	0.52%
Class I	25.24%	9.82%	1.63%
Class Z	25.34%	9.84%	1.64%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$10,718	Fidelity Advisor® Overseas Fund - Class A
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Lead Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes gained roughly 24% to 25%, topping the 23.69% advance of the benchmark MSCI EAFE Index. Versus the benchmark, stock picking in the industrials and financials sectors aided performance most. Geographically, the most noteworthy relative contributor was the U.K. The top relative individual contributor was Amundi, a France-based asset manager. I saw this as a good business supported by growing net asset inflows, among other factors. Other contributors included Wirecard, a Germany-based online payments business and Japan-based Outsourcing, a temp staffing company. The three stocks just mentioned were not in the benchmark. Avoiding the shares of weak-performing, Israel-based index name Teva Pharmaceutical Industries also contributed. Conversely, the primary drag on relative performance came from stock picking in consumer discretionary. Geographically, detractors included Netherlands, Denmark and Portugal. Malta-based Kambi Group, an out-of-index business-to-business provider of turnkey sports-betting solutions, was the fund’s biggest relative detractor. I exited most of this position. Overweightings in U.K. advertising agency WPP and Japan-based Astellas Pharma also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2016, Co-Portfolio Manager Graeme Rockett retired from Fidelity.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0	1.9
Bayer AG (Germany, Pharmaceuticals)	1.5	1.4
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	1.3
SAP SE (Germany, Software)	1.4	1.1
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	1.2
	7.6

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	21.9
Industrials	17.1	16.3
Consumer Staples	12.7	12.5
Information Technology	11.5	11.2
Consumer Discretionary	11.4	13.0

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	21.5	22.6
Japan	18.6	18.6
Germany	8.6	8.9
France	8.6	8.5
Switzerland	4.8	5.3

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

As of April 30, 2017
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
Australia - 2.0%
Adelaide Brighton Ltd.	474,280	$2,254
Amcor Ltd.	428,430	5,194
Aub Group Ltd.	236,260	2,392
Australia & New Zealand Banking Group Ltd.	45,321	1,038
Life Healthcare Group Ltd.	4,353	9
Pact Group Holdings Ltd.	472,023	2,095
realestate.com.au Ltd.	10,782	596

TOTAL AUSTRALIA		13,578

Austria - 0.3%
Andritz AG	41,000	2,318
Bailiwick of Jersey - 1.6%
IWG PLC	67,110	192
Sanne Group PLC	256,710	2,728
Wolseley PLC	67,595	4,727
WPP PLC	178,700	3,159

TOTAL BAILIWICK OF JERSEY		10,806

Belgium - 1.9%
Anheuser-Busch InBev SA NV	52,493	6,437
KBC Groep NV	76,766	6,377

TOTAL BELGIUM		12,814

Bermuda - 1.6%
Credicorp Ltd. (United States)	11,200	2,346
Hiscox Ltd.	194,800	3,695
IHS Markit Ltd. (a)	90,201	3,843
SmarTone Telecommunications Holdings Ltd.	462,500	576

TOTAL BERMUDA		10,460

Canada - 0.5%
Constellation Software, Inc.	6,000	3,414
Cayman Islands - 0.1%
Value Partners Group Ltd.	541,000	536
Denmark - 0.9%
DSV de Sammensluttede Vognmaend A/S	47,100	3,642
NNIT A/S	63,213	1,801
Scandinavian Tobacco Group A/S	17,547	297

TOTAL DENMARK		5,740

Finland - 0.1%
Amer Group PLC (A Shares)	16,800	418
France - 8.6%
Altarea SCA	2,600	585
ALTEN	28,610	2,504
Amundi SA	63,741	5,404
AXA SA	121,872	3,679
Capgemini SA	46,000	5,591
Christian Dior SA	728	250
Compagnie de St. Gobain	86,700	5,086
Edenred SA	118,700	3,422
Elis SA	121,639	3,173
Maisons du Monde SA	118,400	5,124
Publicis Groupe SA	42,942	2,795
Sanofi SA	79,312	7,510
Sodexo SA	28,741	3,658
Total SA	154,086	8,588

TOTAL FRANCE		57,369

Germany - 7.7%
adidas AG	22,235	4,948
Axel Springer Verlag AG	66,600	4,492
Bayer AG	75,313	9,797
Bertrandt AG (b)	6,093	571
Deutsche Post AG	173,927	7,966
Fresenius Medical Care AG & Co. KGaA	43,800	4,241
Fresenius SE & Co. KGaA	78,608	6,566
ProSiebenSat.1 Media AG	8,190	288
SAP SE	81,879	9,356
Wirecard AG	32,830	3,233

TOTAL GERMANY		51,458

Hong Kong - 1.0%
AIA Group Ltd.	793,700	5,972
Dah Sing Banking Group Ltd.	168,400	373

TOTAL HONG KONG		6,345

India - 0.4%
Axis Bank Ltd.	313,962	2,537
Indonesia - 0.6%
PT Astra International Tbk	829,400	489
PT Bank Rakyat Indonesia Tbk	3,127,400	3,597

TOTAL INDONESIA		4,086

Ireland - 4.1%
CRH PLC	100,200	3,767
DCC PLC (United Kingdom)	36,000	3,414
Kerry Group PLC Class A	43,500	4,381
Kingspan Group PLC (Ireland)	98,404	4,115
Medtronic PLC	49,400	3,978
Paddy Power Betfair PLC (Ireland)	39,600	4,050
United Drug PLC (United Kingdom)	292,726	3,594

TOTAL IRELAND		27,299

Israel - 0.8%
Frutarom Industries Ltd.	61,300	5,047
Italy - 1.7%
Banca Generali SpA	115,600	3,808
Intesa Sanpaolo SpA	1,609,300	5,410
Prada SpA	667,300	2,309

TOTAL ITALY		11,527

Japan - 18.6%
AEON Financial Service Co. Ltd.	149,900	3,219
Ai Holdings Corp.	12,850	315
Arc Land Sakamoto Co. Ltd.	95,000	1,553
Arcland Service Holdings Co. Ltd.	193,200	4,262
Astellas Pharma, Inc.	323,900	4,311
Bridgestone Corp.	103,800	4,959
Daiichikosho Co. Ltd.	56,700	2,672
Daikin Industries Ltd.	43,300	4,785
Daito Trust Construction Co. Ltd.	17,720	3,098
Dentsu, Inc.	57,800	2,472
GMO Internet, Inc.	152,600	2,358
Hoya Corp.	112,000	6,085
Ichigo, Inc.	112,000	398
Iriso Electronics Co. Ltd.	38,600	2,177
Kaken Pharmaceutical Co. Ltd.	2,870	145
KDDI Corp.	186,300	4,964
Keyence Corp.	9,400	5,219
KH Neochem Co. Ltd.	94,400	2,363
KOMEDA Holdings Co. Ltd.	79,110	1,349
Miroku Jyoho Service Co., Ltd.	74,600	1,742
Misumi Group, Inc.	118,490	3,246
Morinaga & Co. Ltd.	44,700	2,539
Nabtesco Corp.	118,800	4,720
Nakanishi, Inc.	69,500	3,150
Nitori Holdings Co. Ltd.	29,300	4,258
NOF Corp.	74,500	2,153
OBIC Co. Ltd.	44,200	2,926
Olympus Corp.	97,580	3,631
ORIX Corp.	353,380	6,076
Otsuka Corp.	38,500	2,624
Outsourcing, Inc.	219,000	3,019
Paramount Bed Holdings Co. Ltd.	11,400	503
Recruit Holdings Co. Ltd.	166,140	4,073
Renesas Electronics Corp. (a)	49,700	643
S Foods, Inc.	42,000	1,597
SMC Corp.	9,500	3,634
Software Service, Inc.	1,365	63
Sundrug Co. Ltd.	65,600	2,855
The Suruga Bank Ltd.	141,620	3,224
Toto Ltd.	8,500	416
Tsubaki Nakashima Co. Ltd.	91,800	2,117
Tsuruha Holdings, Inc.	30,800	3,819
VT Holdings Co. Ltd.	175,700	956
Welcia Holdings Co. Ltd.	81,700	3,101

TOTAL JAPAN		123,789

Kenya - 0.3%
Safaricom Ltd.	7,853,300	1,930
Luxembourg - 0.1%
B&M European Value Retail S.A.	88,544	467
Malta - 0.0%
Kambi Group PLC (a)	23,800	250
Netherlands - 4.1%
ASR Nederland NV	15,000	615
Grandvision NV	72,700	1,815
IMCD Group BV	86,870	5,464
ING Groep NV (Certificaten Van Aandelen)	285,509	5,276
Intertrust NV	18,124	279
Koninklijke Philips Electronics NV	135,228	5,511
Unilever NV (NY Reg.)	147,287	8,537

TOTAL NETHERLANDS		27,497

New Zealand - 0.6%
EBOS Group Ltd.	189,153	2,278
Trade Maine Group Ltd.	530,268	1,637

TOTAL NEW ZEALAND		3,915

Norway - 1.0%
Schibsted ASA:
(A Shares)	99,100	2,555
(B Shares)	27,850	653
Statoil ASA (b)	182,411	3,706

TOTAL NORWAY		6,914

Panama - 0.3%
Copa Holdings SA Class A	18,320	2,257
Portugal - 0.1%
NOS SGPS SA	131,703	789
Spain - 3.4%
Aedas Homes SAU	10,700	374
Amadeus IT Holding SA Class A	106,896	7,253
CaixaBank SA	844,400	3,952
Grifols SA ADR	225,100	5,324
Masmovil Ibercom SA (a)	4,763	393
Neinor Homes SLU	25,200	518
Prosegur Cash SA	1,445,000	4,713

TOTAL SPAIN		22,527

Sweden - 4.1%
Addlife AB	39,000	769
Alfa Laval AB	131,900	3,342
Essity AB Class B	160,700	4,805
HEXPOL AB (B Shares)	329,100	3,330
Indutrade AB	125,500	3,481
Nordea Bank AB	535,400	6,472
Svenska Cellulosa AB (SCA) (B Shares)	143,400	1,346
Swedbank AB (A Shares)	144,895	3,597

TOTAL SWEDEN		27,142

Switzerland - 4.8%
Credit Suisse Group AG	309,327	4,875
Julius Baer Group Ltd.	82,370	4,872
Nestle SA (Reg. S)	158,116	13,305
Sika AG	434	3,213
UBS Group AG	315,734	5,374

TOTAL SWITZERLAND		31,639

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	374,300	3,028
United Microelectronics Corp.	6,422,000	3,317

TOTAL TAIWAN		6,345

United Kingdom - 21.5%
Admiral Group PLC	124,400	3,179
Aggreko PLC	21,216	264
Aon PLC	23,100	3,313
Ascential PLC	678,317	3,035
BCA Marketplace PLC	150,200	415
Booker Group PLC	959,890	2,565
British American Tobacco PLC (United Kingdom)	146,217	9,447
Charter Court Financial Services Group PLC	105,700	323
Cineworld Group PLC	451,100	3,981
Close Brothers Group PLC	27,463	507
Coca-Cola European Partners PLC	64,600	2,640
Compass Group PLC	221,507	4,863
ConvaTec Group PLC	923,000	2,402
Conviviality PLC	278,079	1,571
Cranswick PLC	45,955	1,880
Dechra Pharmaceuticals PLC	43,400	1,185
Diploma PLC	195,500	2,802
DS Smith PLC	416,900	2,885
Equiniti Group PLC	615,108	2,475
Essentra PLC	174,749	1,235
Halma PLC	226,708	3,559
Hastings Group Holdings PLC	601,278	2,516
Hilton Food Group PLC (c)	98,945	1,172
Howden Joinery Group PLC	470,800	2,564
Intertek Group PLC	70,400	5,072
James Fisher and Sons PLC	87,547	1,809
John Wood Group PLC	404,300	3,821
Liberty Global PLC Class C (a)	16,400	490
LivaNova PLC (a)	23,442	1,732
Lloyds Banking Group PLC	720,280	653
London Stock Exchange Group PLC	64,730	3,233
Melrose Industries PLC	1,528,911	4,465
Micro Focus International PLC	142,361	5,001
Prudential PLC	330,347	8,108
Reckitt Benckiser Group PLC	83,430	7,464
Rio Tinto PLC	108,854	5,145
Rolls-Royce Holdings PLC	283,577	3,665
Rotork PLC	612,363	2,137
Schroders PLC	82,579	3,831
Sinclair Pharma PLC (a)	1,072,397	417
Spectris PLC	107,028	3,639
St. James's Place Capital PLC	317,300	4,960
Standard Life PLC	872,240	4,979
The Weir Group PLC	112,479	2,918
Ultra Electronics Holdings PLC	124,309	3,011
Victrex PLC	91,200	2,905
Volution Group PLC	818,300	2,293
Zpg PLC	103,900	483

TOTAL UNITED KINGDOM		143,009

United States of America - 3.1%
Alphabet, Inc. Class C (a)	2,883	2,931
Middleby Corp. (a)	23,600	2,735
Moody's Corp.	21,230	3,023
S&P Global, Inc.	38,214	5,979
Sherwin-Williams Co.	8,200	3,240
Total System Services, Inc.	40,800	2,940

TOTAL UNITED STATES OF AMERICA		20,848

TOTAL COMMON STOCKS
(Cost $535,373)		645,070

Nonconvertible Preferred Stocks - 0.9%
Germany - 0.9%
Henkel AG & Co. KGaA	43,400	6,092
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	13,044,542	17
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,697)		6,109

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.10%(d)	14,227,089	14,230
Fidelity Securities Lending Cash Central Fund 1.11%(d)(e)	4,221,872	4,222
TOTAL MONEY MARKET FUNDS
(Cost $18,452)		18,452
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $559,522)		669,631
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(4,230)
NET ASSETS - 100%		$665,401

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$62
Fidelity Securities Lending Cash Central Fund	209
Total	$271

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$76,525	$47,802	$28,723	$--
Consumer Staples	84,207	33,643	50,564	--
Energy	17,924	5,630	12,294	--
Financials	147,058	101,666	45,392	--
Health Care	75,002	30,055	44,947	--
Industrials	115,245	85,570	29,675	--
Information Technology	76,728	43,023	33,705	--
Materials	46,172	32,744	13,428	--
Real Estate	4,455	959	3,496	--
Telecommunication Services	7,863	2,899	4,964	--
Money Market Funds	18,452	18,452	--	--
Total Investments in Securities:	$669,631	$402,443	$267,188	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$110,396
Level 2 to Level 1	$8,720

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $3,960) — See accompanying schedule: Unaffiliated issuers (cost $541,070)	$651,179
Fidelity Central Funds (cost $18,452)	18,452
Total Investment in Securities (cost $559,522)		$669,631
Cash		69
Foreign currency held at value (cost $57)		59
Receivable for investments sold		148
Receivable for fund shares sold		2,126
Dividends receivable		1,707
Distributions receivable from Fidelity Central Funds		16
Prepaid expenses		1
Other receivables		83
Total assets		673,840
Liabilities
Payable for investments purchased
Regular delivery	$958
Delayed delivery	195
Payable for fund shares redeemed	2,321
Accrued management fee	378
Distribution and service plan fees payable	141
Other affiliated payables	131
Other payables and accrued expenses	93
Collateral on securities loaned	4,222
Total liabilities		8,439
Net Assets		$665,401
Net Assets consist of:
Paid in capital		$532,868
Undistributed net investment income		5,729
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,737
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		110,067
Net Assets		$665,401
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($69,093.4 ÷ 2,741.766 shares)		$25.20
Maximum offering price per share (100/94.25 of $25.20)		$26.74
Class M:
Net Asset Value and redemption price per share ($271,795.7 ÷ 10,517.657 shares)		$25.84
Maximum offering price per share (100/96.50 of $25.84)		$26.78
Class C:
Net Asset Value and offering price per share ($16,592.7 ÷ 679.686 shares)(a)		$24.41
Class I:
Net Asset Value, offering price and redemption price per share ($306,408.2 ÷ 11,905.013 shares)		$25.74
Class Z:
Net Asset Value, offering price and redemption price per share ($1,511.4 ÷ 58.681 shares)		$25.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends		$14,956
Income from Fidelity Central Funds		271
Income before foreign taxes withheld		15,227
Less foreign taxes withheld		(1,178)
Total income		14,049
Expenses
Management fee
Basic fee	$4,127
Performance adjustment	(46)
Transfer agent fees	1,196
Distribution and service plan fees	1,561
Accounting and security lending fees	310
Custodian fees and expenses	162
Independent trustees' fees and expenses	3
Registration fees	81
Audit	91
Legal	7
Interest	2
Miscellaneous	5
Total expenses before reductions	7,499
Expense reductions	(141)	7,358
Net investment income (loss)		6,691
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,804
Fidelity Central Funds	(1)
Foreign currency transactions	50
Total net realized gain (loss)		33,853
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	95,170
Assets and liabilities in foreign currencies	90
Total change in net unrealized appreciation (depreciation)		95,260
Net gain (loss)		129,113
Net increase (decrease) in net assets resulting from operations		$135,804

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,691	$6,533
Net realized gain (loss)	33,853	13,179
Change in net unrealized appreciation (depreciation)	95,260	(53,447)
Net increase (decrease) in net assets resulting from operations	135,804	(33,735)
Distributions to shareholders from net investment income	(6,346)	(2,404)
Distributions to shareholders from net realized gain	(438)	–
Total distributions	(6,784)	(2,404)
Share transactions - net increase (decrease)	(85,843)	(23,537)
Redemption fees	3	14
Total increase (decrease) in net assets	43,180	(59,662)
Net Assets
Beginning of period	622,221	681,883
End of period	$665,401	$622,221
Other Information
Undistributed net investment income end of period	$5,729	$6,284

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Overseas Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.40	$21.59	$21.09	$21.61	$16.76
Income from Investment Operations
Net investment income (loss)A	.23	.20	.19	.24	.17
Net realized and unrealized gain (loss)	4.78	(1.31)	.33	(.50)	4.97
Total from investment operations	5.01	(1.11)	.52	(.26)	5.14
Distributions from net investment income	(.20)	(.08)	(.02)	(.18)	(.25)
Distributions from net realized gain	(.02)	–	–	(.08)	(.04)
Total distributions	(.21)B	(.08)	(.02)	(.26)	(.29)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.20	$20.40	$21.59	$21.09	$21.61
Total ReturnD,E	24.86%	(5.16)%	2.46%	(1.24)%	31.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.36%	1.35%	1.30%	1.37%
Expenses net of fee waivers, if any	1.25%	1.35%	1.35%	1.30%	1.37%
Expenses net of all reductions	1.23%	1.35%	1.34%	1.30%	1.36%
Net investment income (loss)	1.05%	.96%	.89%	1.10%	.91%
Supplemental Data
Net assets, end of period (in millions)	$69	$58	$78	$65	$69
Portfolio turnover rateH	42%	94%	29%	39%	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.91	$22.11	$21.62	$22.16	$17.16
Income from Investment Operations
Net investment income (loss)A	.19	.16	.15	.21	.14
Net realized and unrealized gain (loss)	4.90	(1.34)	.34	(.52)	5.11
Total from investment operations	5.09	(1.18)	.49	(.31)	5.25
Distributions from net investment income	(.15)	(.02)	–	(.15)	(.21)
Distributions from net realized gain	(.02)	–	–	(.08)	(.04)
Total distributions	(.16)B	(.02)	–	(.23)	(.25)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.84	$20.91	$22.11	$21.62	$22.16
Total ReturnD,E	24.57%	(5.34)%	2.27%	(1.42)%	30.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.46%	1.56%	1.55%	1.48%	1.53%
Expenses net of fee waivers, if any	1.46%	1.56%	1.55%	1.48%	1.53%
Expenses net of all reductions	1.44%	1.56%	1.55%	1.48%	1.52%
Net investment income (loss)	.84%	.76%	.69%	.92%	.74%
Supplemental Data
Net assets, end of period (in millions)	$272	$237	$285	$293	$329
Portfolio turnover rateH	42%	94%	29%	39%	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.015 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.74	$20.98	$20.63	$21.21	$16.43
Income from Investment Operations
Net investment income (loss)A	.05	.03	.02	.07	.03
Net realized and unrealized gain (loss)	4.64	(1.27)	.33	(.50)	4.89
Total from investment operations	4.69	(1.24)	.35	(.43)	4.92
Distributions from net investment income	(.01)	–	–	(.07)	(.10)
Distributions from net realized gain	(.02)	–	–	(.08)	(.04)
Total distributions	(.02)B	–	–	(.15)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$24.41	$19.74	$20.98	$20.63	$21.21
Total ReturnD,E	23.81%	(5.91)%	1.70%	(2.06)%	30.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.06%	2.16%	2.15%	2.08%	2.12%
Expenses net of fee waivers, if any	2.05%	2.16%	2.15%	2.08%	2.12%
Expenses net of all reductions	2.04%	2.16%	2.14%	2.08%	2.10%
Net investment income (loss)	.24%	.16%	.09%	.32%	.16%
Supplemental Data
Net assets, end of period (in millions)	$17	$16	$19	$19	$21
Portfolio turnover rateH	42%	94%	29%	39%	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.02 per share is comprised of distributions from net investment income of $.009 and distributions from net realized gain of $.015 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$20.86	$22.06	$21.55	$22.07	$17.11
Income from Investment Operations
Net investment income (loss)A	.31	.27	.27	.32	.24
Net realized and unrealized gain (loss)	4.87	(1.33)	.34	(.52)	5.08
Total from investment operations	5.18	(1.06)	.61	(.20)	5.32
Distributions from net investment income	(.29)	(.14)	(.10)	(.24)	(.31)
Distributions from net realized gain	(.02)	–	–	(.08)	(.04)
Total distributions	(.30)B	(.14)	(.10)	(.32)	(.36)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$25.74	$20.86	$22.06	$21.55	$22.07
Total ReturnE	25.24%	(4.85)%	2.82%	(.95)%	31.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	.95%	1.04%	1.03%	.96%	1.02%
Expenses net of fee waivers, if any	.94%	1.04%	1.03%	.96%	1.02%
Expenses net of all reductions	.92%	1.03%	1.02%	.96%	1.01%
Net investment income (loss)	1.35%	1.28%	1.21%	1.44%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$306	$311	$298	$330	$307
Portfolio turnover rateH	42%	94%	29%	39%	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $.015 per share.

 C Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class Z

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$20.88
Income from Investment Operations
Net investment income (loss)B	.19
Net realized and unrealized gain (loss)	4.69
Total from investment operations	4.88
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$25.76
Total ReturnC,D	23.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%G
Expenses net of fee waivers, if any	.82%G
Expenses net of all reductions	.80%G
Net investment income (loss)	1.02%G
Supplemental Data
Net assets, end of period (in millions)	$2
Portfolio turnover rateH	42%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$121,972
Gross unrealized depreciation	(12,780)
Net unrealized appreciation (depreciation)	$109,192
Tax Cost	$560,439

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,057
Undistributed long-term capital gain	$16,328
Net unrealized appreciation (depreciation) on securities and other investments	$109,149

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$6,784	$ 2,404

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $258,597 and $351,967, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$155	$6
Class M	.25%	.25%	1,247	4
Class C	.75%	.25%	159	8
			$1,561	$18

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4
Class M	2
Class C(a)	–(b)
$6

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$144.23
Class M	490.20
Class C	46.29
Class I	516.18
Class Z	–(a)	.05(b)
	$1,196

 (a) In the amount of less than five hundred dollars.

 (b) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,638.78%		$2

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class M, Class C and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$2
Class M	7
Class C	–(a)
Class I	7
$16

 (a) In the amount of less than five hundred dollars.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $119 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$558	$285
Class M	1,667	255
Class C	7	–
Class I	4,114	1,864
Total	$6,346	$2,404
From net realized gain
Class A	$42	$–
Class M	169	–
Class C	12	–
Class I	215	–
Total	$438	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017(a)	Year ended October 31, 2016	Year ended October 31, 2017(a)	Year ended October 31, 2016
Class A
Shares sold	643	388	$14,062	$7,924
Reinvestment of distributions	29	13	573	274
Shares redeemed	(770)	(1,193)	(16,696)	(24,306)
Net increase (decrease)	(98)	(792)	$(2,061)	$(16,108)
Class M
Shares sold	1,813	1,617	$41,652	$33,881
Reinvestment of distributions	88	11	1,797	250
Shares redeemed	(2,730)	(3,184)	(62,206)	(66,804)
Net increase (decrease)	(829)	(1,556)	$(18,757)	$(32,673)
Class B
Shares sold	–	–	$–	$15
Shares redeemed	–	(79)	–	(1,538)
Net increase (decrease)	–	(79)	$–	$(1,523)
Class C
Shares sold	124	109	$2,679	$2,161
Reinvestment of distributions	1	–	17	–
Shares redeemed	(233)	(214)	(5,021)	(4,248)
Net increase (decrease)	(108)	(105)	$(2,325)	$(2,087)
Class I
Shares sold	1,350	2,038	$30,881	$41,550
Reinvestment of distributions	138	49	2,779	1,078
Shares redeemed	(4,514)	(659)	(97,807)	(13,774)
Net increase (decrease)	(3,026)	1,428	$(64,147)	$28,854
Class Z
Shares sold	67	–	$1,653	$–
Shares redeemed	(8)	–	(206)	–
Net increase (decrease)	59	–	$1,447	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.29%
Actual		$1,000.00	$1,113.10	$6.87
Hypothetical-C		$1,000.00	$1,018.70	$6.56
Class M	1.51%
Actual		$1,000.00	$1,111.90	$8.04
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Class C	2.10%
Actual		$1,000.00	$1,108.50	$11.16
Hypothetical-C		$1,000.00	$1,014.62	$10.66
Class I	1.00%
Actual		$1,000.00	$1,114.80	$5.33
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class Z	.84%
Actual		$1,000.00	$1,115.60	$4.48
Hypothetical-C		$1,000.00	$1,020.97	$4.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Overseas Fund
Class A	12/11/17	12/08/17	$0.219	$0.685
Class M	12/11/17	12/08/17	$0.171	$0.685
Class C	12/11/17	12/08/17	$0.058	$0.685
Class I	12/11/17	12/08/17	$0.276	$0.685
Class Z	12/11/17	12/08/17	$0.311	$0.685

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $16,327,525, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 4%; Class M designates 6%; Class C designates 20%; and Class I designates 3%; of the dividend distributed in December 2016 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Overseas Fund
Class A	12/12/16	$0.2434	$0.0304
Class M	12/12/16	$0.1934	$0.0304
Class C	12/12/16	$0.0544	$0.0304
Class I	12/12/16	$0.3324	$0.0304

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Overseas Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown. The Board noted that there was a portfolio management change for the fund in December 2016.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2016 and the total expense ratio of each of Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2016. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

OS-ANN-1217
1.538536.120

Fidelity Advisor® Emerging Markets Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	22.01%	6.12%	(1.04)%
Class M (incl. 3.50% sales charge)	24.59%	6.35%	(1.06)%
Class C (incl. contingent deferred sales charge)	27.50%	6.58%	(1.20)%
Class I	29.94%	7.76%	(0.12)%
Class Z	30.13%	7.90%	(0.06)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$9,006	Fidelity Advisor® Emerging Markets Fund - Class A
$10,970	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 29% to 30%, topping the 26.91% advance of the benchmark MSCI Emerging Markets Index. Versus the benchmark, stock picking in the consumer discretionary sector contributed most. An underweighting in telecommunication services and choices within health care also helped. From a country perspective, stock selection in China provided the biggest boost. At the stock level, relative performance was bolstered by the decision to avoid two weak-performing benchmark names: wireless-services provider China Mobile, our top relative contributor, and Brazil-based energy giant Petroleo Brasileiro, also known as Petrobras, which occupied the sixth slot. Out-of-benchmark stakes in Brazil-based for-profit educator Estacio Participacoes and China’s Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, further lifted relative results. The latter was a new position this period. Conversely, materials and real estate detracted from relative performance, as did a small cash position. Geographically, positioning in Mexico and South Korea hampered results. Avoiding the strong-performing shares of South Korea-based memory chip supplier SK Hynix was our largest relative detractor this period. Untimely ownership of JD.com, a China-based e-tailer, further worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.9	5.2
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.3	4.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	4.5	3.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4	3.9
Naspers Ltd. Class N (South Africa, Media)	2.5	2.3
	22.6

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.7	27.0
Financials	17.8	16.1
Consumer Discretionary	16.2	12.9
Industrials	7.5	7.5
Consumer Staples	7.4	12.2

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Cayman Islands	17.2	10.8
India	13.8	11.6
China	7.7	5.3
South Africa	6.0	6.9
Korea (South)	5.9	7.9

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

As of April 30, 2017
Stocks	97.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Argentina - 1.5%
Banco Macro SA sponsored ADR	23,300	$2,933,936
IRSA Propiedades Comerciales SA sponsored ADR	52,400	2,934,400
Telecom Argentina SA Class B sponsored ADR (a)	92,217	3,007,196

TOTAL ARGENTINA		8,875,532

Australia - 0.5%
Amcor Ltd.	245,154	2,972,037
Bermuda - 0.8%
Credicorp Ltd. (United States)	22,314	4,673,444
Brazil - 4.4%
BM&F BOVESPA SA	628,900	4,594,721
BTG Pactual Participations Ltd. unit	465,300	3,130,637
Equatorial Energia SA	169,000	3,151,347
Estacio Participacoes SA	330,600	2,964,112
IRB Brasil Resseguros SA	307,900	3,088,130
Kroton Educacional SA	632,500	3,478,334
Qualicorp SA	290,800	3,111,301
Smiles Fidelidade SA	116,900	3,055,345

TOTAL BRAZIL		26,573,927

Cayman Islands - 17.2%
58.com, Inc. ADR (a)	60,500	4,063,785
Alibaba Group Holding Ltd. sponsored ADR (a)	148,100	27,382,209
Baidu.com, Inc. sponsored ADR (a)	43,530	10,618,708
China Literature Ltd.	563	3,969
Ctrip.com International Ltd. ADR (a)	99,700	4,774,633
JD.com, Inc. sponsored ADR (a)	152,300	5,714,296
Melco Crown Entertainment Ltd. sponsored ADR	125,200	3,165,056
NetEase, Inc. ADR	20,100	5,666,592
New Oriental Education & Technology Group, Inc. sponsored ADR	50,900	4,236,916
Sands China Ltd.	604,800	2,849,027
Shenzhou International Group Holdings Ltd.	429,000	3,662,343
Tencent Holdings Ltd.	720,700	32,391,939

TOTAL CAYMAN ISLANDS		104,529,473

China - 7.7%
Gree Electric Appliances, Inc. of Zhuhai Class A	480,149	3,079,223
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	599,967	3,551,931
Hangzhou Robam Appliances Co. Ltd. Class A	470,100	3,292,521
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	692,061	3,082,247
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	179,500	2,982,423
Kweichow Moutai Co. Ltd. (A Shares)	33,075	3,080,882
Midea Group Co. Ltd. Class A	433,532	3,332,399
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	968,500	8,503,890
Shanghai International Airport Co. Ltd. (A Shares)	511,406	3,372,170
Shenzhen Inovance Technology Co. Ltd. Class A	686,699	3,193,949
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	894,500	2,914,752
Wuliangye Yibin Co. Ltd. Class A	344,400	3,458,067
Yunnan Baiyao Group Co. Ltd.	198,652	3,138,958

TOTAL CHINA		46,983,412

France - 2.1%
Dassault Systemes SA	28,353	3,011,071
Kering SA	7,400	3,391,927
LVMH Moet Hennessy - Louis Vuitton SA	11,030	3,289,845
Rubis	45,200	2,836,848

TOTAL FRANCE		12,529,691

Germany - 0.4%
adidas AG	12,283	2,733,515
Greece - 0.4%
Titan Cement Co. SA (Reg.)	107,503	2,594,659
Hong Kong - 2.2%
AIA Group Ltd.	377,200	2,838,162
CSPC Pharmaceutical Group Ltd.	2,304,000	4,004,697
Guangdong Investment Ltd.	2,288,000	3,314,072
Techtronic Industries Co. Ltd.	568,000	3,330,941

TOTAL HONG KONG		13,487,872

Hungary - 0.7%
OTP Bank PLC	107,500	4,335,243
India - 13.8%
Adani Ports & Special Economic Zone Ltd.	594,003	3,947,941
Asian Paints Ltd.	203,238	3,706,465
Bharat Petroleum Corp. Ltd.	469,193	3,924,555
Eicher Motors Ltd.	6,902	3,435,906
Godrej Consumer Products Ltd.	238,939	3,446,257
HDFC Bank Ltd.	106,107	2,969,962
Hero Motocorp Ltd.	56,629	3,367,042
Housing Development Finance Corp. Ltd.	288,993	7,620,489
Indraprastha Gas Ltd.	132,676	3,248,052
IndusInd Bank Ltd.	110,041	2,765,301
ITC Ltd.	1,119,320	4,593,102
Kotak Mahindra Bank Ltd.	199,757	3,162,331
LIC Housing Finance Ltd.	351,944	3,254,191
Maruti Suzuki India Ltd.	36,686	4,652,323
PC Jeweller Ltd.	1,016,761	5,508,568
Power Grid Corp. of India Ltd.	917,974	3,003,441
Reliance Industries Ltd.	537,458	7,809,535
Shree Cement Ltd.	11,270	3,294,913
Ultratech Cemco Ltd.	57,257	3,891,752
UPL Ltd.	277,556	3,426,263
Vakrangee Ltd.	357,634	3,105,754

TOTAL INDIA		84,134,143

Indonesia - 2.3%
PT Bank Central Asia Tbk	3,246,400	5,002,747
PT Bank Rakyat Indonesia Tbk	3,890,500	4,474,971
PT Telkomunikasi Indonesia Tbk Series B	15,970,500	4,765,070

TOTAL INDONESIA		14,242,788

Israel - 1.5%
Check Point Software Technologies Ltd. (a)	26,200	3,084,002
Elbit Systems Ltd. (Israel)	20,800	3,083,450
Frutarom Industries Ltd.	36,776	3,027,721

TOTAL ISRAEL		9,195,173

Kenya - 0.5%
Safaricom Ltd.	12,612,300	3,099,891
Korea (South) - 5.9%
Samsung Electronics Co. Ltd.	14,461	35,619,311
Luxembourg - 0.0%
Eurofins Scientific SA	500	312,762
Mexico - 4.7%
CEMEX S.A.B. de CV sponsored ADR	565,056	4,582,604
Embotelladoras Arca S.A.B. de CV	499,100	3,176,298
Fomento Economico Mexicano S.A.B. de CV unit	565,500	4,936,833
Gruma S.A.B. de CV Series B	235,395	3,083,430
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	353,221	3,350,042
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	201,860	3,600,087
Grupo Aeroportuario Norte S.A.B. de CV	571,200	2,882,256
Grupo Cementos de Chihuahua S.A.B. de CV	571,571	2,729,994

TOTAL MEXICO		28,341,544

Netherlands - 1.5%
ASML Holding NV (Netherlands)	17,800	3,211,645
X5 Retail Group NV GDR (Reg. S) (a)	71,300	2,930,430
Yandex NV Series A (a)	93,700	3,169,871

TOTAL NETHERLANDS		9,311,946

Panama - 0.5%
Copa Holdings SA Class A	23,800	2,931,922
Philippines - 2.6%
Ayala Corp.	181,090	3,619,308
Ayala Land, Inc.	4,580,100	3,835,580
D&L Industries, Inc.	3,193,600	642,614
SM Investments Corp.	205,359	3,801,802
SM Prime Holdings, Inc.	5,416,800	3,885,231

TOTAL PHILIPPINES		15,784,535

Russia - 1.2%
Sberbank of Russia	2,122,910	7,034,540
South Africa - 6.0%
Bidcorp Ltd.	173,915	3,825,484
Capitec Bank Holdings Ltd.	49,400	3,283,748
Discovery Ltd.	314,662	3,261,513
FirstRand Ltd.	1,097,300	3,977,482
Mondi Ltd.	137,120	3,289,134
Naspers Ltd. Class N	63,100	15,374,733
Sanlam Ltd.	724,700	3,623,820

TOTAL SOUTH AFRICA		36,635,914

Spain - 0.5%
Amadeus IT Holding SA Class A	46,100	3,128,001
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	30,880	2,846,712
Sika AG	400	2,960,958

TOTAL SWITZERLAND		5,807,670

Taiwan - 5.5%
Advantech Co. Ltd.	461,087	3,151,633
Taiwan Semiconductor Manufacturing Co. Ltd.	3,270,000	26,454,531
United Microelectronics Corp.	7,268,000	3,753,728

TOTAL TAIWAN		33,359,892

Thailand - 0.6%
Airports of Thailand PCL (For. Reg.)	2,177,000	3,899,202
Turkey - 2.2%
Koc Holding A/S	785,000	3,509,536
Tofas Turk Otomobil Fabrikasi A/S	347,018	2,824,773
Tupras Turkiye Petrol Rafinerileri A/S	94,803	3,411,214
Turkcell Iletisim Hizmet A/S	917,000	3,425,259

TOTAL TURKEY		13,170,782

United Arab Emirates - 0.2%
DP World Ltd.	54,919	1,304,326
United Kingdom - 2.5%
British American Tobacco PLC (United Kingdom)	46,138	2,980,968
Diageo PLC	82,622	2,821,445
InterContinental Hotel Group PLC	57,300	3,175,017
NMC Health PLC	81,900	3,145,787
Prudential PLC	118,119	2,899,275

TOTAL UNITED KINGDOM		15,022,492

United States of America - 5.8%
A.O. Smith Corp.	50,900	3,013,280
Alphabet, Inc. Class C (a)	3,120	3,171,917
American Tower Corp.	21,400	3,074,538
Amphenol Corp. Class A	34,811	3,028,557
Facebook, Inc. Class A (a)	17,000	3,061,020
MasterCard, Inc. Class A	20,800	3,094,416
Moody's Corp.	22,300	3,175,743
MSCI, Inc.	26,200	3,074,832
S&P Global, Inc.	19,100	2,988,577
Visa, Inc. Class A	26,500	2,914,470
Yum China Holdings, Inc.	120,400	4,858,140

TOTAL UNITED STATES OF AMERICA		35,455,490

TOTAL COMMON STOCKS
(Cost $432,835,384)		588,081,129

Nonconvertible Preferred Stocks - 1.3%
Brazil - 1.3%
Itau Unibanco Holding SA
(Cost $5,184,538)	599,520	7,706,360

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 1.10% (b)
(Cost $21,575,939)	21,571,625	21,575,939
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $459,595,861)		617,363,428
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(9,150,090)
NET ASSETS - 100%		$608,213,338

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,031
Fidelity Securities Lending Cash Central Fund	17,462
Total	$72,493

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$98,961,710	$92,821,184	$6,140,526	$--
Consumer Staples	44,397,866	38,595,453	5,802,413	--
Energy	15,145,304	15,145,304	--	--
Financials	107,993,353	95,089,576	12,903,777	--
Health Care	16,628,257	16,628,257	--	--
Industrials	45,325,869	45,325,869	--	--
Information Technology	186,635,091	120,823,248	65,811,843	--
Materials	37,119,114	37,119,114	--	--
Real Estate	13,729,749	13,729,749	--	--
Telecommunication Services	14,297,416	9,532,346	4,765,070	--
Utilities	15,553,760	15,553,760	--	--
Money Market Funds	21,575,939	21,575,939	--	--
Total Investments in Securities:	$617,363,428	$521,939,799	$95,423,629	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $438,019,922)	$595,787,489
Fidelity Central Funds (cost $21,575,939)	21,575,939
Total Investment in Securities (cost $459,595,861)		$617,363,428
Cash		387
Foreign currency held at value (cost $453,144)		454,963
Receivable for investments sold		457,171
Receivable for fund shares sold		2,767,228
Dividends receivable		311,015
Distributions receivable from Fidelity Central Funds		9,880
Prepaid expenses		1,294
Other receivables		55,368
Total assets		621,420,734
Liabilities
Payable for investments purchased	$9,191,767
Payable for fund shares redeemed	2,174,919
Accrued management fee	394,635
Distribution and service plan fees payable	98,241
Other affiliated payables	133,999
Other payables and accrued expenses	1,213,835
Total liabilities		13,207,396
Net Assets		$608,213,338
Net Assets consist of:
Paid in capital		$449,659,815
Undistributed net investment income		1,898,970
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,250)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		156,681,803
Net Assets		$608,213,338
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($142,128,823 ÷ 4,924,940 shares)		$28.86
Maximum offering price per share (100/94.25 of $28.86)		$30.62
Class M:
Net Asset Value and redemption price per share ($53,572,351 ÷ 1,872,734 shares)		$28.61
Maximum offering price per share (100/96.50 of $28.61)		$29.65
Class C:
Net Asset Value and offering price per share ($57,598,524 ÷ 2,097,374 shares)(a)		$27.46
Class I:
Net Asset Value, offering price and redemption price per share ($340,526,476 ÷ 11,730,876 shares)		$29.03
Class Z:
Net Asset Value, offering price and redemption price per share ($14,387,164 ÷ 495,824 shares)		$29.02

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$9,871,402
Interest		30
Income from Fidelity Central Funds		72,493
Income before foreign taxes withheld		9,943,925
Less foreign taxes withheld		(855,390)
Total income		9,088,535
Expenses
Management fee	$4,020,645
Transfer agent fees	1,173,370
Distribution and service plan fees	985,720
Accounting and security lending fees	258,812
Custodian fees and expenses	273,346
Independent trustees' fees and expenses	1,954
Registration fees	96,944
Audit	97,444
Legal	1,412
Interest	477
Miscellaneous	3,687
Total expenses before reductions	6,913,811
Expense reductions	(84,929)	6,828,882
Net investment income (loss)		2,259,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,533,314
Fidelity Central Funds	421
Foreign currency transactions	(268,349)
Total net realized gain (loss)		35,265,386
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,081,188)	100,156,912
Assets and liabilities in foreign currencies	7,863
Total change in net unrealized appreciation (depreciation)		100,164,775
Net gain (loss)		135,430,161
Net increase (decrease) in net assets resulting from operations		$137,689,814

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,259,653	$803,129
Net realized gain (loss)	35,265,386	(14,957,784)
Change in net unrealized appreciation (depreciation)	100,164,775	45,581,005
Net increase (decrease) in net assets resulting from operations	137,689,814	31,426,350
Distributions to shareholders from net investment income	(1,034,337)	(397,152)
Share transactions - net increase (decrease)	16,614,636	2,272,710
Redemption fees	50,215	60,319
Total increase (decrease) in net assets	153,320,328	33,362,227
Net Assets
Beginning of period	454,893,010	421,530,783
End of period	$608,213,338	$454,893,010
Other Information
Undistributed net investment income end of period	$1,898,970	$676,815

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Markets Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.30	$20.73	$23.38	$22.62	$20.51
Income from Investment Operations
Net investment income (loss)A	.08	.02	.06	.06	.08
Net realized and unrealized gain (loss)	6.49	1.55	(2.66)	.76	2.23
Total from investment operations	6.57	1.57	(2.60)	.82	2.31
Distributions from net investment income	(.01)	–	(.02)	(.05)	(.20)
Distributions from net realized gain	–	–	(.03)	(.01)	–
Total distributions	(.01)	–	(.05)	(.06)	(.20)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$28.86	$22.30	$20.73	$23.38	$22.62
Total ReturnC,D	29.46%	7.57%	(11.13)%	3.65%	11.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.51%	1.52%	1.52%	1.56%
Expenses net of fee waivers, if any	1.47%	1.51%	1.52%	1.52%	1.55%
Expenses net of all reductions	1.46%	1.51%	1.50%	1.52%	1.50%
Net investment income (loss)	.34%	.11%	.28%	.26%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$142,129	$118,092	$112,931	$141,601	$146,378
Portfolio turnover rateG	86%	85%	110%	97%	121%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.16	$20.65	$23.30	$22.55	$20.44
Income from Investment Operations
Net investment income (loss)A	.02	(.03)	.01	–B	.03
Net realized and unrealized gain (loss)	6.43	1.54	(2.66)	.76	2.22
Total from investment operations	6.45	1.51	(2.65)	.76	2.25
Distributions from net investment income	–	–	–	–B	(.14)
Distributions from net realized gain	–	–	–	(.01)	–
Total distributions	–	–	–	(.01)	(.14)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$28.61	$22.16	$20.65	$23.30	$22.55
Total ReturnC,D	29.11%	7.31%	(11.37)%	3.39%	11.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.75%	1.77%	1.78%	1.78%	1.81%
Expenses net of fee waivers, if any	1.75%	1.77%	1.78%	1.78%	1.81%
Expenses net of all reductions	1.73%	1.77%	1.76%	1.78%	1.76%
Net investment income (loss)	.06%	(.15)%	.02%	- %G	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$53,572	$44,575	$43,365	$54,341	$55,797
Portfolio turnover rateH	86%	85%	110%	97%	121%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.37	$20.02	$22.70	$22.06	$20.00
Income from Investment Operations
Net investment income (loss)A	(.10)	(.13)	(.10)	(.11)	(.08)
Net realized and unrealized gain (loss)	6.19	1.48	(2.58)	.75	2.18
Total from investment operations	6.09	1.35	(2.68)	.64	2.10
Distributions from net investment income	–	–	–	–	(.04)
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.46	$21.37	$20.02	$22.70	$22.06
Total ReturnC,D	28.50%	6.74%	(11.81)%	2.90%	10.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%	2.26%	2.27%	2.27%	2.31%
Expenses net of fee waivers, if any	2.24%	2.26%	2.27%	2.27%	2.30%
Expenses net of all reductions	2.22%	2.26%	2.26%	2.27%	2.25%
Net investment income (loss)	(.43)%	(.64)%	(.47)%	(.49)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,599	$43,848	$46,595	$64,026	$62,532
Portfolio turnover rateG	86%	85%	110%	97%	121%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.44	$20.83	$23.50	$22.73	$20.61
Income from Investment Operations
Net investment income (loss)A	.17	.10	.14	.14	.15
Net realized and unrealized gain (loss)	6.51	1.55	(2.67)	.76	2.25
Total from investment operations	6.68	1.65	(2.53)	.90	2.40
Distributions from net investment income	(.09)	(.04)	(.11)	(.12)	(.28)
Distributions from net realized gain	–	–	(.03)	(.01)	–
Total distributions	(.09)	(.04)	(.14)	(.13)	(.28)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$29.03	$22.44	$20.83	$23.50	$22.73
Total ReturnC	29.94%	7.93%	(10.83)%	4.00%	11.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.13%	1.16%	1.17%	1.18%	1.23%
Expenses net of fee waivers, if any	1.13%	1.16%	1.17%	1.18%	1.22%
Expenses net of all reductions	1.11%	1.15%	1.16%	1.18%	1.18%
Net investment income (loss)	.68%	.46%	.63%	.60%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$340,526	$242,116	$209,270	$199,098	$150,576
Portfolio turnover rateF	86%	85%	110%	97%	121%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$22.44	$20.83	$23.50	$22.73	$21.33
Income from Investment Operations
Net investment income (loss)B	.21	.13	.17	.18	.03
Net realized and unrealized gain (loss)	6.50	1.55	(2.66)	.76	1.37
Total from investment operations	6.71	1.68	(2.49)	.94	1.40
Distributions from net investment income	(.13)	(.07)	(.14)	(.16)	–
Distributions from net realized gain	–	–	(.03)	(.01)	–
Total distributions	(.13)	(.07)	(.18)C	(.17)	–
Redemption fees added to paid in capitalB,D	–	–	–	–	–
Net asset value, end of period	$29.02	$22.44	$20.83	$23.50	$22.73
Total ReturnE,F	30.13%	8.09%	(10.68)%	4.19%	6.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	1.02%	1.02%	1.05%I
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.02%	1.05%I
Expenses net of all reductions	.97%	1.00%	1.00%	1.02%	1.00%I
Net investment income (loss)	.82%	.61%	.78%	.77%	.62%I
Supplemental Data
Net assets, end of period (000 omitted)	$14,387	$6,261	$6,114	$5,544	$107
Portfolio turnover rateJ	86%	85%	110%	97%	121%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$162,189,847
Gross unrealized depreciation	(5,017,948)
Net unrealized appreciation (depreciation)	$157,171,899
Tax Cost	$460,191,529

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,468,015
Net unrealized appreciation (depreciation) on securities and other investments	$157,166,698

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$1,034,337	$ 397,152

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $440,197,575 and $431,946,034, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$297,386	$4,646
Class M	.25%	.25%	229,382	–
Class C	.75%	.25%	458,952	47,956
			$985,720	$52,602

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38,630
Class M	7,235
Class C(a)	4,059
$49,924

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$341,149.29
Class M	142,060.31
Class C	138,470.30
Class I	547,808.19
Class Z	3,883.05
	$1,173,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,153 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,322,333	1.33%	$477

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,563 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,462. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,264 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,665.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$30,776	$–
Class I	966,752	377,257
Class Z	36,809	19,895
Total	$1,034,337	$397,152

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	1,406,498	1,287,322	$34,951,324	$26,551,895
Reinvestment of distributions	1,458	–	29,674	–
Shares redeemed	(1,779,486)	(1,438,216)	(41,753,813)	(29,488,728)
Net increase (decrease)	(371,530)	(150,894)	$(6,772,815)	$(2,936,833)
Class M
Shares sold	399,257	399,801	$9,730,129	$8,288,739
Shares redeemed	(538,495)	(487,420)	(12,676,856)	(9,949,508)
Net increase (decrease)	(139,238)	(87,619)	$(2,946,727)	$(1,660,769)
Class B
Shares sold	–	1,946	$–	$35,966
Shares redeemed	–	(164,147)	–	(3,213,934)
Net increase (decrease)	–	(162,201)	$–	$(3,177,968)
Class C
Shares sold	588,436	320,918	$14,253,873	$6,446,419
Shares redeemed	(542,611)	(596,462)	(12,199,299)	(11,812,796)
Net increase (decrease)	45,825	(275,544)	$2,054,574	$(5,366,377)
Class I
Shares sold	5,029,257	2,135,827	$124,935,093	$44,606,979
Reinvestment of distributions	45,270	17,692	948,024	362,855
Shares redeemed	(4,132,239)	(1,410,799)	(107,476,617)	(29,258,048)
Net increase (decrease)	942,288	742,720	$18,406,500	$15,711,786
Class Z
Shares sold	314,090	44,404	$8,345,374	$931,866
Reinvestment of distributions	1,759	971	36,809	19,895
Shares redeemed	(99,035)	(59,855)	(2,509,079)	(1,248,890)
Net increase (decrease)	216,814	(14,480)	$5,873,104	$(297,129)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.45%
Actual		$1,000.00	$1,184.20	$7.98
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.74%
Actual		$1,000.00	$1,182.70	$9.57
Hypothetical-C		$1,000.00	$1,016.43	$8.84
Class C	2.23%
Actual		$1,000.00	$1,179.60	$12.25
Hypothetical-C		$1,000.00	$1,013.96	$11.32
Class I	1.12%
Actual		$1,000.00	$1,186.40	$6.17
Hypothetical-C		$1,000.00	$1,019.56	$5.70
Class Z	.98%
Actual		$1,000.00	$1,186.90	$5.40
Hypothetical-C		$1,000.00	$1,020.27	$4.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Markets Fund
Class A	12/11/17	12/08/17	$0.053	$0.031
Class M	12/11/17	12/08/17	$0.000	$0.023
Class C	12/11/17	12/08/17	$0.000	$0.000
Class I	12/11/17	12/08/17	$0.122	$0.031
Class Z	12/11/17	12/08/17	$0.153	$0.031

A percentage of the dividends distributed during the fiscal year for the following fund qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class I	Class Z
Fidelity Advisor Emerging Markets Fund
December 9, 2016	0%	32%	25%
December 27, 2016	13%	13%	13%

Class A, Class I, and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Markets Fund
Class A	12/28/16	$0.006	$0.000
Class I	12/12/16	$0.1463	$0.0593
Class I	12/28/16	$0.006	$0.000
Class Z	12/12/16	$0.1843	$0.0593
Class Z	12/28/16	$0.006	$0.000

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAEM-ANN-1217
1.809299.113

Fidelity Advisor® Global Capital Appreciation Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.92%	13.36%	3.92%
Class M (incl. 3.50% sales charge)	21.39%	13.59%	3.90%
Class C (incl. contingent deferred sales charge)	24.20%	13.85%	3.75%
Class I	26.52%	15.04%	4.83%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,689	Fidelity Advisor® Global Capital Appreciation Fund - Class A
$14,930	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index returned 23.70% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+23%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. The U.S. (+23%) finished close to the index result. Sector-wise, information technology (+41%) was driven by a surge among several U.S. and Chinese internet-related names. Financials (+31%) rode rising interest rates that, at the same time, weighed on real estate (+13%) as well as utilities (+15%), consumer staples (+9%) and telecommunication services (+5%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+26%) responded to demand from China and price gains for certain commodities. In the energy sector (+10%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+20%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 27%, topping the 23.70% advance of the benchmark MSCI ACWI (All Country World Index) Index. Versus the benchmark, stock picking in the consumer discretionary sector and positioning in consumer staples bolstered the fund’s performance. Geographically, the U.S. and Japan were noteworthy positives. Our top relative contributor was chemicals producer Chemours, an out-of-benchmark stock I bought this period. The firm raised its full-year 2017 outlook on the back of strong second-quarter results. Other relative contributors included New Zealand-based A2 Milk Company, also not in the benchmark, and General Electric, a weak-performing index name we didn’t own. Conversely, picks in information technology and positioning in health care detracted, as did a small cash allocation. Among countries, positioning in Israel, Brazil and Mexico weighed on relative performance. The biggest relative detractor was an overweighted position in Teva Pharmaceutical Industries, which took a hit in August after reporting disappointing second-quarter financial results. Overweighting fertilizer stock Mosaic, which I bought in February, and wireless-infrastructure provider and chipmaker Qualcomm also proved counterproductive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp. (United States of America, Banks)	1.2	1.3
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	1.2	1.2
Citigroup, Inc. (United States of America, Banks)	1.1	0.8
Wells Fargo & Co. (United States of America, Banks)	1.0	1.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.0	0.0
	5.5

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	21.0
Health Care	17.5	17.7
Financials	17.1	17.7
Industrials	14.8	11.9
Consumer Discretionary	11.9	12.2

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	40.5	44.5
Japan	9.2	4.5
United Kingdom	8.2	7.5
Cayman Islands	4.4	3.4
Germany	3.3	3.0

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

As of April 30, 2017
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.3%
Beacon Lighting Group Ltd.	126,707	$141,584
Corporate Travel Management Ltd.	9,907	182,279
Imdex Ltd. (a)	94,492	70,150
Transurban Group unit	898	8,337

TOTAL AUSTRALIA		402,350

Austria - 0.6%
CA Immobilien Anlagen AG	16,700	476,598
Erste Group Bank AG	7,500	322,285
IMMOFINANZ Immobilien Anlagen AG	39,700	100,397

TOTAL AUSTRIA		899,280

Bailiwick of Jersey - 0.4%
Breedon Group PLC (a)	274,000	309,781
WNS Holdings Ltd. sponsored ADR (a)	7,200	273,024

TOTAL BAILIWICK OF JERSEY		582,805

Bermuda - 2.2%
Beijing Enterprises Water Group Ltd.	304,000	255,236
BW LPG Ltd. (a)	6,900	25,909
Credicorp Ltd. (United States)	1,900	397,936
Essent Group Ltd. (a)	19,200	818,304
Genpact Ltd.	16,900	514,605
Great Eagle Holdings Ltd.	19,579	107,791
Nabors Industries Ltd.	45,100	253,913
Tai Cheung Holdings Ltd.	483,000	557,208
Tai Fook Securities Group Ltd.	344,289	195,062

TOTAL BERMUDA		3,125,964

Brazil - 1.3%
Azul SA	26,600	222,798
BR Properties SA	53,500	170,739
BTG Pactual Participations Ltd. unit	15,700	105,633
Construtora Tenda SA (a)	32,532	170,054
CVC Brasil Operadora e Agencia de Viagens SA	9,100	120,172
Direcional Engenharia SA (a)	57,600	103,005
Even Construtora e Incorporadora SA (a)	61,200	99,700
Fleury SA	9,000	79,455
Gafisa SA	13,492	61,040
Kroton Educacional SA	21,700	119,336
Natura Cosmeticos SA	800	7,574
Qualicorp SA	100	1,070
Smiles Fidelidade SA	12,300	321,478
Sul America SA unit	32,564	178,483

TOTAL BRAZIL		1,760,537

British Virgin Islands - 0.1%
Nomad Foods Ltd. (a)	9,200	138,920
Canada - 1.5%
Constellation Software, Inc.	600	341,360
Gluskin Sheff + Associates, Inc.	12,200	152,630
Lions Gate Entertainment Corp.:
Class A (a)	3,250	94,315
Class B	3,250	89,895
Pason Systems, Inc.	3,700	53,718
People Corp. (a)	103,000	562,863
PrairieSky Royalty Ltd.	12,000	319,417
Suncor Energy, Inc.	12,300	417,596
Tahoe Resources, Inc.	14,700	70,532

TOTAL CANADA		2,102,326

Cayman Islands - 4.4%
3SBio, Inc. (a)	228,000	407,988
Airtac International Group	12,983	210,439
Alibaba Group Holding Ltd. sponsored ADR (a)	7,800	1,442,142
ENN Energy Holdings Ltd.	36,000	263,953
Geely Automobile Holdings Ltd.	101,000	312,655
Greatview Aseptic Pack Co. Ltd.	146,000	91,327
JD.com, Inc. sponsored ADR (a)	9,400	352,688
Li Ning Co. Ltd. (a)	263,000	229,578
Minth Group Ltd.	56,000	302,202
New Oriental Education & Technology Group, Inc. sponsored ADR	3,000	249,720
Nexteer Auto Group Ltd.	158,000	309,057
Parade Technologies Ltd.	21,000	341,778
Sunny Optical Technology Group Co. Ltd.	12,000	175,661
Theravance Biopharma, Inc. (a)	9,900	285,714
Towngas China Co. Ltd.	330,640	271,246
Value Partners Group Ltd.	226,000	223,932
WH Group Ltd.	232,000	234,932
ZTO Express (Cayman), Inc. sponsored ADR (b)	26,600	425,334

TOTAL CAYMAN ISLANDS		6,130,346

China - 1.8%
Air China Ltd. (H Shares)	108,000	102,858
Bank of China Ltd. (H Shares)	248,000	123,660
Beijing Capital International Airport Co. Ltd. (H Shares)	198,000	324,865
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	134,000	77,466
China Construction Bank Corp. (H Shares)	188,000	167,724
China CYTS Tours Holding Co. Ltd.	51,927	161,223
Guangzhou Automobile Group Co. Ltd. (H Shares)	44,000	109,416
Huaneng Renewables Corp. Ltd. (H Shares)	482,000	165,581
Industrial & Commercial Bank of China Ltd. (H Shares)	228,000	180,906
Kweichow Moutai Co. Ltd. (A Shares)	1,181	110,008
Livzon Pharmaceutical Group, Inc.	24,720	167,622
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	56,000	279,591
Shanghai International Airport Co. Ltd. (A Shares)	77,583	511,576

TOTAL CHINA		2,482,496

Colombia - 0.1%
Interconexion Electrica SA ESP	30,825	134,971
France - 3.0%
Air France KLM (Reg.) (a)	15,900	249,109
bioMerieux SA	4,300	337,296
Danone SA	62	5,067
Ipsen SA	3,500	423,190
Maisons du Monde SA	6,600	285,610
Marie Brizard Wine & Spirits SA (a)(b)	4,900	73,345
Sanofi SA	7,070	669,435
Societe Generale Series A	13,600	756,902
SR Teleperformance SA	2,900	423,609
VINCI SA	8,400	822,407
Vivendi SA	6,900	171,399

TOTAL FRANCE		4,217,369

Germany - 3.3%
BAUER AG	11,500	368,116
Bayer AG	10,000	1,300,790
Deutsche Borse AG	8,800	911,372
Infineon Technologies AG	16,100	445,295
KION Group AG	3,600	288,133
MLP AG	19,500	133,902
SAP SE	5,667	647,526
Wirecard AG	5,200	512,138

TOTAL GERMANY		4,607,272

Greece - 0.3%
Motor Oil (HELLAS) Corinth Refineries SA	7,800	186,714
Mytilineos Holdings SA (a)	17,600	184,307

TOTAL GREECE		371,021

Hong Kong - 0.5%
CSPC Pharmaceutical Group Ltd.	114,000	198,149
Galaxy Entertainment Group Ltd.	50,000	340,324
Sino Land Ltd.	114,705	197,610

TOTAL HONG KONG		736,083

India - 1.8%
Bharat Electronics Ltd.	105,881	301,863
Bharat Heavy Electricals Ltd.	53,769	81,380
CESC Ltd. GDR	17,460	274,695
Dewan Housing Finance Corp. Ltd.	15,666	155,511
Future Retail Ltd. (a)	100	804
Gujarat Gas Ltd.	18,620	262,391
HDFC Bank Ltd.	4,366	122,205
Indiabulls Housing Finance Ltd.	6,274	120,543
Indraprastha Gas Ltd.	3,279	80,273
JSW Steel Ltd.	24,782	98,918
L&T Finance Holdings Ltd.	64,715	201,041
Motherson Sumi Systems Ltd.	23,274	131,269
Petronet LNG Ltd.	58,799	235,968
The Karnataka Bank Ltd.	65,847	165,253
Vedanta Ltd.	60,360	309,351

TOTAL INDIA		2,541,465

Indonesia - 0.4%
PT Bank Bukopin Tbk	1,119,800	45,824
PT Bank Negara Indonesia (Persero) Tbk	135,000	75,650
PT Bank Rakyat Indonesia Tbk	201,900	232,232
PT Bank Tabungan Negara Tbk	365,700	74,421
PT Sumber Alfaria Trijaya Tbk	1,196,400	61,309

TOTAL INDONESIA		489,436

Ireland - 2.2%
Allergan PLC	4,800	850,704
C&C Group PLC	99,626	341,881
Jazz Pharmaceuticals PLC (a)	6,300	891,639
Kerry Group PLC Class A	2,800	281,964
Medtronic PLC	8,800	708,576

TOTAL IRELAND		3,074,764

Israel - 0.9%
Ituran Location & Control Ltd.	1,900	67,450
SodaStream International Ltd. (a)	8,400	534,828
Teva Pharmaceutical Industries Ltd. sponsored ADR	43,400	598,920

TOTAL ISRAEL		1,201,198

Italy - 1.7%
Immobiliare Grande Distribuzione SpA	177,300	204,979
Mediaset SpA (a)	29,400	108,014
Moncler SpA	26,100	741,215
Recordati SpA	8,600	399,807
Technogym SpA	37,300	362,581
Technogym SpA	59,600	579,352

TOTAL ITALY		2,395,948

Japan - 9.2%
Astellas Pharma, Inc.	61,700	821,156
Aucnet, Inc.	16,800	222,171
Benefit One, Inc.	9,500	182,508
Broadleaf Co. Ltd.	30,100	247,126
Daisue Construction Co. Ltd.	36,300	331,940
Disco Corp.	1,700	393,935
en-japan, Inc.	11,600	447,361
Ezaki Glico Co. Ltd.	18,800	1,042,698
Fanuc Corp.	100	23,382
FJ Next Co. Ltd.	34,200	292,928
Hirata Corp. (b)	3,200	359,381
Hokuriku Electrical Construction Co. Ltd.	25,200	230,783
JK Holdings Co. Ltd.	14,000	110,700
Koshidaka Holdings Co. Ltd.	12,400	501,602
Maeda Seisakusho Co. Ltd.	63,000	550,059
Mikikogyo Co. Ltd.	5,200	215,287
Mitsubishi Heavy Industries Ltd.	8,500	332,579
Monex Group, Inc.	120,800	385,251
Morinaga & Co. Ltd.	1,600	90,896
Moriya Corp.	19,100	343,654
Nabtesco Corp.	100	3,973
Nakano Corp.	33,600	190,689
Nintendo Co. Ltd.	700	271,573
NOF Corp.	24,400	705,168
Open House Co. Ltd.	2,800	107,932
Panasonic Corp.	43,800	661,352
Recruit Holdings Co. Ltd.	25,200	617,845
Renesas Electronics Corp. (a)	32,500	420,195
Sakai Heavy Industries Ltd.	3,100	100,846
SAMTY Co. Ltd.	14,000	199,368
Sanei Architecture Planning Co. Ltd.	700	15,578
Seikitokyu Kogyo Co. Ltd.	113,400	643,121
SMC Corp.	100	38,256
Start Today Co. Ltd.	11,200	306,764
Suzuki Motor Corp.	9,200	503,914
Tokyo Electron Ltd.	2,100	369,768
Toto Ltd.	7,568	370,636
Zenkoku Hosho Co. Ltd.	4,700	193,117

TOTAL JAPAN		12,845,492

Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR unit (a)	7,000	68,250
Kenya - 0.1%
Safaricom Ltd.	816,500	200,682
Korea (South) - 2.0%
Advanced Process Systems Corp.	2,048	70,337
CJ E&M Corp.	100	7,558
Hyundai Fire & Marine Insurance Co. Ltd.	14,328	581,147
Koh Young Technology, Inc.	1,579	108,459
LG Chemical Ltd.	2,141	772,651
LG Innotek Co. Ltd.	1,080	166,140
Samsung Electronics Co. Ltd.	283	697,066
Samsung SDI Co. Ltd.	1,069	196,956
WONIK IPS Co. Ltd. (a)	4,780	154,974

TOTAL KOREA (SOUTH)		2,755,288

Luxembourg - 0.7%
B&M European Value Retail S.A.	65,624	346,281
Samsonite International SA	77,400	322,938
Stabilus SA	3,300	299,756

TOTAL LUXEMBOURG		968,975

Malaysia - 0.1%
Press Metal Aluminium Holdings	94,500	98,921
Mexico - 0.3%
Banco del Bajio SA	144,500	261,840
Credito Real S.A.B. de CV	103,400	165,792

TOTAL MEXICO		427,632

Multi-National - 0.1%
HKT Trust/HKT Ltd. unit	146,000	178,350
Netherlands - 3.2%
ASML Holding NV (Netherlands)	2,100	378,902
Heijmans NV (Certificaten Van Aandelen) (a)	43,300	461,911
Koninklijke Philips Electronics NV	27,953	1,139,167
LyondellBasell Industries NV Class A	11,000	1,138,830
Nsi NV	7,774	294,803
RELX NV	28,050	633,550
X5 Retail Group NV GDR (Reg. S) (a)	10,600	435,660

TOTAL NETHERLANDS		4,482,823

New Zealand - 0.6%
Fisher & Paykel Healthcare Corp.	26,701	242,097
Ryman Healthcare Group Ltd.	37,247	237,040
The a2 Milk Co. Ltd. (a)	50,814	301,473

TOTAL NEW ZEALAND		780,610

Norway - 0.3%
Epic Gas Ltd. (a)	5,100	5,051
Norwegian Finans Holding ASA (a)	27,675	345,599

TOTAL NORWAY		350,650

Panama - 0.5%
Copa Holdings SA Class A	6,200	763,778
Portugal - 0.6%
Banco Comercial Portugues SA (Reg.) (a)	2,647,900	791,150
Russia - 0.5%
Bank St. Petersburg PJSC (a)	239,200	219,444
Sberbank of Russia	133,000	440,713

TOTAL RUSSIA		660,157

Singapore - 0.3%
WAVE Life Sciences (a)	100	2,305
Wing Tai Holdings Ltd.	236,400	416,228

TOTAL SINGAPORE		418,533

South Africa - 0.5%
Naspers Ltd. Class N	3,100	755,336
Novus Holdings Ltd.	1,072	531

TOTAL SOUTH AFRICA		755,867

Spain - 0.2%
Atresmedia Corporacion de Medios de Comunicacion SA	15,900	163,356
Neinor Homes SLU	7,200	147,987

TOTAL SPAIN		311,343

Sweden - 0.4%
Alfa Laval AB	100	2,534
Alimak Group AB	18,600	333,268
Evolution Gaming Group AB	3,400	243,883
Indutrade AB	100	2,774

TOTAL SWEDEN		582,459

Switzerland - 1.4%
Chubb Ltd.	2,100	316,722
Roche Holding AG (participation certificate)	6,082	1,405,739
Temenos Group AG	1,640	189,373

TOTAL SWITZERLAND		1,911,834

Taiwan - 1.4%
Accton Technology Corp.	25,000	80,629
ASMedia Technology, Inc.	4,312	48,216
Chroma ATE, Inc.	80,000	390,205
Largan Precision Co. Ltd.	3,000	568,883
Taiwan Paiho Ltd.	54,000	223,074
Taiwan Semiconductor Manufacturing Co. Ltd.	53,000	428,774
Winbond Electronics Corp.	212,000	183,595
Winbond Electronics Corp. rights 12/11/17	18,949	2,578

TOTAL TAIWAN		1,925,954

Thailand - 0.6%
BCPG Public Co. Ltd.	527,500	379,508
Energy Absolute PCL	149,800	195,029
Kasikornbank PCL (For. Reg.)	8,700	59,711
MC Group PCL	11,400	5,388
Srisawad Corp. PCL	83,900	175,528

TOTAL THAILAND		815,164

Turkey - 0.3%
Bim Birlesik Magazalar A/S JSC	12,000	244,678
Turkiye Is Bankasi A/S Series C	25,000	47,054
Turkiye Sinai Kalkinma Bankasi A/S	216,000	78,006

TOTAL TURKEY		369,738

United Kingdom - 8.2%
Admiral Group PLC	6,600	168,654
Aggreko PLC	13,461	167,519
Alliance Pharma PLC	567,026	449,975
AstraZeneca PLC sponsored ADR	23,200	800,400
Booker Group PLC	118,200	315,859
ConvaTec Group PLC	139,186	362,141
ConvaTec Group PLC ADR	1,900	19,822
Conviviality PLC	74,600	421,338
CVS Group PLC	20,700	390,396
Direct Line Insurance Group PLC	73,816	364,410
Ensco PLC Class A (b)	62,200	335,258
Fever-Tree Drinks PLC	521	14,677
GW Pharmaceuticals PLC ADR (a)	800	86,360
Hastings Group Holdings PLC	81,055	339,215
Ibstock PLC	46,900	154,542
Lloyds Banking Group PLC	15,300	13,868
Melrose Industries PLC	49,754	145,312
Metro Bank PLC (a)	1,900	89,760
Micro Focus International PLC	30,788	1,081,569
Moneysupermarket.com Group PLC	34,522	148,968
NMC Health PLC	13,200	507,013
Prudential PLC	6,704	164,552
Rentokil Initial PLC	94,952	423,479
Safestore Holdings PLC	79,287	468,818
Senior Engineering Group PLC	113,000	432,683
Smiths Group PLC	50,500	1,053,694
Spire Healthcare Group PLC	126,265	498,066
SuperGroup PLC	11,500	283,175
Tesco PLC	357,900	862,392
The Weir Group PLC	12,900	334,610
U & I Group PLC	23,100	56,605
Volution Group PLC	122,000	341,892
Zpg PLC	23,700	110,170

TOTAL UNITED KINGDOM		11,407,192

United States of America - 40.5%
Abraxas Petroleum Corp. (a)	162,700	346,551
Acceleron Pharma, Inc. (a)	3,900	152,100
Achaogen, Inc. (a)	2,700	34,344
Adobe Systems, Inc. (a)	900	157,644
Aetna, Inc.	5,200	884,156
Affiliated Managers Group, Inc.	2,400	447,600
Air Lease Corp. Class A	900	39,105
Air Transport Services Group, Inc. (a)	300	7,260
Akamai Technologies, Inc. (a)	19,600	1,024,100
Alamo Group, Inc.	500	52,750
Alexion Pharmaceuticals, Inc. (a)	6,400	765,824
Allegiant Travel Co.	2,800	381,920
Alphabet, Inc.:
Class A (a)	1,600	1,652,864
Class C (a)	1,159	1,178,286
American International Group, Inc.	15,200	982,072
Amgen, Inc.	7,000	1,226,540
Anadarko Petroleum Corp.	17,000	839,290
Anthem, Inc.	2,200	460,262
Apache Corp.	6,200	256,494
Apple, Inc.	6,000	1,014,240
Avery Dennison Corp.	300	31,851
Avexis, Inc. (a)	7,600	794,276
Avnet, Inc.	4,500	179,100
Baker Hughes, a GE Co. Class A	3,700	116,291
Bank of America Corp.	62,400	1,709,129
Bank of New York Mellon Corp.	7,600	391,020
Bankwell Financial Group, Inc.	2,500	91,500
Belden, Inc.	4,900	391,559
BioMarin Pharmaceutical, Inc. (a)	1,700	139,553
Bioverativ, Inc.	1,300	73,450
Brighthouse Financial, Inc.	618	38,427
Capital One Financial Corp.	4,700	433,246
Catalent, Inc. (a)	9,700	413,123
CDW Corp.	4,500	315,000
Celanese Corp. Class A	8,100	844,911
CF Industries Holdings, Inc.	9,900	376,002
Cigna Corp.	4,800	946,656
Cimarex Energy Co.	3,200	374,176
CIT Group, Inc.	14,400	671,328
Citigroup, Inc.	20,600	1,514,100
Cognizant Technology Solutions Corp. Class A	4,300	325,381
Colfax Corp. (a)	6,900	287,799
Cree, Inc. (a)	5,700	203,490
CSRA, Inc.	24,800	793,352
CVS Health Corp.	11,300	774,389
Del Taco Restaurants, Inc. (a)	19,300	244,917
DineEquity, Inc.	15,200	723,672
Dril-Quip, Inc. (a)	10,300	433,630
Dun & Bradstreet Corp.	2,100	245,343
Eastman Chemical Co.	5,800	526,698
Electronic Arts, Inc. (a)	7,300	873,080
Epizyme, Inc. (a)	1,600	26,720
Exelon Corp.	8,000	321,680
Facebook, Inc. Class A (a)	5,200	936,312
FedEx Corp.	4,200	948,402
G-III Apparel Group Ltd. (a)	6,800	172,312
Goldman Sachs Group, Inc.	2,300	557,704
Graphic Packaging Holding Co.	15,500	240,095
Great Southern Bancorp, Inc.	1,600	86,000
H.B. Fuller Co.	3,800	216,106
Halliburton Co.	7,000	299,180
HD Supply Holdings, Inc. (a)	5,100	180,489
Heartland Financial U.S.A., Inc.	1,600	78,800
Hill-Rom Holdings, Inc.	2,100	169,491
Hostess Brands, Inc. Class A (a)	11,500	132,595
Humana, Inc.	1,400	357,490
Huntington Bancshares, Inc.	65,207	899,857
Intercept Pharmaceuticals, Inc. (a)	300	18,489
Ironwood Pharmaceuticals, Inc. Class A (a)	4,700	72,286
Jabil, Inc.	14,200	401,576
KBR, Inc.	66,000	1,295,580
KeyCorp	800	14,600
Las Vegas Sands Corp.	2,400	152,112
Malibu Boats, Inc. Class A (a)	9,700	302,640
Matrix Service Co. (a)	21,400	301,740
McKesson Corp.	4,000	551,520
MetLife, Inc.	20,000	1,071,600
Microchip Technology, Inc.	1,259	119,353
Micron Technology, Inc. (a)	8,700	385,497
MRC Global, Inc. (a)	6,000	102,900
Neurocrine Biosciences, Inc. (a)	2,600	161,486
NVIDIA Corp.	2,100	434,301
ON Semiconductor Corp. (a)	19,600	417,872
PayPal Holdings, Inc. (a)	16,800	1,219,008
Planet Fitness, Inc.	12,800	340,992
Portola Pharmaceuticals, Inc. (a)	3,600	177,876
PRA Health Sciences, Inc. (a)	2,800	228,004
Priceline Group, Inc. (a)	300	573,588
PulteGroup, Inc.	17,700	535,071
Puma Biotechnology, Inc. (a)	100	12,730
PVH Corp.	1,500	190,215
Qualcomm, Inc.	20,700	1,055,907
Radian Group, Inc.	10,300	215,888
Radius Health, Inc. (a)	4,000	128,440
Regal Beloit Corp.	6,900	559,935
Regeneron Pharmaceuticals, Inc. (a)	1,000	402,620
REGENXBIO, Inc. (a)	11,600	347,420
Rexnord Corp. (a)	20,000	510,400
Semtech Corp. (a)	15,900	652,695
State National Companies, Inc.	5,800	121,916
Stifel Financial Corp.	4,200	222,726
SunTrust Banks, Inc.	6,700	403,407
Team, Inc. (a)	27,400	337,020
Tenneco, Inc.	2,600	151,086
Teradyne, Inc.	9,400	403,166
The AES Corp.	81,500	866,345
The Blackstone Group LP	10,400	346,216
The Chemours Co. LLC	16,100	911,421
The Mosaic Co.	44,200	987,428
The Simply Good Foods Co.	12,600	145,152
TherapeuticsMD, Inc. (a)	9,800	46,256
TriMas Corp. (a)	12,400	329,220
Tyson Foods, Inc. Class A	5,200	379,132
U.S. Bancorp	9,700	527,486
Ultragenyx Pharmaceutical, Inc. (a)	2,400	110,616
Umpqua Holdings Corp.	4,700	96,162
UnitedHealth Group, Inc.	2,000	420,440
Univar, Inc. (a)	10,300	306,425
Virtusa Corp. (a)	6,100	232,776
Wells Fargo & Co.	25,900	1,454,026
WESCO International, Inc. (a)	3,000	189,450
WestRock Co.	3,800	233,054
World Fuel Services Corp.	1,200	33,360
Wyndham Worldwide Corp.	3,000	320,550
Yum China Holdings, Inc.	9,600	387,360
Yum! Brands, Inc.	1,600	119,120
Zimmer Biomet Holdings, Inc.	4,600	559,452

TOTAL UNITED STATES OF AMERICA		56,398,193

TOTAL COMMON STOCKS
(Cost $114,371,606)		137,663,586

Nonconvertible Preferred Stocks - 0.6%
Brazil - 0.6%
Banco ABC Brasil SA	51,515	282,669
Banco do Estado Rio Grande do Sul SA	20,600	95,969
Companhia Paranaense de Energia-Copel (PN-B)	29,800	227,647
Itau Unibanco Holding SA	16,300	209,524

TOTAL BRAZIL		815,809

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	1,826	108,980
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $815,734)		924,789
	Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 7.9% 3/31/40(d)(e)
(Cost $4,690)	CAD 5,600	5,035
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.10% (f)	304,042	304,103
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	768,307	768,384
TOTAL MONEY MARKET FUNDS
(Cost $1,072,482)		1,072,487
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $116,264,512)		139,665,897
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(325,139)
NET ASSETS - 100%		$139,340,758

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,079
Fidelity Securities Lending Cash Central Fund	35,178
Total	$44,257

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$16,466,716	$14,184,578	$2,282,138	$--
Consumer Staples	6,415,939	4,414,886	2,001,053	--
Energy	5,029,285	5,029,285	--	--
Financials	23,832,326	20,844,346	2,987,980	--
Health Care	24,243,243	18,906,956	5,336,287	--
Industrials	21,004,415	15,911,415	5,093,000	--
Information Technology	26,058,100	22,230,257	3,827,843	--
Materials	8,296,717	7,591,549	705,168	--
Real Estate	3,359,076	3,051,776	307,300	--
Telecommunication Services	379,032	379,032	--	--
Utilities	3,503,526	3,503,526	--	--
Corporate Bonds	5,035	--	5,035	--
Money Market Funds	1,072,487	1,072,487	--	--
Total Investments in Securities:	$139,665,897	$117,120,093	$22,545,804	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,550,768
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $740,789) — See accompanying schedule: Unaffiliated issuers (cost $115,192,030)	$138,593,410
Fidelity Central Funds (cost $1,072,482)	1,072,487
Total Investment in Securities (cost $116,264,512)		$139,665,897
Cash		9,752
Foreign currency held at value (cost $8,629)		8,630
Receivable for investments sold		1,490,793
Receivable for fund shares sold		106,369
Dividends receivable		158,831
Interest receivable		30
Distributions receivable from Fidelity Central Funds		2,542
Prepaid expenses		344
Receivable from investment adviser for expense reductions		9,177
Other receivables		55,295
Total assets		141,507,660
Liabilities
Payable for investments purchased	$898,403
Payable for fund shares redeemed	239,322
Accrued management fee	100,785
Distribution and service plan fees payable	38,647
Other affiliated payables	29,877
Other payables and accrued expenses	91,491
Collateral on securities loaned	768,377
Total liabilities		2,166,902
Net Assets		$139,340,758
Net Assets consist of:
Paid in capital		$98,787,550
Undistributed net investment income		290,406
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,883,794
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,379,008
Net Assets		$139,340,758
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($38,710,164 ÷ 1,915,657 shares)		$20.21
Maximum offering price per share (100/94.25 of $20.21)		$21.44
Class M:
Net Asset Value and redemption price per share ($25,534,787 ÷ 1,317,974 shares)		$19.37
Maximum offering price per share (100/96.50 of $19.37)		$20.07
Class C:
Net Asset Value and offering price per share ($24,214,556 ÷ 1,371,644 shares)(a)		$17.65
Class I:
Net Asset Value, offering price and redemption price per share ($50,881,251 ÷ 2,404,978 shares)		$21.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$2,555,160
Interest		47
Income from Fidelity Central Funds		44,257
Income before foreign taxes withheld		2,599,464
Less foreign taxes withheld		(143,190)
Total income		2,456,274
Expenses
Management fee
Basic fee	$993,041
Performance adjustment	118,778
Transfer agent fees	290,717
Distribution and service plan fees	426,358
Accounting and security lending fees	55,788
Custodian fees and expenses	111,860
Independent trustees' fees and expenses	566
Registration fees	60,014
Audit	91,138
Legal	4,483
Interest	549
Miscellaneous	1,502
Total expenses before reductions	2,154,794
Expense reductions	(53,101)	2,101,693
Net investment income (loss)		354,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,279,190
Fidelity Central Funds	(500)
Foreign currency transactions	(73,257)
Total net realized gain (loss)		21,205,433
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	11,836,680
Fidelity Central Funds	(187)
Assets and liabilities in foreign currencies	7,558
Total change in net unrealized appreciation (depreciation)		11,844,051
Net gain (loss)		33,049,484
Net increase (decrease) in net assets resulting from operations		$33,404,065

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$354,581	$(97,803)
Net realized gain (loss)	21,205,433	1,522,123
Change in net unrealized appreciation (depreciation)	11,844,051	1,536,727
Net increase (decrease) in net assets resulting from operations	33,404,065	2,961,047
Distributions to shareholders from net realized gain	(1,458,293)	(833,839)
Share transactions - net increase (decrease)	(30,525,072)	(10,637,172)
Redemption fees	2,562	511
Total increase (decrease) in net assets	1,423,262	(8,509,453)
Net Assets
Beginning of period	137,917,496	146,426,949
End of period	$139,340,758	$137,917,496
Other Information
Undistributed net investment income end of period	$290,406	$–
Accumulated net investment loss end of period	$–	$(79)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.18	$15.89	$15.32	$13.64	$10.40
Income from Investment Operations
Net investment income (loss)A	.05	–B	(.01)	.01	.04
Net realized and unrealized gain (loss)	4.15	.38	.58	1.76	3.20
Total from investment operations	4.20	.38	.57	1.77	3.24
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(.17)	(.09)	–	(.06)	–
Total distributions	(.17)	(.09)	–	(.09)C	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.21	$16.18	$15.89	$15.32	$13.64
Total ReturnD,E	26.17%	2.39%	3.72%	13.03%	31.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.48%	1.55%	1.57%	1.62%	1.38%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.38%
Expenses net of all reductions	1.44%	1.44%	1.44%	1.45%	1.35%
Net investment income (loss)	.28%	(.02)%	(.07)%	.07%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$38,710	$39,565	$41,225	$35,987	$33,694
Portfolio turnover rateH	137%	122%	176%	249%	211%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of .064 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.56	$15.32	$14.81	$13.19	$10.09
Income from Investment Operations
Net investment income (loss)A	.01	(.04)	(.05)	(.03)	–B
Net realized and unrealized gain (loss)	3.97	.37	.56	1.71	3.10
Total from investment operations	3.98	.33	.51	1.68	3.10
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.17)	(.09)	–	(.06)	–
Total distributions	(.17)	(.09)	–	(.06)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.37	$15.56	$15.32	$14.81	$13.19
Total ReturnC,D	25.80%	2.15%	3.44%	12.77%	30.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.85%	1.89%	1.93%	1.68%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.68%
Expenses net of all reductions	1.69%	1.69%	1.69%	1.70%	1.64%
Net investment income (loss)	.03%	(.27)%	(.32)%	(.17)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$25,535	$21,351	$24,017	$20,975	$19,193
Portfolio turnover rateG	137%	122%	176%	249%	211%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.26	$14.12	$13.72	$12.26	$9.41
Income from Investment Operations
Net investment income (loss)A	(.07)	(.11)	(.12)	(.09)	(.05)
Net realized and unrealized gain (loss)	3.63	.34	.52	1.58	2.90
Total from investment operations	3.56	.23	.40	1.49	2.85
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.17)	(.09)	–	(.03)	–
Total distributions	(.17)	(.09)	–	(.03)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.65	$14.26	$14.12	$13.72	$12.26
Total ReturnC,D	25.20%	1.62%	2.92%	12.13%	30.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.23%	2.31%	2.34%	2.40%	2.16%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.16%
Expenses net of all reductions	2.19%	2.19%	2.19%	2.20%	2.13%
Net investment income (loss)	(.47)%	(.77)%	(.82)%	(.67)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$24,215	$19,942	$21,186	$15,747	$13,055
Portfolio turnover rateG	137%	122%	176%	249%	211%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.90	$16.55	$15.92	$14.18	$10.78
Income from Investment Operations
Net investment income (loss)A	.11	.04	.03	.05	.09
Net realized and unrealized gain (loss)	4.33	.40	.60	1.82	3.33
Total from investment operations	4.44	.44	.63	1.87	3.42
Distributions from net investment income	–	–	–	(.06)	(.02)
Distributions from net realized gain	(.18)	(.09)	–	(.06)	–
Total distributions	(.18)	(.09)	–	(.13)B	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.16	$16.90	$16.55	$15.92	$14.18
Total ReturnD	26.52%	2.66%	3.96%	13.27%	31.74%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.22%	1.26%	1.29%	1.02%
Expenses net of fee waivers, if any	1.16%	1.20%	1.20%	1.20%	1.02%
Expenses net of all reductions	1.15%	1.19%	1.19%	1.20%	.99%
Net investment income (loss)	.57%	.23%	.18%	.33%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$50,881	$57,060	$59,117	$39,159	$30,153
Portfolio turnover rateG	137%	122%	176%	249%	211%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,116,200
Gross unrealized depreciation	(3,378,429)
Net unrealized appreciation (depreciation)	$22,737,771
Tax Cost	$116,928,126

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,684,268
Undistributed long-term capital gain	$12,153,441
Net unrealized appreciation (depreciation) on securities and other investments	$22,715,500

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$47,785	$ -
Long-term Capital Gains	1,410,508	833,839
Total	$1,458,293	$ 833,839

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $192,878,428 and $221,557,370, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$93,959	$933
Class M	.25%	.25%	116,206	–
Class C	.75%	.25%	216,193	19,678
			$426,358	$20,611

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10,385
Class M	2,871
Class C(a)	436
$13,692

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$84,724.23
Class M	60,929.26
Class C	48,425.22
Class I	96,639.16
	$290,717

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,475 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,348,833.98%		$549

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $455 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $35,178, including $383 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. This waiver will remain in place indefinitely and cannot be changed without approval of the Fund's Board of Trustees. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$12,817
Class M	1.70%	15,414
Class C	2.20%	6,168
		$34,399

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,464 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,238.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net realized gain
Class A	$395,545	$232,217
Class M	223,766	141,812
Class B	–	5,345
Class C	228,025	134,701
Class I	610,957	319,764
Total	$1,458,293	$833,839

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	362,115	424,077	$6,440,454	$6,551,819
Reinvestment of distributions	23,639	14,077	385,077	225,941
Shares redeemed	(914,786)	(588,244)	(15,993,179)	(9,156,861)
Net increase (decrease)	(529,032)	(150,090)	$(9,167,648)	$(2,379,101)
Class M
Shares sold	258,672	156,974	$4,457,991	$2,365,833
Reinvestment of distributions	14,111	9,033	220,975	139,646
Shares redeemed	(326,771)	(361,862)	(5,647,103)	(5,311,002)
Net increase (decrease)	(53,988)	(195,855)	$(968,137)	$(2,805,523)
Class B
Shares sold	–	936	$–	$12,842
Reinvestment of distributions	–	351	–	5,016
Shares redeemed	–	(63,564)	–	(859,607)
Net increase (decrease)	–	(62,277)	$–	$(841,749)
Class C
Shares sold	277,302	189,268	$4,342,182	$2,619,454
Reinvestment of distributions	15,260	8,899	218,681	126,727
Shares redeemed	(318,919)	(300,632)	(4,960,464)	(4,141,044)
Net increase (decrease)	(26,357)	(102,465)	$(399,601)	$(1,394,863)
Class I
Shares sold	951,425	396,513	$17,653,991	$6,432,607
Reinvestment of distributions	35,233	18,757	599,659	313,609
Shares redeemed	(1,957,451)	(611,800)	(38,243,336)	(9,962,152)
Net increase (decrease)	(970,793)	(196,530)	$(19,989,686)	$(3,215,936)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.45%
Actual		$1,000.00	$1,134.80	$7.80
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$1,132.70	$9.14
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$1,130.00	$11.81
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Class I	1.16%
Actual		$1,000.00	$1,136.40	$6.25
Hypothetical-C		$1,000.00	$1,019.36	$5.90

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Capital Appreciation Fund
Class A	12/11/17	12/08/17	$0.042	$2.502
Class M	12/11/17	12/08/17	$0.000	$2.500
Class C	12/11/17	12/08/17	$0.000	$2.419
Class I	12/11/17	12/08/17	$0.097	$2.502

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $12,153,441, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLO-ANN-1217
1.728713.118

Fidelity Advisor® International Capital Appreciation Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.34%	10.25%	2.97%
Class M (incl. 3.50% sales charge)	20.82%	10.48%	2.96%
Class C (incl. contingent deferred sales charge)	23.54%	10.73%	2.81%
Class I	25.87%	11.84%	3.85%
Class Z	25.99%	11.86%	3.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$13,400	Fidelity Advisor® International Capital Appreciation Fund - Class A
$11,114	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 26%, topping the 23.85% advance of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, stock picking in the consumer discretionary sector contributed most to fund performance, followed by positioning in health care and industrials. Overall, active management added value in nine of 11 market sectors this period. Geographically, Japan, U.K. and Hong Kong stood out for their favorable impact on performance versus the benchmark. Our top relative contributor was an out-of-benchmark position in Wirecard, a Germany-based online payments business benefiting from the secular shift toward e-commerce. Recruit Holdings, a Japan-based temp staffing and human resources technology company, and automaker Maruti Suzuki India also helped. Conversely, consumer staples and materials were the only two sectors that detracted from relative performance. Among countries, positioning in South Korea and Brazil held back results. Much of the negative impact in Korea was due to not owning benchmark component Samsung Electronics, which gained 76% and was the fund’s largest relative detractor. Also hampering relative results was Grupo Aeroportuario Centro Norte, a Mexican airport operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	1.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.5	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.4	1.2
Unilever PLC (United Kingdom, Personal Products)	1.3	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2	1.1
	7.0

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.2	22.1
Information Technology	20.5	17.0
Financials	13.1	12.2
Consumer Discretionary	11.1	13.0
Consumer Staples	10.8	13.4

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	13.7	15.3
United States of America	12.5	12.1
Japan	10.4	5.6
France	8.7	8.8
Germany	6.2	5.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

As of April 30, 2017
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 1.7%
Amcor Ltd.	478,520	$5,801,167
CSL Ltd.	67,691	7,197,589
realestate.com.au Ltd.	96,353	5,330,200

TOTAL AUSTRALIA		18,328,956

Bailiwick of Jersey - 0.6%
Wolseley PLC	88,204	6,167,850
Bermuda - 0.9%
Credicorp Ltd. (United States)	21,700	4,544,848
Hiscox Ltd.	285,900	5,422,374

TOTAL BERMUDA		9,967,222

Brazil - 1.7%
BM&F BOVESPA SA	803,400	5,869,611
BTG Pactual Participations Ltd. unit	748,600	5,036,740
Equatorial Energia SA	224,300	4,182,527
Qualicorp SA	294,500	3,150,888

TOTAL BRAZIL		18,239,766

Canada - 5.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	130,610	6,124,021
Brookfield Asset Management, Inc. Class A	161,300	6,766,573
Canadian National Railway Co.	100,340	8,074,022
Canadian Pacific Railway Ltd.	34,600	5,999,014
CCL Industries, Inc. Class B	113,050	5,448,763
Constellation Software, Inc.	10,280	5,848,628
Descartes Systems Group, Inc. (a)	186,400	5,403,736
Open Text Corp.	161,600	5,650,551
Restaurant Brands International, Inc.	88,200	5,698,372
Waste Connection, Inc. (Canada)	73,530	5,195,147

TOTAL CANADA		60,208,827

Cayman Islands - 4.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	84,060	15,541,853
China Literature Ltd.	290	2,045
NetEase, Inc. ADR	22,200	6,258,624
New Oriental Education & Technology Group, Inc. sponsored ADR	70,000	5,826,800
Tencent Holdings Ltd.	374,400	16,827,442

TOTAL CAYMAN ISLANDS		44,456,764

Denmark - 0.6%
DSV de Sammensluttede Vognmaend A/S	74,900	5,791,977
France - 8.7%
ALTEN	59,100	5,173,524
Danone SA	88,500	7,233,209
Dassault Systemes SA	51,800	5,501,128
Eiffage SA	54,600	5,704,357
Elis SA	191,200	4,987,799
Kering SA	15,600	7,150,548
Legrand SA	80,700	5,994,597
LVMH Moet Hennessy - Louis Vuitton SA	32,306	9,635,697
Orpea	39,930	4,783,807
Pernod Ricard SA (b)	44,900	6,733,852
Rubis	82,100	5,152,770
Sartorius Stedim Biotech	81,300	5,541,032
SR Teleperformance SA	34,900	5,097,919
Thales SA	54,030	5,631,589
VINCI SA (b)	80,900	7,920,567

TOTAL FRANCE		92,242,395

Germany - 6.2%
adidas AG	31,211	6,945,839
Deutsche Post AG	154,432	7,073,279
Deutsche Wohnen AG (Bearer)	136,400	5,809,650
Henkel AG & Co. KGaA	57,313	7,223,545
Rheinmetall AG	46,200	5,448,877
SAP SE	92,899	10,614,884
Symrise AG	71,700	5,579,954
United Internet AG	82,151	5,197,119
Vonovia SE	142,300	6,259,028
Wirecard AG	57,000	5,613,820

TOTAL GERMANY		65,765,995

Hong Kong - 1.5%
AIA Group Ltd.	1,291,600	9,718,374
Techtronic Industries Co. Ltd.	1,035,500	6,072,516

TOTAL HONG KONG		15,790,890

India - 5.8%
Adani Ports & Special Economic Zone Ltd.	868,319	5,771,136
Asian Paints Ltd.	280,896	5,122,719
Godrej Consumer Products Ltd.	35,142	506,859
HDFC Bank Ltd.	189,304	5,298,668
Housing Development Finance Corp. Ltd.	270,722	7,138,699
IndusInd Bank Ltd.	201,923	5,074,270
Kotak Mahindra Bank Ltd.	321,917	5,096,232
LIC Housing Finance Ltd.	544,848	5,037,846
Maruti Suzuki India Ltd.	47,104	5,973,478
PC Jeweller Ltd.	1,015,639	5,502,489
Power Grid Corp. of India Ltd.	1,565,816	5,123,060
Vakrangee Ltd.	667,939	5,800,496

TOTAL INDIA		61,445,952

Indonesia - 1.1%
PT Bank Central Asia Tbk	3,891,900	5,997,472
PT Bank Rakyat Indonesia Tbk	5,191,600	5,971,536

TOTAL INDONESIA		11,969,008

Ireland - 2.2%
CRH PLC	174,300	6,553,398
DCC PLC (United Kingdom)	57,100	5,414,788
Kerry Group PLC Class A	57,120	5,752,057
Kingspan Group PLC (Ireland)	123,660	5,171,228

TOTAL IRELAND		22,891,471

Isle of Man - 0.5%
Playtech Ltd.	407,981	5,331,902
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	50,300	5,920,813
Elbit Systems Ltd.	35,600	5,290,872
Frutarom Industries Ltd.	71,554	5,890,949

TOTAL ISRAEL		17,102,634

Italy - 0.6%
Industria Macchine Automatiche SpA (IMA)	4,117	369,268
Interpump Group SpA	164,900	5,553,142

TOTAL ITALY		5,922,410

Japan - 10.4%
Benefit One, Inc.	281,000	5,398,404
Daikin Industries Ltd.	63,500	7,017,440
Daito Trust Construction Co. Ltd.	30,600	5,349,933
Hoya Corp.	112,400	6,106,775
Kansai Paint Co. Ltd.	220,500	5,667,499
Kao Corp.	117,900	7,125,304
Keyence Corp.	13,714	7,614,355
Makita Corp.	143,500	6,013,891
Misumi Group, Inc.	201,200	5,512,388
Nidec Corp.	52,400	6,968,305
Nippon Paint Holdings Co. Ltd.	167,200	5,898,598
Nitori Holdings Co. Ltd.	41,200	5,987,652
Recruit Holdings Co. Ltd.	265,700	6,514,340
Relo Holdings Corp.	225,100	5,572,924
SMC Corp.	17,120	6,549,435
Start Today Co. Ltd.	194,700	5,332,761
Sundrug Co. Ltd.	123,300	5,365,834
Tsuruha Holdings, Inc.	44,000	5,455,236

TOTAL JAPAN		109,451,074

Kenya - 0.5%
Safaricom Ltd.	21,167,700	5,202,664
Luxembourg - 0.5%
Eurofins Scientific SA	8,220	5,141,811
Mexico - 1.1%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	566,722	5,374,943
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	316,530	5,645,178
Grupo Aeroportuario Norte S.A.B. de CV	99,500	502,074

TOTAL MEXICO		11,522,195

Netherlands - 3.7%
ASML Holding NV (Netherlands)	46,100	8,317,799
Heineken NV (Bearer)	72,100	7,026,242
IMCD Group BV	84,400	5,308,920
RELX NV	335,943	7,587,757
Wolters Kluwer NV	119,900	5,877,125
Yandex NV Series A (a)	159,700	5,402,651

TOTAL NETHERLANDS		39,520,494

Philippines - 1.6%
Ayala Land, Inc.	6,578,600	5,509,213
SM Investments Corp.	299,332	5,541,520
SM Prime Holdings, Inc.	7,588,900	5,443,183

TOTAL PHILIPPINES		16,493,916

Russia - 0.6%
Sberbank of Russia	2,039,720	6,758,880
South Africa - 1.7%
Capitec Bank Holdings Ltd.	80,600	5,357,695
FirstRand Ltd.	503,127	1,823,730
Naspers Ltd. Class N	44,010	10,723,328

TOTAL SOUTH AFRICA		17,904,753

Spain - 1.7%
Amadeus IT Holding SA Class A	95,360	6,470,416
Cellnex Telecom Sau	208,100	5,166,869
Grifols SA	194,300	6,082,628

TOTAL SPAIN		17,719,913

Sweden - 1.6%
ASSA ABLOY AB (B Shares)	278,418	5,869,849
Hexagon AB (B Shares)	114,300	5,861,328
Indutrade AB	195,368	5,418,818

TOTAL SWEDEN		17,149,995

Switzerland - 3.4%
Compagnie Financiere Richemont SA Series A	82,333	7,589,973
Kaba Holding AG (B Shares) (Reg.)	5,070	5,015,877
Lonza Group AG	22,595	6,001,779
Partners Group Holding AG	8,180	5,501,709
Schindler Holding AG (participation certificate)	24,781	5,616,182
Sika AG	808	5,981,136

TOTAL SWITZERLAND		35,706,656

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	360,870	15,275,627
United Kingdom - 13.7%
Ashtead Group PLC	230,900	5,949,395
British American Tobacco PLC (United Kingdom)	198,800	12,844,435
Bunzl PLC	199,600	6,216,565
Compass Group PLC	324,350	7,120,884
Cranswick PLC	123,658	5,058,480
Diageo PLC	270,613	9,241,119
Diploma PLC	367,200	5,262,247
DS Smith PLC	666,657	4,613,041
Halma PLC	348,800	5,475,718
InterContinental Hotel Group PLC	108,602	6,017,682
Intertek Group PLC	83,400	6,009,148
London Stock Exchange Group PLC	118,900	5,939,260
Micro Focus International PLC	171,800	6,035,260
Mondi PLC	229,600	5,553,016
Prudential PLC	338,750	8,314,746
Reckitt Benckiser Group PLC	91,430	8,179,937
Rentokil Initial PLC	1,265,400	5,643,593
Rightmove PLC	101,030	5,573,962
Sage Group PLC	593,400	5,875,466
St. James's Place Capital PLC	368,100	5,754,259
Unilever PLC	241,500	13,686,770

TOTAL UNITED KINGDOM		144,364,983

United States of America - 12.5%
A.O. Smith Corp.	87,584	5,184,973
Adobe Systems, Inc. (a)	30,160	5,282,826
Alphabet, Inc. Class C (a)	5,600	5,693,184
Amazon.com, Inc. (a)	4,700	5,194,816
American Tower Corp.	37,000	5,315,790
Amphenol Corp. Class A	61,262	5,329,794
Cintas Corp.	35,600	5,305,824
Constellation Brands, Inc. Class A (sub. vtg.)	25,400	5,564,886
Equinix, Inc.	11,700	5,422,950
Facebook, Inc. Class A (a)	31,430	5,659,286
Fiserv, Inc. (a)	38,929	5,038,580
HEICO Corp. Class A	68,000	5,174,800
Home Depot, Inc.	31,400	5,205,492
MasterCard, Inc. Class A	36,450	5,422,667
Moody's Corp.	35,340	5,032,769
MSCI, Inc.	42,490	4,986,626
Northrop Grumman Corp.	17,500	5,171,775
PayPal Holdings, Inc. (a)	70,700	5,129,992
Priceline Group, Inc. (a)	2,860	5,468,206
S&P Global, Inc.	32,064	5,017,054
Sherwin-Williams Co.	13,560	5,358,234
SS&C Technologies Holdings, Inc.	14,025	563,805
Thermo Fisher Scientific, Inc.	27,100	5,252,793
TransDigm Group, Inc.	18,700	5,189,250
UnitedHealth Group, Inc.	26,600	5,591,852
Visa, Inc. Class A	46,740	5,140,465

TOTAL UNITED STATES OF AMERICA		132,698,689

TOTAL COMMON STOCKS
(Cost $887,374,036)		1,036,535,669

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.7%
Itau Unibanco Holding SA sponsored ADR
(Cost $6,264,871)	555,380	7,114,418

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 1.10% (c)	34,689,911	34,696,849
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	9,986,295	9,987,294
TOTAL MONEY MARKET FUNDS
(Cost $44,684,149)		44,684,143
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $938,323,056)		1,088,334,230
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(30,309,621)
NET ASSETS - 100%		$1,058,024,609

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$114,847
Fidelity Securities Lending Cash Central Fund	80,694
Total	$195,541

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$116,778,778	$88,230,650	$28,548,128	$--
Consumer Staples	113,121,786	43,989,942	69,131,844	--
Financials	138,574,389	118,202,095	20,372,294	--
Health Care	54,850,954	48,744,179	6,106,775	--
Industrials	263,497,444	213,653,392	49,844,052	--
Information Technology	219,847,701	176,473,221	43,374,480	--
Materials	67,468,474	49,348,979	18,119,495	--
Real Estate	44,682,671	33,759,814	10,922,857	--
Telecommunication Services	10,369,533	10,369,533	--	--
Utilities	14,458,357	14,458,357	--	--
Money Market Funds	44,684,143	44,684,143	--	--
Total Investments in Securities:	$1,088,334,230	$841,914,305	$246,419,925	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$33,091,057
Level 2 to Level 1	$5,603,493

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $9,536,863) — See accompanying schedule: Unaffiliated issuers (cost $893,638,907)	$1,043,650,087
Fidelity Central Funds (cost $44,684,149)	44,684,143
Total Investment in Securities (cost $938,323,056)		$1,088,334,230
Foreign currency held at value (cost $2,861,687)		2,861,986
Receivable for investments sold		14,813,501
Receivable for fund shares sold		3,982,110
Dividends receivable		876,293
Distributions receivable from Fidelity Central Funds		14,431
Prepaid expenses		1,760
Other receivables		337,838
Total assets		1,111,222,149
Liabilities
Payable for investments purchased	$39,976,510
Payable for fund shares redeemed	1,045,516
Accrued management fee	645,601
Distribution and service plan fees payable	137,463
Other affiliated payables	180,309
Other payables and accrued expenses	1,224,841
Collateral on securities loaned	9,987,300
Total liabilities		53,197,540
Net Assets		$1,058,024,609
Net Assets consist of:
Paid in capital		$908,572,633
Undistributed net investment income		1,746,727
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,103,880)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		148,809,129
Net Assets		$1,058,024,609
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($173,947,741 ÷ 9,089,883 shares)		$19.14
Maximum offering price per share (100/94.25 of $19.14)		$20.31
Class M:
Net Asset Value and redemption price per share ($86,546,573 ÷ 4,633,462 shares)		$18.68
Maximum offering price per share (100/96.50 of $18.68)		$19.36
Class C:
Net Asset Value and offering price per share ($85,021,587 ÷ 5,016,444 shares)(a)		$16.95
Class I:
Net Asset Value, offering price and redemption price per share ($652,774,315 ÷ 31,937,706 shares)		$20.44
Class Z:
Net Asset Value, offering price and redemption price per share ($59,734,393 ÷ 2,919,790 shares)		$20.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$10,819,705
Income from Fidelity Central Funds		195,541
Income before foreign taxes withheld		11,015,246
Less foreign taxes withheld		(872,868)
Total income		10,142,378
Expenses
Management fee
Basic fee	$4,498,098
Performance adjustment	555,943
Transfer agent fees	1,242,735
Distribution and service plan fees	1,243,116
Accounting and security lending fees	319,061
Custodian fees and expenses	301,741
Independent trustees' fees and expenses	2,327
Registration fees	136,494
Audit	97,701
Legal	3,272
Interest	192
Miscellaneous	3,992
Total expenses before reductions	8,404,672
Expense reductions	(159,198)	8,245,474
Net investment income (loss)		1,896,904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,927,762
Fidelity Central Funds	(1,316)
Foreign currency transactions	29,957
Total net realized gain (loss)		20,956,403
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,085,748)	134,990,839
Fidelity Central Funds	(6)
Assets and liabilities in foreign currencies	13,919
Total change in net unrealized appreciation (depreciation)		135,004,752
Net gain (loss)		155,961,155
Net increase (decrease) in net assets resulting from operations		$157,858,059

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,896,904	$788,667
Net realized gain (loss)	20,956,403	(4,570,627)
Change in net unrealized appreciation (depreciation)	135,004,752	(437,385)
Net increase (decrease) in net assets resulting from operations	157,858,059	(4,219,345)
Distributions to shareholders from net investment income	(869,640)	(237,879)
Share transactions - net increase (decrease)	498,875,357	146,558,359
Redemption fees	19,108	21,382
Total increase (decrease) in net assets	655,882,884	142,122,517
Net Assets
Beginning of period	402,141,725	260,019,208
End of period	$1,058,024,609	$402,141,725
Other Information
Undistributed net investment income end of period	$1,746,727	$667,514

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.26	$15.25	$14.77	$13.96	$11.25
Income from Investment Operations
Net investment income (loss)A	.04	.05	.05	.06	.07
Net realized and unrealized gain (loss)	3.86	(.03)	.46	.82	2.73
Total from investment operations	3.90	.02	.51	.88	2.80
Distributions from net investment income	(.02)	(.01)	(.03)	(.07)	(.09)
Total distributions	(.02)	(.01)	(.03)	(.07)	(.09)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.14	$15.26	$15.25	$14.77	$13.96
Total ReturnC,D	25.56%	.12%	3.46%	6.31%	24.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.38%	1.50%	1.58%	1.73%	1.74%
Expenses net of fee waivers, if any	1.37%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.35%	1.43%	1.42%	1.44%	1.39%
Net investment income (loss)	.21%	.34%	.30%	.42%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$173,948	$127,536	$89,753	$51,567	$49,797
Portfolio turnover rateG	155%	167%	176%	197%	138%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$14.94	$14.47	$13.68	$11.03
Income from Investment Operations
Net investment income (loss)A	(.01)	.01	.01	.02	.04
Net realized and unrealized gain (loss)	3.77	(.03)	.46	.81	2.66
Total from investment operations	3.76	(.02)	.47	.83	2.70
Distributions from net investment income	–	–	–	(.04)	(.05)
Total distributions	–	–	–	(.04)	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.68	$14.92	$14.94	$14.47	$13.68
Total ReturnC,D	25.20%	(.13)%	3.25%	6.07%	24.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.63%	1.76%	1.86%	1.94%	1.96%
Expenses net of fee waivers, if any	1.63%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.61%	1.68%	1.67%	1.69%	1.64%
Net investment income (loss)	(.04)%	.09%	.05%	.17%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$86,547	$62,866	$60,293	$58,454	$60,152
Portfolio turnover rateG	155%	167%	176%	197%	138%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$13.69	$13.33	$12.63	$10.18
Income from Investment Operations
Net investment income (loss)A	(.08)	(.06)	(.06)	(.04)	(.02)
Net realized and unrealized gain (loss)	3.42	(.02)	.42	.74	2.47
Total from investment operations	3.34	(.08)	.36	.70	2.45
Distributions from net investment income	–	–	–	–	–
Total distributions	–	–	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.95	$13.61	$13.69	$13.33	$12.63
Total ReturnC,D	24.54%	(.58)%	2.70%	5.54%	24.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.13%	2.27%	2.33%	2.47%	2.49%
Expenses net of fee waivers, if any	2.12%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.10%	2.18%	2.17%	2.19%	2.14%
Net investment income (loss)	(.54)%	(.41)%	(.45)%	(.33)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$85,022	$42,146	$36,491	$20,910	$21,334
Portfolio turnover rateG	155%	167%	176%	197%	138%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.30	$16.28	$15.75	$14.87	$11.99
Income from Investment Operations
Net investment income (loss)A	.09	.10	.09	.10	.11
Net realized and unrealized gain (loss)	4.11	(.04)	.51	.87	2.89
Total from investment operations	4.20	.06	.60	.97	3.00
Distributions from net investment income	(.06)	(.04)	(.07)	(.09)	(.12)
Total distributions	(.06)	(.04)	(.07)	(.09)	(.12)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.44	$16.30	$16.28	$15.75	$14.87
Total ReturnC	25.87%	.36%	3.80%	6.58%	25.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.21%	1.27%	1.38%	1.39%
Expenses net of fee waivers, if any	1.08%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.06%	1.18%	1.17%	1.20%	1.14%
Net investment income (loss)	.50%	.59%	.55%	.67%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$652,774	$169,594	$72,421	$18,449	$7,768
Portfolio turnover rateF	155%	167%	176%	197%	138%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class Z

Years ended October 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$16.22
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	4.18
Total from investment operations	4.24
Distributions from net investment income	–
Total distributions	–
Redemption fees added to paid in capitalB,C	–
Net asset value, end of period	$20.46
Total ReturnD,E	26.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%H
Expenses net of fee waivers, if any	.96%H
Expenses net of all reductions	.94%H
Net investment income (loss)	.42%H
Supplemental Data
Net assets, end of period (000 omitted)	$59,734
Portfolio turnover rateI	155%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$153,945,108
Gross unrealized depreciation	(5,037,814)
Net unrealized appreciation (depreciation)	$148,907,294
Tax Cost	$939,426,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,717,666
Net unrealized appreciation (depreciation) on securities and other investments	$148,820,057

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$869,640	$ 237,879

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,486,809,625 and $994,334,163, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$325,685	$17,983
Class M	.25%	.25%	346,394	-
Class C	.75%	.25%	571,037	196,840
			$1,243,116	$214,823

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$96,706
Class M	14,811
Class C(a)	6,016
$117,533

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$281,895.22
Class M	155,724.22
Class C	128,109.22
Class I	667,894.18
Class Z	9,113	.05(a)
	$1,242,735

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,791 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,374,000	1.09%	$192

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,848 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $80,694. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class M, Class C and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$3,256
Class M	1,939
Class C	1,553
Class I	10,227
$16,975

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $138,397 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,826.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$139,479	$45,965
Class I	730,161	191,914
Total	$869,640	$237,879

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017(a)	Year ended October 31, 2016	Year ended October 31, 2017(a)	Year ended October 31, 2016
Class A
Shares sold	5,604,681	4,095,510	$95,077,981	$63,002,207
Reinvestment of distributions	9,092	2,811	132,373	43,093
Shares redeemed	(4,879,929)	(1,626,397)	(77,285,834)	(24,751,730)
Net increase (decrease)	733,844	2,471,924	$17,924,520	$38,293,570
Class M
Shares sold	1,315,380	1,069,249	$22,202,958	$15,880,617
Shares redeemed	(895,515)	(891,336)	(14,327,827)	(13,215,276)
Net increase (decrease)	419,865	177,913	$7,875,131	$2,665,341
Class B
Shares sold	–	3,366	$–	$43,844
Shares redeemed	–	(80,538)	–	(1,078,498)
Net increase (decrease)	–	(77,172)	$–	$(1,034,654)
Class C
Shares sold	2,768,623	1,105,103	$42,257,866	$15,192,809
Shares redeemed	(849,933)	(672,432)	(12,496,362)	(9,064,572)
Net increase (decrease)	1,918,690	432,671	$29,761,504	$6,128,237
Class I
Shares sold	27,999,504	8,832,886	$501,951,139	$145,687,165
Reinvestment of distributions	38,510	8,426	597,293	137,601
Shares redeemed	(6,506,957)	(2,884,117)	(114,106,972)	(45,318,901)
Net increase (decrease)	21,531,057	5,957,195	$388,441,460	$100,505,865
Class Z
Shares sold	3,021,797	–	$56,872,882	$–
Shares redeemed	(102,007)	–	(2,000,140)	–
Net increase (decrease)	2,919,790	–	$54,872,742	$–

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,137.90	$7.17
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.59%
Actual		$1,000.00	$1,136.30	$8.56
Hypothetical-C		$1,000.00	$1,017.19	$8.08
Class C	2.10%
Actual		$1,000.00	$1,133.00	$11.29
Hypothetical-C		$1,000.00	$1,014.62	$10.66
Class I	1.08%
Actual		$1,000.00	$1,139.40	$5.82
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class Z	.97%
Actual		$1,000.00	$1,139.80	$5.23
Hypothetical-C		$1,000.00	$1,020.32	$4.94

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100% and Class I designates 59% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor International Capital Appreciation Fund
Class C	12/12/2016	$0.0000	$0.0000
Class A	12/12/2016	$0.0302	$0.0142
Class I	12/12/2016	$0.0722	$0.0142
Class M	12/12/2016	$0.0000	$0.0000

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AICAP-ANN-1217
1.711985.119

Fidelity Advisor® Value Leaders Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.09%	11.45%	2.39%
Class M (incl. 3.50% sales charge)	13.48%	11.70%	2.38%
Class C (incl. contingent deferred sales charge)	16.03%	11.94%	2.24%
Class I	18.19%	13.08%	3.28%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$12,669	Fidelity Advisor® Value Leaders Fund - Class A
$17,893	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 23.63% for the year ending October 31, 2017. Equity markets rose sharply following the November election and continued to rally through the end of February on optimism for President Trump’s pro-business agenda. Stocks leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end amid positive consumer sentiment and other market indicators. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology (+39%) performed best, surging as a handful of major index constituents posted strong returns. Financials gained 37%, riding an uptick in bond yields and a surge in banks. Materials (+29%) also did well, spurred by higher demand, especially from China. Conversely, consumer discretionary (+20%) lagged the broader market, as brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+9%) and sluggish oil prices dragged on energy (+2%). Consumer staples (+4%) and telecommunication services (-1%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 17% to 18%, roughly in line with the 17.78% result of the benchmark Russell 1000® Value Index. Versus the benchmark, notable contributors included favorable stock picking in information technology, as well as overall positioning in real estate and energy. Conversely, poor stock picking in health care, consumer staples and financials hurt, although industry positioning in the latter two groups partially offset the negative impact. Our stake in cash of 5%, on average, the past 12 months also hurt. The fund benefited from two health insurers: Cigna and Anthem, the latter of which I established in December 2016. Both health maintenance organizations benefited from investors' easing concerns related to changes to medical reimbursement rates. Another big relative contributor was the fund’s lack of a position in benchmark component General Electric. On the negative side, our biggest individual detractor by far was an untimely non-benchmark position in Teva Pharmaceutical Industries, an Israeli drug maker that encountered a number of significant challenges. We sold our stake in September. A second big detractor was Teekay Offshore, whose stock price plunged in May after a maintenance problem with one of its vessels.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	6.3	5.3
Wells Fargo & Co.	4.6	4.1
Amgen, Inc.	3.9	3.4
JPMorgan Chase & Co.	3.5	2.9
Cigna Corp.	3.4	2.5
U.S. Bancorp	3.2	2.9
Prudential PLC	2.7	2.3
Chubb Ltd.	2.5	2.1
CBRE Group, Inc.	2.4	2.1
The Travelers Companies, Inc.	2.4	2.1
	34.9

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.0	27.5
Health Care	16.0	15.3
Consumer Discretionary	8.8	8.6
Information Technology	8.6	14.8
Consumer Staples	8.5	6.6

Asset Allocation (% of fund's net assets)

As of October 31, 2017*
Stocks	95.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 22.8%

As of April 30, 2017*
Stocks	94.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 26.1%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Media - 7.0%
CBS Corp. Class B	9,200	$516,304
Interpublic Group of Companies, Inc.	22,500	433,125
Lions Gate Entertainment Corp. Class B	16,950	468,837
Time Warner, Inc.	3,600	353,844
Twenty-First Century Fox, Inc. Class A	21,100	551,765
WPP PLC	1,600	28,287
		2,352,162
Textiles, Apparel & Luxury Goods - 1.8%
PVH Corp.	4,700	596,007

TOTAL CONSUMER DISCRETIONARY		2,948,169

CONSUMER STAPLES - 8.5%
Beverages - 1.8%
C&C Group PLC	177,502	609,124
Food & Staples Retailing - 2.3%
CVS Health Corp.	11,000	753,830
Safeway, Inc.:
rights (a)(b)	4,300	0
rights (a)(b)	4,300	774
		754,604
Food Products - 2.9%
Kellogg Co.	5,900	368,927
The J.M. Smucker Co.	5,600	593,880
		962,807
Tobacco - 1.5%
British American Tobacco PLC sponsored ADR	8,000	515,200

TOTAL CONSUMER STAPLES		2,841,735

ENERGY - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
GasLog Partners LP	24,000	570,000
Golar LNG Partners LP	18,900	411,453
Teekay Corp. (c)	69,800	565,380
Teekay LNG Partners LP	29,000	500,250
Teekay Offshore Partners LP	133,900	342,784
		2,389,867
FINANCIALS - 32.0%
Banks - 11.3%
JPMorgan Chase & Co.	11,625	1,169,591
U.S. Bancorp	19,771	1,075,147
Wells Fargo & Co.	27,526	1,545,310
		3,790,048
Capital Markets - 1.4%
Goldman Sachs Group, Inc.	2,000	484,960
Consumer Finance - 3.2%
Capital One Financial Corp.	4,900	451,682
Discover Financial Services	9,100	605,423
		1,057,105
Diversified Financial Services - 6.3%
Berkshire Hathaway, Inc. Class B (a)	11,200	2,093,728
Insurance - 9.8%
Allstate Corp.	7,840	735,862
Chubb Ltd.	5,500	829,510
Prudential PLC	36,781	902,803
The Travelers Companies, Inc.	6,000	794,700
		3,262,875

TOTAL FINANCIALS		10,688,716

HEALTH CARE - 16.0%
Biotechnology - 5.4%
Amgen, Inc.	7,400	1,296,628
Dyax Corp. rights 12/31/19 (a)(b)	15,500	51,925
Shire PLC sponsored ADR	3,119	460,458
		1,809,011
Health Care Providers & Services - 7.4%
Anthem, Inc.	3,500	732,235
Cigna Corp.	5,800	1,143,876
McKesson Corp.	4,300	592,884
		2,468,995
Pharmaceuticals - 3.2%
Allergan PLC	3,000	531,690
Bayer AG	4,200	546,332
		1,078,022

TOTAL HEALTH CARE		5,356,028

INDUSTRIALS - 5.2%
Aerospace & Defense - 2.4%
United Technologies Corp.	6,600	790,416
Professional Services - 2.8%
Dun & Bradstreet Corp.	4,800	560,784
Nielsen Holdings PLC	9,900	366,993
		927,777

TOTAL INDUSTRIALS		1,718,193

INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.9%
Cisco Systems, Inc.	18,564	633,961
Internet Software & Services - 2.1%
Alphabet, Inc. Class A (a)	699	722,095
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A	7,800	590,226
The Western Union Co.	21,800	432,948
		1,023,174
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	2,900	490,216

TOTAL INFORMATION TECHNOLOGY		2,869,446

MATERIALS - 3.1%
Chemicals - 3.1%
LyondellBasell Industries NV Class A	4,500	465,885
Monsanto Co.	4,600	557,060
		1,022,945
REAL ESTATE - 2.4%
Real Estate Management & Development - 2.4%
CBRE Group, Inc. (a)	20,400	802,128
UTILITIES - 3.6%
Electric Utilities - 3.6%
Exelon Corp.	17,300	695,633
Xcel Energy, Inc.	10,100	500,152
		1,195,785
TOTAL COMMON STOCKS
(Cost $27,477,680)		31,833,012

Money Market Funds - 6.2%
Fidelity Cash Central Fund, 1.10%(d)	1,587,548	1,587,866
Fidelity Securities Lending Cash Central Fund 1.11%(d)(e)	495,508	495,557
TOTAL MONEY MARKET FUNDS
(Cost $2,083,470)		2,083,423
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $29,561,150)		33,916,435
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(532,119)
NET ASSETS - 100%		$33,384,316

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,513
Fidelity Securities Lending Cash Central Fund	18,719
Total	$32,232

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,948,169	$2,919,882	$28,287	$--
Consumer Staples	2,841,735	2,840,961	--	774
Energy	2,389,867	2,389,867	--	--
Financials	10,688,716	9,785,913	902,803	--
Health Care	5,356,028	4,757,771	546,332	51,925
Industrials	1,718,193	1,718,193	--	--
Information Technology	2,869,446	2,869,446	--	--
Materials	1,022,945	1,022,945	--	--
Real Estate	802,128	802,128	--	--
Utilities	1,195,785	1,195,785	--	--
Money Market Funds	2,083,423	2,083,423	--	--
Total Investments in Securities:	$33,916,435	$32,386,314	$1,477,422	$52,699

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.2%
Marshall Islands	7.2%
United Kingdom	3.8%
Ireland	3.4%
Switzerland	2.5%
Germany	1.6%
Bailiwick of Jersey	1.5%
Canada	1.4%
Netherlands	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $472,230) — See accompanying schedule: Unaffiliated issuers (cost $27,477,680)	$31,833,012
Fidelity Central Funds (cost $2,083,470)	2,083,423
Total Investment in Securities (cost $29,561,150)		$33,916,435
Receivable for investments sold		170,623
Receivable for fund shares sold		6,154
Dividends receivable		17,596
Distributions receivable from Fidelity Central Funds		5,143
Prepaid expenses		79
Other receivables		546
Total assets		34,116,576
Liabilities
Payable for investments purchased	$153,236
Payable for fund shares redeemed	7,283
Accrued management fee	17,375
Audit fee payable	39,751
Custody fee payable	540
Distribution and service plan fees payable	11,143
Other affiliated payables	7,382
Collateral on securities loaned	495,550
Total liabilities		732,260
Net Assets		$33,384,316
Net Assets consist of:
Paid in capital		$29,292,535
Undistributed net investment income		102,151
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(365,661)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,355,291
Net Assets		$33,384,316
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,847,507 ÷ 948,973 shares)		$18.81
Maximum offering price per share (100/94.25 of $18.81)		$19.96
Class M:
Net Asset Value and redemption price per share ($5,866,125 ÷ 311,646 shares)		$18.82
Maximum offering price per share (100/96.50 of $18.82)		$19.50
Class C:
Net Asset Value and offering price per share ($5,619,102 ÷ 308,642 shares)(a)		$18.21
Class I:
Net Asset Value, offering price and redemption price per share ($4,051,582 ÷ 213,603 shares)		$18.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$610,354
Income from Fidelity Central Funds		32,232
Total income		642,586
Expenses
Management fee
Basic fee	$187,738
Performance adjustment	(9,073)
Transfer agent fees	80,500
Distribution and service plan fees	141,529
Accounting and security lending fees	13,549
Custodian fees and expenses	10,329
Independent trustees' fees and expenses	138
Registration fees	56,315
Audit	55,536
Legal	3,300
Miscellaneous	679
Total expenses before reductions	540,540
Expense reductions	(54,855)	485,685
Net investment income (loss)		156,901
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	950,170
Fidelity Central Funds	343
Foreign currency transactions	1,485
Total net realized gain (loss)		951,998
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,324,012
Fidelity Central Funds	(545)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		4,323,474
Net gain (loss)		5,275,472
Net increase (decrease) in net assets resulting from operations		$5,432,373

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$156,901	$199,138
Net realized gain (loss)	951,998	(209,677)
Change in net unrealized appreciation (depreciation)	4,323,474	(137,385)
Net increase (decrease) in net assets resulting from operations	5,432,373	(147,924)
Distributions to shareholders from net investment income	(117,871)	(492,638)
Distributions to shareholders from net realized gain	–	(36,002)
Total distributions	(117,871)	(528,640)
Share transactions - net increase (decrease)	(3,454,904)	(2,669,934)
Total increase (decrease) in net assets	1,859,598	(3,346,498)
Net Assets
Beginning of period	31,524,718	34,871,216
End of period	$33,384,316	$31,524,718
Other Information
Undistributed net investment income end of period	$102,151	$61,300

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.03	$16.34	$15.79	$13.73	$10.82
Income from Investment Operations
Net investment income (loss)A	.11	.12	.29	.12	.10
Net realized and unrealized gain (loss)	2.75	(.15)B	.39C	1.94	3.01
Total from investment operations	2.86	(.03)	.68	2.06	3.11
Distributions from net investment income	(.08)	(.27)	(.12)	–	(.20)
Distributions from net realized gain	–	(.02)	(.01)	–	–
Total distributions	(.08)	(.28)D	(.13)	–	(.20)
Net asset value, end of period	$18.81	$16.03	$16.34	$15.79	$13.73
Total ReturnE,F	17.87%	(.18)%B	4.32%C	15.00%	29.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.39%	1.47%	1.49%	1.30%	1.33%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.24%	1.25%	1.25%	1.23%
Net investment income (loss)	.61%	.77%	1.78%	.78%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$17,848	$16,448	$18,237	$15,067	$15,339
Portfolio turnover rateI	34%	63%	54%	182%	87%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.017 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.04	$16.33	$15.78	$13.75	$10.82
Income from Investment Operations
Net investment income (loss)A	.07	.08	.25	.08	.07
Net realized and unrealized gain (loss)	2.75	(.16)B	.39C	1.95	3.02
Total from investment operations	2.82	(.08)	.64	2.03	3.09
Distributions from net investment income	(.04)	(.20)	(.08)	–	(.16)
Distributions from net realized gain	–	(.02)	(.01)	–	–
Total distributions	(.04)	(.21)D	(.09)	–	(.16)
Net asset value, end of period	$18.82	$16.04	$16.33	$15.78	$13.75
Total ReturnE,F	17.60%	(.49)%B	4.04%C	14.76%	28.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.67%	1.77%	1.78%	1.58%	1.60%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.50%	1.50%	1.48%
Net investment income (loss)	.37%	.52%	1.53%	.53%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$5,866	$6,732	$7,672	$7,819	$6,569
Portfolio turnover rateI	34%	63%	54%	182%	87%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.55)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 D Total distributions of $.21 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.017 per share..

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.56	$15.88	$15.35	$13.44	$10.59
Income from Investment Operations
Net investment income (loss)A	(.02)	–B	.17	–B	.01
Net realized and unrealized gain (loss)	2.67	(.16)C	.37D	1.91	2.95
Total from investment operations	2.65	(.16)	.54	1.91	2.96
Distributions from net investment income	–	(.15)	–	–	(.11)
Distributions from net realized gain	–	(.02)	(.01)	–	–
Total distributions	–	(.16)E	(.01)	–	(.11)
Net asset value, end of period	$18.21	$15.56	$15.88	$15.35	$13.44
Total ReturnF,G	17.03%	(1.00)%C	3.54%D	14.21%	28.27%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.22%	2.29%	2.29%	2.09%	2.08%
Expenses net of fee waivers, if any	1.99%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	1.97%
Net investment income (loss)	(.13)%	.02%	1.03%	.03%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$5,619	$5,057	$5,662	$4,458	$4,340
Portfolio turnover rateJ	34%	63%	54%	182%	87%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.06)%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 E Total distributions of $.16 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.16	$16.48	$15.93	$13.81	$10.89
Income from Investment Operations
Net investment income (loss)A	.16	.16	.34	.15	.14
Net realized and unrealized gain (loss)	2.77	(.15)B	.39C	1.97	3.02
Total from investment operations	2.93	.01	.73	2.12	3.16
Distributions from net investment income	(.12)	(.31)	(.17)	–	(.24)
Distributions from net realized gain	–	(.02)	(.01)	–	–
Total distributions	(.12)	(.33)	(.18)	–	(.24)
Net asset value, end of period	$18.97	$16.16	$16.48	$15.93	$13.81
Total ReturnD	18.19%	.03%B	4.58%C	15.35%	29.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.18%	1.18%	1.01%	.94%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.94%
Expenses net of all reductions	1.00%	.99%	1.00%	1.00%	.92%
Net investment income (loss)	.87%	1.02%	2.03%	1.03%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$4,052	$3,287	$3,052	$1,261	$1,767
Portfolio turnover rateG	34%	63%	54%	182%	87%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.03)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,479,887
Gross unrealized depreciation	(1,321,063)
Net unrealized appreciation (depreciation)	$4,158,824
Tax Cost	$29,757,611

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$102,151
Capital loss carryforward	$(169,201)
Net unrealized appreciation (depreciation) on securities and other investments	$4,158,818

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(169,201)
Total capital loss carryforward	$(169,201)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$117,871	$ 528,640

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,059,982 and $13,500,920, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$45,004	$1,636
Class M	.25%	.25%	36,426	58
Class C	.75%	.25%	60,099	3,179
			$141,529	$4,873

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,820
Class M	775
Class C(a)	377
$5,972

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$38,845.22
Class M	18,059.25
Class C	17,558.29
Class I	6,038.19
	$80,500

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $203 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $110 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $18,719. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$24,689
Class M	1.50%	12,720
Class C	2.00%	13,445
Class I	1.00%	3,663
		$54,517

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $34.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $304.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$78,085	$296,202
Class M	16,949	86,018
Class B	–	332
Class C	–	52,765
Class I	22,837	57,321
Total	$117,871	$492,638
From net realized gain
Class A	$–	$19,002
Class M	–	7,499
Class B	–	245
Class C	–	6,102
Class I	–	3,154
Total	$–	$36,002

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	133,168	178,600	$2,414,399	$2,796,584
Reinvestment of distributions	4,407	19,140	76,682	309,115
Shares redeemed	(214,986)	(287,425)	(3,879,909)	(4,568,818)
Net increase (decrease)	(77,411)	(89,685)	$(1,388,828)	$(1,463,119)
Class M
Shares sold	47,575	26,445	$846,154	$421,591
Reinvestment of distributions	936	5,586	16,345	90,492
Shares redeemed	(156,483)	(82,224)	(2,880,230)	(1,314,603)
Net increase (decrease)	(107,972)	(50,193)	$(2,017,731)	$(802,520)
Class B
Shares sold	–	123	$–	$1,901
Reinvestment of distributions	–	32	–	520
Shares redeemed	–	(15,535)	–	(240,977)
Net increase (decrease)	–	(15,380)	$–	$(238,556)
Class C
Shares sold	106,588	51,108	$1,841,507	$785,078
Reinvestment of distributions	–	3,672	–	57,973
Shares redeemed	(122,931)	(86,475)	(2,160,674)	(1,325,976)
Net increase (decrease)	(16,343)	(31,695)	$(319,167)	$(482,925)
Class I
Shares sold	155,909	106,992	$2,906,271	$1,735,415
Reinvestment of distributions	1,271	3,673	22,260	59,684
Shares redeemed	(146,978)	(92,475)	(2,657,709)	(1,477,913)
Net increase (decrease)	10,202	18,190	$270,822	$317,186

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Value Leaders Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Cheil oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.25%
Actual		$1,000.00	$1,030.10	6.40
Hypothetical-C		$1,000.00	1,018.90	6.36
Class M	1.50%
Actual		$1,000.00	$1,028.40	$7.67
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class C	1.99%
Actual		$1,000.00	$1,026.50	$10.16
Hypothetical-C		$1,000.00	$1,015.17	$10.11
Class I	1.00%
Actual		$1,000.00	$1,031.50	$5.12
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Leaders Fund
Class A	12/11/17	12/08/17	$0.126	$0.000
Class M	12/11/17	12/08/17	$0.061	$0.000
Class C	12/11/17	12/08/17	$0.000	$0.000
Class I	12/11/17	12/08/17	$0.184	$0.000

Class A, Class M, and Class I designate 100% of the dividends distributed in 2016 respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of relatively higher other expenses due to asset levels. The Board noted that the total expense ratio of Class M (formerly Class T) was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AVLF-ANN-1217
1.793577.114

Fidelity Advisor® Emerging Asia Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	25.86%	8.73%	3.96%
Class M (incl. 3.50% sales charge)	28.50%	8.92%	3.90%
Class C (incl. contingent deferred sales charge)	31.58%	9.22%	3.80%
Class I	33.97%	10.37%	4.89%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$14,744	Fidelity Advisor® Emerging Asia Fund - Class A
$12,942	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager John Dance:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) rose roughly 33% to 34%, topping the 30.46% return of the MSCI AC (All Country) Asia ex Japan Index. Versus the benchmark, positioning in technology and picks in consumer staples were pluses. Regionally, China was key to the fund’s outperformance. Positioning in Malaysia and India also helped. Among stocks, our top relative contributor was Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras and a new position for the fund. Also helpful were two other China-based firms: Kweichow Moutai, a maker of alcoholic beverages, and pharmaceutical firm Jiangsu Hengrui Medicine. All three of these stocks were Chinese A-shares not in the index. Conversely, real estate, health care and financials were minor detractors; Israel, Taiwan and Philippines hurt from a country view. The fund owned two India-based generic-drug makers – Sun Pharmaceutical Industries and Divi’s Laboratories – hurt by regulatory headwinds. Other detractors were HKT Trust and HKT Limited, a Hong Kong telecoms provider, and Korea-based digital memory-maker SK Hynix, a strong-performing index name we didn’t own. A cash stake of about 2% of assets, on average, also dragged on relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2016, John Dance assumed sole management responsibility for the fund, as former Co-Manager Colin Chickles retired from Fidelity.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd.	6.9	6.3
Alibaba Group Holding Ltd. sponsored ADR	6.0	4.3
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6	5.7
Samsung Electronics Co. Ltd.	5.3	6.3
AIA Group Ltd.	2.8	2.9
Reliance Industries Ltd.	2.2	1.6
China Construction Bank Corp. (H Shares)	1.9	2.1
Housing Development Finance Corp. Ltd.	1.7	1.7
Kweichow Moutai Co. Ltd. (A Shares)	1.6	1.4
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1.5	1.3
	35.5

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.3	31.5
Financials	18.5	17.7
Consumer Discretionary	7.8	9.2
Industrials	7.2	7.1
Consumer Staples	5.9	7.2

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

As of April 30, 2017
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 1.4%
Blue Sky Alternative Investments Ltd.	177,134	$1,908,819
Netwealth Group Ltd. (a)(b)	89,014	252,069
SpeedCast International Ltd.	349,347	1,112,271
Woodside Petroleum Ltd.	49,092	1,154,605

TOTAL AUSTRALIA		4,427,764

Bermuda - 3.5%
Cheung Kong Infrastructure Holdings Ltd.	325,000	2,828,659
Hongkong Land Holdings Ltd.	267,100	1,936,475
Man Wah Holdings Ltd.	2,086,400	1,882,772
Tai Cheung Holdings Ltd.	942,000	1,086,728
Vtech Holdings Ltd.	220,000	3,127,387

TOTAL BERMUDA		10,862,021

Cayman Islands - 17.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	99,600	18,415,044
China Literature Ltd.	379	2,672
Haitian International Holdings Ltd.	305,000	912,881
International Housewares Retail Co. Ltd.	2,757,900	519,665
JD.com, Inc. sponsored ADR (a)	82,900	3,110,408
NetEase, Inc. ADR	10,600	2,988,352
Silergy Corp.	90,000	1,944,057
SITC International Holdings Co. Ltd.	1,630,000	1,571,205
Tencent Holdings Ltd.	477,200	21,447,804
Value Partners Group Ltd.	1,349,000	1,336,654
Xinyi Glass Holdings Ltd.	1,088,000	1,052,939

TOTAL CAYMAN ISLANDS		53,301,681

China - 17.3%
China Construction Bank Corp. (H Shares)	6,763,000	6,033,594
China Pacific Insurance (Group) Co. Ltd. (H Shares)	466,200	2,297,715
China Telecom Corp. Ltd. (H Shares)	2,964,000	1,485,533
Gree Electric Appliances, Inc. of Zhuhai Class A	535,400	3,433,551
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	688,548	4,076,349
Huaneng Renewables Corp. Ltd. (H Shares)	3,478,000	1,194,791
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	459,364	4,654,636
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	253,110	4,205,466
Kweichow Moutai Co. Ltd. (A Shares)	53,883	5,019,113
PICC Property & Casualty Co. Ltd. (H Shares)	939,060	1,860,931
Qingdao Port International Co. Ltd.	3,173,000	2,241,038
Shanghai International Airport Co. Ltd. (A Shares)	342,300	2,257,099
Shenzhen Expressway Co. (H Shares)	1,580,000	1,616,171
Shenzhen Inovance Technology Co. Ltd. Class A	394,497	1,834,870
Suofeiya Home Collection Co. Ltd. Class A	348,900	2,045,579
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	818,698	2,667,749
Weifu High-Technology Co. Ltd. (B Shares)	332,368	781,777
Yunnan Baiyao Group Co. Ltd.	252,768	3,994,061
Zhengzhou Yutong Bus Co. Ltd.	480,360	1,841,830

TOTAL CHINA		53,541,853

Hong Kong - 7.5%
AIA Group Ltd.	1,154,800	8,689,051
China Resources Beer Holdings Co. Ltd.	778,000	2,243,828
CSPC Pharmaceutical Group Ltd.	2,018,000	3,507,586
Dah Sing Banking Group Ltd.	722,800	1,599,140
Power Assets Holdings Ltd.	292,500	2,534,545
Sino Land Ltd.	750,000	1,292,076
Techtronic Industries Co. Ltd.	573,500	3,363,194

TOTAL HONG KONG		23,229,420

India - 17.7%
Adani Ports & Special Economic Zone Ltd.	226,791	1,507,328
Amara Raja Batteries Ltd.	119,955	1,296,070
Asian Paints Ltd.	115,523	2,106,801
Axis Bank Ltd.	416,404	3,364,351
Bajaj Corp. Ltd.	130,804	940,476
Bharat Petroleum Corp. Ltd.	296,445	2,479,608
Bharti Infratel Ltd.	318,481	2,174,770
CCL Products (India) Ltd.	253,452	1,255,908
Gujarat Gas Ltd.	100,016	1,409,415
Havells India Ltd.	227,067	1,699,934
HCL Technologies Ltd.	74,819	988,882
HDFC Bank Ltd.	141,990	3,974,337
Housing Development Finance Corp. Ltd.	201,275	5,307,443
Indian Oil Corp. Ltd.	274,473	1,761,290
Indraprastha Gas Ltd.	138,964	3,401,989
Oberoi Realty Ltd.	216,069	1,584,228
Petronet LNG Ltd.	585,148	2,348,273
Power Grid Corp. of India Ltd.	1,065,328	3,485,556
Redington India Ltd.	132,715	323,230
Reliance Industries Ltd.	465,580	6,765,111
Sterlite Optical Technologies Ltd.	353,809	1,556,760
Torrent Pharmaceuticals Ltd.	41,324	810,429
UPL Ltd.	145,850	1,800,431
Vakrangee Ltd.	216,691	1,881,781
VST Industries Ltd.	14,093	685,453

TOTAL INDIA		54,909,854

Indonesia - 2.3%
PT Bank Central Asia Tbk	2,470,000	3,806,304
PT Bank Rakyat Indonesia Tbk	2,815,400	3,238,359

TOTAL INDONESIA		7,044,663

Israel - 0.2%
Sarine Technologies Ltd.	803,000	574,371
Japan - 2.0%
Disco Corp.	12,900	2,989,275
KDDI Corp.	35,100	935,157
Nissan Chemical Industries Co. Ltd.	58,900	2,196,939

TOTAL JAPAN		6,121,371

Korea (South) - 11.6%
Coway Co. Ltd.	26,831	2,334,925
Hanon Systems	97,251	1,130,735
Hyundai Fire & Marine Insurance Co. Ltd.	35,189	1,427,274
KB Financial Group, Inc.	60,218	3,154,821
Korea Zinc Co. Ltd.	2,802	1,283,102
LG Chemical Ltd.	6,784	2,448,232
LG Household & Health Care Ltd.	2,218	2,334,862
Loen Entertainment, Inc.	23,857	2,272,420
LS Industrial Systems Ltd.	26,101	1,398,322
Osstem Implant Co. Ltd. (a)	25,066	1,611,897
Samsung Electronics Co. Ltd.	6,696	16,493,112

TOTAL KOREA (SOUTH)		35,889,702

Malaysia - 0.2%
Bursa Malaysia Bhd	213,600	504,221
Multi-National - 1.0%
HKT Trust/HKT Ltd. unit	2,622,500	3,203,582
Philippines - 1.2%
Ayala Land, Inc.	2,414,500	2,022,010
Bank of the Philippine Islands (BPI)	973,270	1,848,978

TOTAL PHILIPPINES		3,870,988

Singapore - 1.3%
UOL Group Ltd.	321,000	2,128,853
Wing Tai Holdings Ltd.	1,074,600	1,892,040

TOTAL SINGAPORE		4,020,893

Taiwan - 10.3%
CTCI Corp.	952,000	1,476,740
E.SUN Financial Holdings Co. Ltd.	3,639,513	2,215,975
Largan Precision Co. Ltd.	15,000	2,844,416
Micro-Star International Co. Ltd.	649,000	1,582,769
Nien Made Enterprise Co. Ltd.	171,000	1,781,605
Taiwan Semiconductor Manufacturing Co. Ltd.	2,157,393	17,453,462
United Microelectronics Corp.	4,069,000	2,101,530
Voltronic Power Technology Corp.	124,000	2,336,983

TOTAL TAIWAN		31,793,480

Thailand - 2.0%
Bangkok Bank PCL (For. Reg.)	272,800	1,650,596
Kasikornbank PCL (For. Reg.)	443,600	3,044,576
Thai Beverage PCL	1,933,100	1,389,801

TOTAL THAILAND		6,084,973

TOTAL COMMON STOCKS
(Cost $192,187,652)		299,380,837

Nonconvertible Preferred Stocks - 1.0%
Korea (South) - 1.0%
Samsung Electronics Co. Ltd.
(Cost $2,866,391)	1,609	3,223,497

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.10% (c)
(Cost $7,599,799)	7,598,279	7,599,799
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $202,653,842)		310,204,133
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(639,138)
NET ASSETS - 100%		$309,564,995

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,601
Fidelity Securities Lending Cash Central Fund	1,848
Total	$43,449

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$23,712,242	$23,709,570	$2,672	$--
Consumer Staples	18,074,907	18,074,907	--	--
Energy	14,508,887	14,508,887	--	--
Financials	57,515,208	50,133,981	7,381,227	--
Health Care	17,246,358	17,246,358	--	--
Industrials	22,564,842	22,564,842	--	--
Information Technology	103,437,707	59,445,636	43,992,071	--
Materials	9,835,505	7,638,566	2,196,939	--
Real Estate	11,942,410	11,942,410	--	--
Telecommunication Services	8,911,313	7,976,156	935,157	--
Utilities	14,854,955	14,854,955	--	--
Money Market Funds	7,599,799	7,599,799	--	--
Total Investments in Securities:	$310,204,133	$255,696,067	$54,508,066	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $195,054,043)	$302,604,334
Fidelity Central Funds (cost $7,599,799)	7,599,799
Total Investment in Securities (cost $202,653,842)		$310,204,133
Cash		72
Foreign currency held at value (cost $115,739)		115,739
Receivable for investments sold		558,806
Receivable for fund shares sold		277,010
Dividends receivable		137,998
Distributions receivable from Fidelity Central Funds		7,078
Prepaid expenses		621
Other receivables		138,181
Total assets		311,439,638
Liabilities
Payable for investments purchased
Regular delivery	$232,442
Delayed delivery	252,695
Payable for fund shares redeemed	65,575
Accrued management fee	173,934
Distribution and service plan fees payable	95,590
Other affiliated payables	66,499
Other payables and accrued expenses	987,908
Total liabilities		1,874,643
Net Assets		$309,564,995
Net Assets consist of:
Paid in capital		$206,945,048
Undistributed net investment income		1,566,191
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,559,046)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		106,612,802
Net Assets		$309,564,995
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($137,165,205 ÷ 3,430,868 shares)		$39.98
Maximum offering price per share (100/94.25 of $39.98)		$42.42
Class M:
Net Asset Value and redemption price per share ($44,729,906 ÷ 1,152,917 shares)		$38.80
Maximum offering price per share (100/96.50 of $38.80)		$40.21
Class C:
Net Asset Value and offering price per share ($60,851,625 ÷ 1,676,706 shares)(a)		$36.29
Class I:
Net Asset Value, offering price and redemption price per share ($66,818,259 ÷ 1,619,204 shares)		$41.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$5,889,542
Interest		30
Income from Fidelity Central Funds		43,449
Income before foreign taxes withheld		5,933,021
Less foreign taxes withheld		(540,819)
Total income		5,392,202
Expenses
Management fee	$1,730,334
Transfer agent fees	589,911
Distribution and service plan fees	960,431
Accounting and security lending fees	129,014
Custodian fees and expenses	182,781
Independent trustees' fees and expenses	966
Registration fees	59,979
Audit	105,826
Legal	937
Miscellaneous	1,942
Total expenses before reductions	3,762,121
Expense reductions	(42,340)	3,719,781
Net investment income (loss)		1,672,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,299,041
Fidelity Central Funds	(416)
Foreign currency transactions	(25,368)
Total net realized gain (loss)		3,273,257
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $835,432)	68,512,530
Fidelity Central Funds	(57)
Assets and liabilities in foreign currencies	6,652
Total change in net unrealized appreciation (depreciation)		68,519,125
Net gain (loss)		71,792,382
Net increase (decrease) in net assets resulting from operations		$73,464,803

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,672,421	$2,109,112
Net realized gain (loss)	3,273,257	(7,685,963)
Change in net unrealized appreciation (depreciation)	68,519,125	18,717,929
Net increase (decrease) in net assets resulting from operations	73,464,803	13,141,078
Distributions to shareholders from net investment income	(1,607,959)	(1,665,857)
Distributions to shareholders from net realized gain	(514,572)	(2,157,468)
Total distributions	(2,122,531)	(3,823,325)
Share transactions - net increase (decrease)	2,563,469	(43,770,710)
Redemption fees	39,586	18,916
Total increase (decrease) in net assets	73,945,327	(34,434,041)
Net Assets
Beginning of period	235,619,668	270,053,709
End of period	$309,564,995	$235,619,668
Other Information
Undistributed net investment income end of period	$1,566,191	$1,591,801

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$30.26	$28.75	$32.05	$31.34	$28.87
Income from Investment Operations
Net investment income (loss)A	.27	.29	.31	.30	.30
Net realized and unrealized gain (loss)	9.75	1.67	(1.76)	2.00B	2.59
Total from investment operations	10.02	1.96	(1.45)	2.30	2.89
Distributions from net investment income	(.24)	(.22)	(.18)	(.26)	(.33)
Distributions from net realized gain	(.07)	(.23)	(1.67)	(1.33)	(.09)
Total distributions	(.31)	(.45)	(1.86)C	(1.59)	(.42)
Redemption fees added to paid in capitalA	.01	–D	.01	–D	–D
Net asset value, end of period	$39.98	$30.26	$28.75	$32.05	$31.34
Total ReturnE,F	33.54%	6.95%	(4.78)%	7.70%B	10.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.42%	1.37%	1.42%	1.41%
Expenses net of fee waivers, if any	1.37%	1.42%	1.37%	1.42%	1.41%
Expenses net of all reductions	1.36%	1.42%	1.36%	1.42%	1.38%
Net investment income (loss)	.80%	1.03%	1.00%	.96%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$137,165	$119,449	$125,528	$145,184	$155,104
Portfolio turnover rateI	43%	75%	70%	91%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 8.29%.

 C Total distribution of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$29.39	$27.93	$31.17	$30.53	$28.13
Income from Investment Operations
Net investment income (loss)A	.16	.20	.21	.20	.20
Net realized and unrealized gain (loss)	9.49	1.62	(1.71)	1.94B	2.54
Total from investment operations	9.65	1.82	(1.50)	2.14	2.74
Distributions from net investment income	(.18)	(.13)	(.08)	(.17)	(.25)
Distributions from net realized gain	(.07)	(.23)	(1.67)	(1.33)	(.09)
Total distributions	(.25)	(.36)	(1.75)	(1.50)	(.34)
Redemption fees added to paid in capitalA	.01	–C	.01	–C	–C
Net asset value, end of period	$38.80	$29.39	$27.93	$31.17	$30.53
Total ReturnD,E	33.16%	6.62%	(5.05)%	7.34%B	9.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.68%	1.72%	1.68%	1.73%	1.70%
Expenses net of fee waivers, if any	1.68%	1.72%	1.68%	1.73%	1.70%
Expenses net of all reductions	1.66%	1.72%	1.67%	1.73%	1.67%
Net investment income (loss)	.50%	.72%	.69%	.66%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$44,730	$35,791	$37,720	$44,563	$47,620
Portfolio turnover rateH	43%	75%	70%	91%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 7.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$27.52	$26.17	$29.30	$28.78	$26.53
Income from Investment Operations
Net investment income (loss)A	.02	.07	.07	.06	.07
Net realized and unrealized gain (loss)	8.89	1.52	(1.59)	1.82B	2.39
Total from investment operations	8.91	1.59	(1.52)	1.88	2.46
Distributions from net investment income	(.08)	(.01)	–	(.03)	(.12)
Distributions from net realized gain	(.07)	(.23)	(1.62)	(1.33)	(.09)
Total distributions	(.14)C	(.24)	(1.62)	(1.36)	(.21)
Redemption fees added to paid in capitalA	–D	–D	.01	–D	–D
Net asset value, end of period	$36.29	$27.52	$26.17	$29.30	$28.78
Total ReturnE,F	32.58%	6.14%	(5.46)%	6.85%B	9.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.11%	2.16%	2.11%	2.17%	2.16%
Expenses net of fee waivers, if any	2.11%	2.16%	2.11%	2.17%	2.16%
Expenses net of all reductions	2.09%	2.16%	2.10%	2.17%	2.12%
Net investment income (loss)	.07%	.29%	.26%	.22%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$60,852	$43,016	$51,651	$57,226	$61,824
Portfolio turnover rateI	43%	75%	70%	91%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17. Excluding this amount, the total return would have been 7.44%.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $.067 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$31.19	$29.63	$33.00	$32.24	$29.67
Income from Investment Operations
Net investment income (loss)A	.38	.39	.41	.40	.40
Net realized and unrealized gain (loss)	10.06	1.72	(1.81)	2.04B	2.68
Total from investment operations	10.44	2.11	(1.40)	2.44	3.08
Distributions from net investment income	(.31)	(.32)	(.31)	(.35)	(.41)
Distributions from net realized gain	(.07)	(.23)	(1.67)	(1.33)	(.09)
Total distributions	(.37)C	(.55)	(1.98)	(1.68)	(.51)D
Redemption fees added to paid in capitalA	.01	–E	.01	–E	–E
Net asset value, end of period	$41.27	$31.19	$29.63	$33.00	$32.24
Total ReturnF	33.97%	7.27%	(4.47)%	7.98%B	10.47%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.11%	1.07%	1.12%	1.11%
Expenses net of fee waivers, if any	1.07%	1.11%	1.07%	1.12%	1.11%
Expenses net of all reductions	1.06%	1.11%	1.06%	1.12%	1.08%
Net investment income (loss)	1.10%	1.34%	1.30%	1.26%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$66,818	$37,364	$51,569	$48,693	$36,310
Portfolio turnover rateI	43%	75%	70%	91%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19. Excluding this amount, the total return would have been 8.57%.

 C Total distributions of $.37 per share is comprised of distributions from net investment income of $.307 and distributions from net realized gain of $.067 per share.

 D Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$110,523,235
Gross unrealized depreciation	(3,278,821)
Net unrealized appreciation (depreciation)	$107,244,414
Tax Cost	$202,959,719

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,649,603
Capital loss carryforward	$(5,337,125)
Net unrealized appreciation (depreciation) on securities and other investments	$107,190,488

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,337,125)
Total capital loss carryforward	$(5,337,125)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$2,122,531	$ 1,665,858
Long-term Capital Gains	–	2,157,469
Total	$2,122,531	$ 3,823,327

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $108,633,356 and $105,764,680, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$302,703	$–
Class M	.25%	.25%	189,552	–
Class C	.75%	.25%	468,176	21,710
			$960,431	$21,710

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16,510
Class M	3,332
Class C(a)	1,018
$20,860

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$290,288.24
Class M	111,552.29
Class C	106,061.23
Class I	82,010.19
	$ 589,911

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $169 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,848. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40,358 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's expenses by $43.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,939.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$945,543	$942,866
Class M	215,347	171,419
Class C	115,038	15,517
Class I	332,031	536,055
Total	$1,607,959	$1,665,857
From net realized gain
Class A	$259,636	$985,723
Class M	81,058	305,631
Class B	–	29,826
Class C	101,415	446,122
Class I	72,463	390,166
Total	$514,572	$2,157,468

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	351,068	409,769	$11,902,064	$11,440,878
Reinvestment of distributions	37,540	63,044	1,091,284	1,757,042
Shares redeemed	(905,334)	(891,153)	(29,487,490)	(24,755,117)
Net increase (decrease)	(516,726)	(418,340)	$(16,494,142)	$(11,557,197)
Class M
Shares sold	140,369	83,224	$4,595,147	$2,281,494
Reinvestment of distributions	10,290	17,276	291,111	469,050
Shares redeemed	(215,506)	(233,191)	(6,775,073)	(6,271,543)
Net increase (decrease)	(64,847)	(132,691)	$(1,888,815)	$(3,520,999)
Class B
Shares sold	–	862	$–	$22,474
Reinvestment of distributions	–	1,009	–	26,127
Shares redeemed	–	(136,850)	–	(3,430,006)
Net increase (decrease)	–	(134,979)	$–	$(3,381,405)
Class C
Shares sold	459,427	99,964	$14,705,301	$2,569,333
Reinvestment of distributions	7,217	15,928	191,693	406,480
Shares redeemed	(352,850)	(526,702)	(10,437,224)	(13,175,793)
Net increase (decrease)	113,794	(410,810)	$4,459,770	$(10,199,980)
Class I
Shares sold	941,763	339,115	$33,526,040	$9,694,721
Reinvestment of distributions	11,258	25,883	336,943	741,553
Shares redeemed	(531,849)	(907,526)	(17,376,327)	(25,547,403)
Net increase (decrease)	421,172	(542,528)	$16,486,656	$(15,111,129)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,203.10	$7.39
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.63%
Actual		$1,000.00	$1,201.60	$9.05
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class C	2.07%
Actual		$1,000.00	$1,198.90	$11.47
Hypothetical-C		$1,000.00	$1,014.77	$10.51
Class I	1.05%
Actual		$1,000.00	$1,205.00	$5.84
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Asia Fund
Class A	12/11/17	12/08/17	$0.216	$0.013
Class M	12/11/17	12/08/17	$0.129	$0.013
Class C	12/11/17	12/08/17	$0.054	$0.013
Class I	12/11/17	12/08/17	$0.342	$0.013

Class A designates 76%; Class M designates 92%; Class C designates 100%; and Class I designates 66%; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Asia Fund
Class A	12/12/16	$0.3894	$0.0784
Class M	12/12/16	$0.3234	$0.0784
Class C	12/12/16	$0.2214	$0.0784
Class I	12/12/16	$0.4524	$0.0784

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2016 and December 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and Class I ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEA-ANN-1217
1.703376.120

Fidelity Advisor® Diversified International Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.36%	8.55%	0.97%
Class M (incl. 3.50% sales charge)	17.83%	8.80%	0.96%
Class C (incl. contingent deferred sales charge)	20.46%	9.03%	0.82%
Class I	22.75%	10.17%	1.87%
Class Z	22.94%	10.31%	1.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,011	Fidelity Advisor® Diversified International Fund - Class A
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Bower:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 21% to 23%, lagging the 23.69% result of the benchmark MSCI EAFE Index. Versus the benchmark, a cash stake of 3%, on average, in a strong market detracted significantly. Non-benchmark investments in the U.S. and Canada also were costly, whereas holdings in emerging markets notably helped. Sector-wise, stock selection in energy and consumer staples hurt most. Picks in industrials and an overweighting in information technology added substantial value. Among individual stocks, detractors included non-benchmark investments in North American beauty-products manufacturer Coty (-31%) and convenience-store operator Alimentation Couche-Tard (-6%), based in Canada but operating globally, as well as untimely ownership of Israel-headquartered Teva Pharmaceutical Industries, which we sold by period end. Several out-of-index energy names also made the list of detractors. Conversely, out-of-index holdings in France-based asset manager Amundi (+90%), China's Alibaba Group Holding (+81%) and U.K. retailer B&M European Value Retail (+87%) aided relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
SAP SE (Germany, Software)	1.6	1.2
Bayer AG (Germany, Pharmaceuticals)	1.6	2.2
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5	1.5
Prudential PLC (United Kingdom, Insurance)	1.5	1.5
	7.8

Top Five Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	22.3
Industrials	14.7	11.4
Consumer Staples	13.8	13.7
Information Technology	13.7	12.7
Consumer Discretionary	10.7	12.6

Top Five Countries as of October 31, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.5	14.9
United Kingdom	14.3	16.9
Germany	7.9	8.2
France	6.5	5.0
United States of America	6.2	6.1

Asset Allocation (% of fund's net assets)

As of October 31, 2017
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

As of April 30, 2017
Stocks	96.7%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
Australia - 1.5%
Amcor Ltd.	427,180	$5,179
Australia & New Zealand Banking Group Ltd.	501,991	11,495
Bapcor Ltd.	632,977	2,635
CSL Ltd.	48,904	5,200
Magellan Financial Group Ltd.	307,552	5,713
Ramsay Health Care Ltd.	62,519	3,202

TOTAL AUSTRALIA		33,424

Austria - 0.1%
Andritz AG	44,900	2,539
Bailiwick of Jersey - 2.2%
Shire PLC	344,962	16,991
Wolseley PLC	325,891	22,789
WPP PLC	529,124	9,355

TOTAL BAILIWICK OF JERSEY		49,135

Belgium - 1.9%
Anheuser-Busch InBev SA NV	186,131	22,824
KBC Groep NV	242,793	20,168

TOTAL BELGIUM		42,992

Bermuda - 1.0%
Credicorp Ltd. (United States)	40,805	8,546
Hiscox Ltd.	284,700	5,400
IHS Markit Ltd. (a)	181,488	7,733

TOTAL BERMUDA		21,679

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	119,594	3,887
Canada - 4.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	525,200	24,625
AutoCanada, Inc.	172,800	3,122
Canadian Energy Services & Technology Corp.	710,300	3,827
CCL Industries, Inc. Class B	23,600	1,137
Cenovus Energy, Inc.	1,198,100	11,627
Constellation Software, Inc.	18,000	10,241
Fairfax India Holdings Corp. (a)	494,000	8,388
Imperial Oil Ltd.	253,200	8,210
PrairieSky Royalty Ltd.	80,569	2,145
Suncor Energy, Inc.	629,900	21,386

TOTAL CANADA		94,708

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	97,900	18,101
JD.com, Inc. sponsored ADR (a)	141,100	5,294
NetEase, Inc. ADR	4,100	1,156
Silicon Motion Technology Corp. sponsored ADR	4,480	217
Zai Lab Ltd. ADR	33,000	891

TOTAL CAYMAN ISLANDS		25,659

China - 0.9%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	353,200	3,579
Kweichow Moutai Co. Ltd. (A Shares)	146,076	13,607
Shanghai International Airport Co. Ltd. (A Shares)	231,772	1,528
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	466,300	1,519

TOTAL CHINA		20,233

Curacao - 0.2%
Schlumberger Ltd.	83,800	5,363
Denmark - 0.2%
A.P. Moller - Maersk A/S Series B	1,585	3,044
NNIT A/S	56,914	1,621

TOTAL DENMARK		4,665

Finland - 0.3%
Sampo Oyj (A Shares)	144,900	7,592
France - 6.5%
Amundi SA	255,258	21,640
AXA SA	370,500	11,185
BNP Paribas SA	238,000	18,586
Capgemini SA	37,700	4,583
Compagnie de St. Gobain	187,900	11,023
Elis SA	210,300	5,486
Kering SA	14,000	6,417
LVMH Moet Hennessy - Louis Vuitton SA	45,031	13,431
Maisons du Monde SA	90,273	3,906
Sanofi SA	250,676	23,736
Societe Generale Series A	216,300	12,038
VINCI SA	141,400	13,844

TOTAL FRANCE		145,875

Germany - 7.1%
adidas AG	73,706	16,403
Aumann AG	35,188	3,263
Axel Springer Verlag AG	87,100	5,874
Bayer AG	272,052	35,388
Deutsche Post AG	293,990	13,465
Fresenius SE & Co. KGaA	228,600	19,095
Linde AG	10,100	2,181
Linde AG (a)	37,300	8,036
Nexus AG	94,300	2,862
ProSiebenSat.1 Media AG	130,800	4,607
Rational AG	5,000	3,279
Rheinmetall AG	12,800	1,510
SAP SE	313,466	35,813
Symrise AG	102,000	7,938

TOTAL GERMANY		159,714

Hong Kong - 1.3%
AIA Group Ltd.	2,946,400	22,170
Techtronic Industries Co. Ltd.	1,217,500	7,140

TOTAL HONG KONG		29,310

India - 3.9%
Adani Ports & Special Economic Zone Ltd.	509,110	3,384
Axis Bank Ltd.	369,307	2,984
Exide Industries Ltd.	1,136,771	3,665
Godrej Consumer Products Ltd.	91,832	1,325
HDFC Bank Ltd.	880,888	24,656
Housing Development Finance Corp. Ltd.	694,118	18,303
ICICI Bank Ltd.	1,184,295	5,554
ITC Ltd.	1,634,283	6,706
Kajaria Ceramics Ltd.	144,781	1,521
Kotak Mahindra Bank Ltd.	253,740	4,017
LIC Housing Finance Ltd.	201,560	1,864
Reliance Industries Ltd.	915,756	13,306

TOTAL INDIA		87,285

Indonesia - 0.9%
PT Bank Central Asia Tbk	5,806,200	8,947
PT Bank Rakyat Indonesia Tbk	9,818,700	11,294

TOTAL INDONESIA		20,241

Ireland - 3.5%
Allergan PLC	44,000	7,798
CRH PLC	271,800	10,219
DCC PLC (United Kingdom)	71,500	6,780
Kerry Group PLC Class A	121,238	12,209
Kingspan Group PLC (Ireland)	215,300	9,003
Paddy Power Betfair PLC (Ireland)	54,700	5,594
Ryanair Holdings PLC sponsored ADR (a)	214,860	24,088
Weatherford International PLC (b)	929,200	3,224

TOTAL IRELAND		78,915

Isle of Man - 0.2%
Paysafe Group PLC (a)	580,233	4,516
Israel - 1.4%
Check Point Software Technologies Ltd. (a)	134,400	15,820
Elbit Systems Ltd. (Israel)	32,797	4,862
Frutarom Industries Ltd.	107,400	8,842
SodaStream International Ltd. (a)	43,200	2,751

TOTAL ISRAEL		32,275

Italy - 0.7%
Buzzi Unicem SpA	30,600	853
Intesa Sanpaolo SpA	3,750,400	12,608
Prada SpA	942,700	3,263

TOTAL ITALY		16,724

Japan - 17.5%
Ain Holdings, Inc.	81,500	5,576
Bridgestone Corp.	290,800	13,892
Daikin Industries Ltd.	116,000	12,819
Daito Trust Construction Co. Ltd.	42,700	7,465
Dentsu, Inc.	73,500	3,144
Hoya Corp.	634,600	34,478
Itochu Corp.	194,800	3,412
Kao Corp.	63,300	3,826
KDDI Corp.	641,000	17,078
Keyence Corp.	56,700	31,481
Minebea Mitsumi, Inc.	728,900	13,363
Misumi Group, Inc.	236,700	6,485
Mitsubishi UFJ Financial Group, Inc.	1,648,600	11,183
Morinaga & Co. Ltd.	122,600	6,965
Nabtesco Corp.	147,100	5,844
Nidec Corp.	70,900	9,428
Nippon Telegraph & Telephone Corp.	174,500	8,437
Nitori Holdings Co. Ltd.	117,000	17,004
Olympus Corp.	258,400	9,616
ORIX Corp.	2,057,800	35,381
Outsourcing, Inc.	266,500	3,674
PALTAC Corp.	83,600	3,320
Panasonic Corp.	448,000	6,765
Recruit Holdings Co. Ltd.	755,200	18,516
Renesas Electronics Corp. (a)	979,900	12,669
S Foods, Inc.	136,200	5,180
Seria Co. Ltd.	42,500	2,418
Seven & i Holdings Co. Ltd.	219,100	8,831
SMC Corp.	14,400	5,509
SoftBank Corp.	175,100	15,518
Sohgo Security Services Co., Ltd.	49,600	2,390
Sony Corp.	247,900	10,371
Start Today Co. Ltd.	103,800	2,843
Sundrug Co. Ltd.	62,500	2,720
The Suruga Bank Ltd.	156,400	3,561
Toto Ltd.	26,400	1,293
Tsuruha Holdings, Inc.	174,600	21,647
Welcia Holdings Co. Ltd.	247,300	9,386

TOTAL JAPAN		393,488

Korea (South) - 0.3%
LG Chemical Ltd.	15,902	5,739
Luxembourg - 1.4%
B&M European Value Retail S.A.	3,791,024	20,004
Eurofins Scientific SA	19,617	12,271

TOTAL LUXEMBOURG		32,275

Netherlands - 5.8%
Altice NV Class A (a)	137,099	2,586
ASML Holding NV	95,800	17,316
IMCD Group BV	126,300	7,945
ING Groep NV (Certificaten Van Aandelen)	879,400	16,251
Koninklijke Philips Electronics NV	376,200	15,331
LyondellBasell Industries NV Class A	110,000	11,388
RELX NV	697,138	15,746
Unilever NV (Certificaten Van Aandelen) (Bearer)	526,900	30,608
Wolters Kluwer NV	189,600	9,294
Yandex NV Series A (a)	137,800	4,662

TOTAL NETHERLANDS		131,127

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	598,628	3,810
Norway - 1.3%
Schibsted ASA (A Shares)	122,900	3,169
Skandiabanken ASA	526,900	5,338
Statoil ASA (b)	1,003,500	20,389

TOTAL NORWAY		28,896

Philippines - 0.1%
Alliance Global Group, Inc. (a)	4,989,754	1,548
Russia - 0.1%
Sberbank of Russia sponsored ADR	154,800	2,221
Singapore - 0.4%
Broadcom Ltd.	31,800	8,392
South Africa - 1.0%
Capitec Bank Holdings Ltd.	27,100	1,801
FirstRand Ltd.	275,900	1,000
Naspers Ltd. Class N	83,400	20,321

TOTAL SOUTH AFRICA		23,122

Spain - 2.5%
Aedas Homes SAU	59,600	2,083
Amadeus IT Holding SA Class A	281,600	19,107
CaixaBank SA	3,019,200	14,131
Inditex SA	113,650	4,249
Masmovil Ibercom SA (a)(b)	58,303	4,816
Neinor Homes SLU	239,700	4,927
Prosegur Cash SA	2,407,695	7,853

TOTAL SPAIN		57,166

Sweden - 2.5%
Alfa Laval AB	91,400	2,316
ASSA ABLOY AB (B Shares)	568,200	11,979
Coor Service Management Holding AB	445,200	3,510
Essity AB Class B	492,100	14,713
HEXPOL AB (B Shares)	303,400	3,070
Nordea Bank AB	1,700,200	20,553

TOTAL SWEDEN		56,141

Switzerland - 2.8%
Credit Suisse Group AG	972,777	15,330
Forbo Holding AG (Reg.)	640	967
Julius Baer Group Ltd.	88,190	5,216
Lonza Group AG	5,063	1,345
Partners Group Holding AG	13,230	8,898
Sika AG	2,363	17,492
UBS Group AG	794,503	13,522

TOTAL SWITZERLAND		62,770

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	579,400	24,526
Tripod Technology Corp.	393,000	1,447
United Microelectronics Corp.	10,854,000	5,606

TOTAL TAIWAN		31,579

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)	1,002,700	6,882
United Kingdom - 14.3%
Admiral Group PLC	133,800	3,419
Aon PLC	14,900	2,137
Ascential PLC	614,831	2,751
Ashtead Group PLC	86,600	2,231
AstraZeneca PLC (United Kingdom)	99,052	6,702
Booker Group PLC	3,394,100	9,070
Bunzl PLC	363,200	11,312
Close Brothers Group PLC	38,700	714
Coca-Cola European Partners PLC	156,200	6,382
Compass Group PLC	573,292	12,586
Conviviality PLC	704,424	3,979
Cranswick PLC	166,500	6,811
Dignity PLC	117,200	3,772
Diploma PLC	462,900	6,634
Equiniti Group PLC	1,823,978	7,338
Essentra PLC	954,270	6,743
Halma PLC	231,300	3,631
Hastings Group Holdings PLC	1,099,394	4,601
HomeServe PLC	399,000	4,536
Ibstock PLC	288,900	952
IMI PLC	17,300	281
Imperial Tobacco Group PLC	242,341	9,883
Indivior PLC (a)	996,000	4,916
Informa PLC	430,742	3,987
John Wood Group PLC	749,200	7,080
Liberty Global PLC Class A (a)	307,800	9,496
LivaNova PLC (a)	21,000	1,552
Lloyds Banking Group PLC	12,297,100	11,146
London Stock Exchange Group PLC	245,100	12,243
Melrose Industries PLC	5,437,257	15,880
Micro Focus International PLC	488,652	17,166
Prudential PLC	1,353,033	33,211
Reckitt Benckiser Group PLC	249,713	22,341
Rentokil Initial PLC	284,800	1,270
Softcat PLC	404,534	2,883
Spectris PLC	189,800	6,453
St. James's Place Capital PLC	1,242,600	19,425
Standard Chartered PLC (United Kingdom) (a)	898,433	8,954
Standard Life PLC	1,862,608	10,632
Tesco PLC	2,365,800	5,701
The Weir Group PLC	155,300	4,028
Volution Group PLC	2,940,500	8,240
Zpg PLC	26,800	125

TOTAL UNITED KINGDOM		323,194

United States of America - 6.2%
Alphabet, Inc. Class C (a)	14,849	15,096
Amgen, Inc.	76,400	13,387
British American Tobacco PLC sponsored ADR	487,200	31,376
Coty, Inc. Class A	775,000	11,935
DowDuPont, Inc.	30,500	2,205
MasterCard, Inc. Class A	106,900	15,904
Middleby Corp. (a)	16,700	1,936
Molson Coors Brewing Co. Class B	26,900	2,175
Oceaneering International, Inc.	126,400	2,556
Qualcomm, Inc.	106,700	5,443
Quintiles Transnational Holdings, Inc. (a)	59,100	6,389
S&P Global, Inc.	97,400	15,240
Visa, Inc. Class A	145,000	15,947

TOTAL UNITED STATES OF AMERICA		139,589

TOTAL COMMON STOCKS
(Cost $1,689,663)		2,194,670

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.1%
Itau Unibanco Holding SA	162,490	2,089
Germany - 0.8%
Henkel AG & Co. KGaA	80,800	11,341
Jungheinrich AG	42,500	1,930
Sartorius AG (non-vtg.)	45,000	4,194

TOTAL GERMANY		17,465

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,130)		19,554

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.10%(c)	37,941,228	37,949
Fidelity Securities Lending Cash Central Fund 1.11%(c)(d)	20,075,116	20,077
TOTAL MONEY MARKET FUNDS
(Cost $58,026)		58,026
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $1,762,819)		2,272,250
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(19,970)
NET ASSETS - 100%		$2,252,280

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$492
Fidelity Securities Lending Cash Central Fund	864
Total	$1,356

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$242,029	$154,879	$87,150	$--
Consumer Staples	311,742	166,137	145,605	--
Energy	99,113	78,724	20,389	--
Financials	536,080	338,760	197,320	--
Health Care	235,873	93,631	142,242	--
Industrials	332,490	237,778	94,712	--
Information Technology	309,526	223,957	85,569	--
Materials	91,974	79,574	12,400	--
Real Estate	9,548	2,083	7,465	--
Telecommunication Services	45,849	4,816	41,033	--
Money Market Funds	58,026	58,026	--	--
Total Investments in Securities:	$2,272,250	$1,438,365	$833,885	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$236,920
Level 2 to Level 1	$42,713

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $18,814) — See accompanying schedule: Unaffiliated issuers (cost $1,704,793)	$2,214,224
Fidelity Central Funds (cost $58,026)	58,026
Total Investment in Securities (cost $1,762,819)		$2,272,250
Foreign currency held at value (cost $1,605)		1,612
Receivable for investments sold		3,582
Receivable for fund shares sold		4,040
Dividends receivable		4,469
Distributions receivable from Fidelity Central Funds		65
Prepaid expenses		5
Other receivables		263
Total assets		2,286,286
Liabilities
Payable for investments purchased	$7,064
Payable for fund shares redeemed	3,985
Accrued management fee	1,240
Distribution and service plan fees payable	388
Other affiliated payables	421
Other payables and accrued expenses	831
Collateral on securities loaned	20,077
Total liabilities		34,006
Net Assets		$2,252,280
Net Assets consist of:
Paid in capital		$1,740,133
Undistributed net investment income		17,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,024)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		508,882
Net Assets		$2,252,280
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($578,813 ÷ 24,702 shares)		$23.43
Maximum offering price per share (100/94.25 of $23.43)		$24.86
Class M:
Net Asset Value and redemption price per share ($223,552 ÷ 9,621 shares)		$23.24
Maximum offering price per share (100/96.50 of $23.24)		$24.08
Class C:
Net Asset Value and offering price per share ($211,015 ÷ 9,441 shares)(a)		$22.35
Class I:
Net Asset Value, offering price and redemption price per share ($952,676 ÷ 39,951 shares)		$23.85
Class Z:
Net Asset Value, offering price and redemption price per share ($286,224 ÷ 12,002 shares)		$23.85

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2017
Investment Income
Dividends		$42,642
Interest		28
Income from Fidelity Central Funds		1,356
Income before foreign taxes withheld		44,026
Less foreign taxes withheld		(3,421)
Total income		40,605
Expenses
Management fee	$13,384
Transfer agent fees	3,915
Distribution and service plan fees	4,506
Accounting and security lending fees	889
Custodian fees and expenses	279
Independent trustees' fees and expenses	8
Registration fees	101
Audit	95
Legal	9
Miscellaneous	16
Total expenses before reductions	23,202
Expense reductions	(132)	23,070
Net investment income (loss)		17,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	145,172
Fidelity Central Funds	(10)
Foreign currency transactions	155
Total net realized gain (loss)		145,317
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $428)	244,695
Assets and liabilities in foreign currencies	179
Total change in net unrealized appreciation (depreciation)		244,874
Net gain (loss)		390,191
Net increase (decrease) in net assets resulting from operations		$407,726

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,535	$18,202
Net realized gain (loss)	145,317	15,579
Change in net unrealized appreciation (depreciation)	244,874	(90,409)
Net increase (decrease) in net assets resulting from operations	407,726	(56,628)
Distributions to shareholders from net investment income	(18,146)	(12,902)
Distributions to shareholders from net realized gain	(4,351)	–
Total distributions	(22,497)	(12,902)
Share transactions - net increase (decrease)	12,173	(101,000)
Redemption fees	8	32
Total increase (decrease) in net assets	397,410	(170,498)
Net Assets
Beginning of period	1,854,870	2,025,368
End of period	$2,252,280	$1,854,870
Other Information
Undistributed net investment income end of period	$17,289	$17,911

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified International Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$20.10	$19.56	$19.47	$15.63
Income from Investment Operations
Net investment income (loss)A	.17	.18	.15	.27B	.19
Net realized and unrealized gain (loss)	4.11	(.77)	.61	.17	3.92
Total from investment operations	4.28	(.59)	.76	.44	4.11
Distributions from net investment income	(.19)	(.13)	(.20)	(.18)	(.21)
Distributions from net realized gain	(.05)	–	(.02)	(.17)	(.06)
Total distributions	(.23)C	(.13)	(.22)	(.35)	(.27)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$23.43	$19.38	$20.10	$19.56	$19.47
Total ReturnE,F	22.39%	(2.97)%	3.93%	2.28%	26.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.21%	1.23%	1.22%	1.26%	1.31%
Expenses net of fee waivers, if any	1.21%	1.23%	1.22%	1.26%	1.30%
Expenses net of all reductions	1.20%	1.22%	1.21%	1.26%	1.28%
Net investment income (loss)	.82%	.92%	.75%	1.34%B	1.08%
Supplemental Data
Net assets, end of period (in millions)	$579	$574	$662	$693	$756
Portfolio turnover rateI	44%	31%	34%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.046 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.21	$19.92	$19.38	$19.30	$15.49
Income from Investment Operations
Net investment income (loss)A	.12	.13	.10	.21B	.14
Net realized and unrealized gain (loss)	4.08	(.77)	.61	.18	3.89
Total from investment operations	4.20	(.64)	.71	.39	4.03
Distributions from net investment income	(.13)	(.07)	(.15)	(.14)	(.16)
Distributions from net realized gain	(.05)	–	(.02)	(.17)	(.06)
Total distributions	(.17)C	(.07)	(.17)	(.31)	(.22)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$23.24	$19.21	$19.92	$19.38	$19.30
Total ReturnE,F	22.10%	(3.22)%	3.67%	2.04%	26.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.49%	1.48%	1.51%	1.55%
Expenses net of fee waivers, if any	1.47%	1.49%	1.48%	1.51%	1.55%
Expenses net of all reductions	1.47%	1.48%	1.47%	1.51%	1.53%
Net investment income (loss)	.56%	.66%	.49%	1.09%B	.83%
Supplemental Data
Net assets, end of period (in millions)	$224	$224	$271	$284	$319
Portfolio turnover rateI	44%	31%	34%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.046 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.48	$19.19	$18.68	$18.63	$14.97
Income from Investment Operations
Net investment income (loss)A	.01	.03	–B	.11C	.06
Net realized and unrealized gain (loss)	3.94	(.74)	.59	.18	3.75
Total from investment operations	3.95	(.71)	.59	.29	3.81
Distributions from net investment income	(.03)	–	(.06)	(.07)	(.09)
Distributions from net realized gain	(.05)	–	(.02)	(.17)	(.06)
Total distributions	(.08)	–	(.08)	(.24)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.35	$18.48	$19.19	$18.68	$18.63
Total ReturnD,E	21.46%	(3.70)%	3.15%	1.58%	25.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.96%	1.98%	1.97%	2.00%	2.04%
Expenses net of fee waivers, if any	1.96%	1.98%	1.97%	2.00%	2.04%
Expenses net of all reductions	1.96%	1.98%	1.96%	2.00%	2.01%
Net investment income (loss)	.07%	.17%	- %H	.60%C	.35%
Supplemental Data
Net assets, end of period (in millions)	$211	$206	$251	$243	$264
Portfolio turnover rateI	44%	31%	34%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.73	$20.46	$19.91	$19.80	$15.90
Income from Investment Operations
Net investment income (loss)A	.24	.24	.21	.33B	.24
Net realized and unrealized gain (loss)	4.18	(.78)	.63	.18	3.98
Total from investment operations	4.42	(.54)	.84	.51	4.22
Distributions from net investment income	(.25)	(.19)	(.26)	(.23)	(.26)
Distributions from net realized gain	(.05)	–	(.02)	(.17)	(.06)
Total distributions	(.30)	(.19)	(.29)C	(.40)	(.32)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$23.85	$19.73	$20.46	$19.91	$19.80
Total ReturnE	22.75%	(2.69)%	4.24%	2.60%	27.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.94%	.94%	.97%	.99%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.97%	.99%
Expenses net of all reductions	.92%	.94%	.94%	.97%	.97%
Net investment income (loss)	1.10%	1.21%	1.03%	1.63%B	1.39%
Supplemental Data
Net assets, end of period (in millions)	$953	$757	$747	$648	$636
Portfolio turnover rateH	44%	31%	34%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class Z

Years ended October 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$19.73	$20.46	$19.93	$19.81	$18.54
Income from Investment Operations
Net investment income (loss)B	.27	.27	.24	.36C	.03
Net realized and unrealized gain (loss)	4.18	(.78)	.61	.19	1.24
Total from investment operations	4.45	(.51)	.85	.55	1.27
Distributions from net investment income	(.28)	(.22)	(.30)	(.26)	–
Distributions from net realized gain	(.05)	–	(.02)	(.17)	–
Total distributions	(.33)	(.22)	(.32)	(.43)	–
Redemption fees added to paid in capitalB	–D	–D	–D	–D	–
Net asset value, end of period	$23.85	$19.73	$20.46	$19.93	$19.81
Total ReturnE,F	22.94%	(2.54)%	4.34%	2.81%	6.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.79%	.79%	.81%	.83%I
Expenses net of fee waivers, if any	.78%	.79%	.79%	.81%	.83%I
Expenses net of all reductions	.78%	.79%	.78%	.81%	.80%I
Net investment income (loss)	1.25%	1.36%	1.18%	1.79%C	.77%I
Supplemental Data
Net assets, end of period (in millions)	$286	$93	$83	$24	$–
Portfolio turnover rateJ	44%	31%	34%	40%	50%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$554,838
Gross unrealized depreciation	(65,632)
Net unrealized appreciation (depreciation)	$489,206
Tax Cost	$1,783,044

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,679
Net unrealized appreciation (depreciation) on securities and other investments	$489,146

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$22,497	$ 12,902

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $864,606 and $867,539, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,388	$–
Class M	.25%	.25%	1,083	–
Class C	.75%	.25%	2,035	67
			$4,506	$67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$43
Class M	11
Class C(a)	5
$59

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,225.22
Class M	515.24
Class C	461.23
Class I	1,628.19
Class Z	86.05
	$3,915

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $864, including $7 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $115 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$5,441	$4,188
Class M	1,459	941
Class C	337	–
Class I	9,585	6,836
Class Z	1,324	937
Total	$18,146	$12,902
From net realized gain
Class A	$1,338	$–
Class M	524	–
Class C	500	–
Class I	1,771	–
Class Z	218	–
Total	$4,351	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	3,317	4,511	$69,149	$86,702
Reinvestment of distributions	342	200	6,436	3,990
Shares redeemed	(8,598)	(7,981)	(175,117)	(153,400)
Net increase (decrease)	(4,939)	(3,270)	$(99,532)	$(62,708)
Class M
Shares sold	809	1,081	$16,845	$20,518
Reinvestment of distributions	102	46	1,912	909
Shares redeemed	(2,936)	(3,108)	(59,831)	(59,258)
Net increase (decrease)	(2,025)	(1,981)	$(41,074)	$(37,831)
Class B
Shares sold	–	3	$–	$57
Shares redeemed	–	(578)	–	(10,435)
Net increase (decrease)	–	(575)	$–	$(10,378)
Class C
Shares sold	706	1,039	$14,348	$19,189
Reinvestment of distributions	40	–	720	–
Shares redeemed	(2,474)	(2,956)	(49,015)	(54,266)
Net increase (decrease)	(1,728)	(1,917)	$(33,947)	$(35,077)
Class I
Shares sold	13,526	16,017	$282,118	$309,300
Reinvestment of distributions	479	284	9,168	5,760
Shares redeemed	(12,447)	(14,428)	(259,183)	(283,183)
Net increase (decrease)	1,558	1,873	$32,103	$31,877
Class Z
Shares sold	9,293	1,247	$197,380	$24,679
Reinvestment of distributions	81	46	1,541	937
Shares redeemed	(2,078)	(639)	(44,298)	(12,499)
Net increase (decrease)	7,296	654	$154,623	$13,117

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Diversified International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.20%
Actual		$1,000.00	$1,104.70	$6.37
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class M	1.46%
Actual		$1,000.00	$1,103.50	$7.74
Hypothetical-C		$1,000.00	$1,017.85	$7.43
Class C	1.95%
Actual		$1,000.00	$1,101.00	$10.33
Hypothetical-C		$1,000.00	$1,015.38	$9.91
Class I	.93%
Actual		$1,000.00	$1,106.70	$4.94
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Class Z	.79%
Actual		$1,000.00	$1,107.20	$4.20
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Diversified International Fund
Class A	12/11/17	12/08/17	$0.161	$0.070
Class M	12/11/17	12/08/17	$0.090	$0.070
Class C	12/11/17	12/08/17	$0.000	$0.043
Class I	12/11/17	12/08/17	$0.237	$0.070
Class Z	12/11/17	12/08/17	$0.277	$0.070

Class A designates 9%, Class M designates 11%, Class C designates 21%, Class I designates 7% and Class Z designates 6% of the dividends distributed in December 2016, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Diversified International Fund
Class A	12/09/16	$0.2638	$0.0308
Class M	12/09/16	$0.2048	$0.0308
Class C	12/09/16	$0.1078	$0.0308
Class I	12/09/16	$0.3258	$0.0308
Class Z	12/09/16	$0.3568	$0.0308

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADIF-ANN-1217
1.728709.118

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,200	$1,400
Fidelity Advisor International Capital Appreciation Fund	$57,000	$100	$7,200	$1,600

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,200	$1,300
Fidelity Advisor International Capital Appreciation Fund	$54,000	$100	$7,200	$1,500

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the “Funds”):

Services Billed by PwC

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$59,000	$5,600	$6,700	$2,700
Fidelity Advisor Emerging Asia Fund	$64,000	$6,200	$5,500	$2,900
Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,500	$5,500	$2,600
Fidelity Advisor Global Equity Income Fund	$48,000	$4,700	$6,000	$2,200
Fidelity Advisor Overseas Fund	$70,000	$6,200	$5,700	$3,000
Fidelity Advisor Value Leaders Fund	$43,000	$4,200	$4,800	$2,000

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$59,000	$5,800	$13,700	$2,700
Fidelity Advisor Emerging Asia Fund	$65,000	$6,200	$5,500	$2,900
Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,500	$5,500	$2,600
Fidelity Advisor Global Equity Income Fund	$48,000	$4,800	$5,700	$2,300
Fidelity Advisor Overseas Fund	$65,000	$6,300	$12,000	$3,000
Fidelity Advisor Value Leaders Fund	$43,000	$4,300	$7,500	$2,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2017A	October 31, 2016A
Audit-Related Fees	$-	$40,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2017A	October 31, 2016A,B
Audit-Related Fees	$12,525,000	$5,550,000
Tax Fees	$155,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2017A	October 31, 2016A,B
PwC	$16,295,000	$6,660,000
Deloitte Entities	$550,000	$85,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017